                                                                   Exhibit 10.53

--------------------------------------------------------------------------------

                           REVOLVING CREDIT AGREEMENT
                           --------------------------

                           Dated as of March 29, 2002

                                  by and among

                         U.S. XPRESS ENTERPRISES, INC.,
                           U.S. XPRESS LEASING, INC.,
                              CSI/CROWN, INC., and
                               U.S. XPRESS, INC.,
                         (collectively, the "Borrowers")
                                             ---------

                    THE LENDERS LISTED ON SCHEDULE I HERETO,
                                 (the "Lenders")
                                       -------

                                       and

                           FLEET CAPITAL CORPORATION,
                          (the "Administrative Agent")
                                --------------------

                                      with

                             FLEET SECURITIES, INC.,
                                (the "Arranger")
                                      --------

                                       and

                       LASALLE BANK NATIONAL ASSOCIATION,
                              as Syndication Agent

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                -----------------

1.   DEFINITIONS AND RULES OF INTERPRETATION.........................................................1
     ---------------------------------------
         1.1.   Definitions..........................................................................1
                -----------
         1.2.   Rules of Interpretation..............................................................28
                -----------------------

2.   THE REVOLVING CREDIT FACILITY...................................................................29
     -----------------------------
         2.1.   Commitment to Lend...................................................................29
                ------------------
         2.2.   Commitment Fee.......................................................................30
                --------------
         2.3.   Reduction of Total Commitment........................................................30
                -----------------------------
         2.4.   The Revolving Credit Notes...........................................................31
                --------------------------
         2.5.   Interest on Revolving Credit Loans...................................................31
                ----------------------------------
         2.6.   Requests for Revolving Credit Loans..................................................32
                -----------------------------------
                  2.6.1.   General...................................................................32
                           -------
                  2.6.2.   Swing Line................................................................32
                           ----------
         2.7.   Conversion Options...................................................................33
                ------------------
                  2.7.1.   Conversion to Different Type of Revolving Credit Loan.....................33
                           -----------------------------------------------------
                  2.7.2.   Continuation of Type of Revolving Credit Loan.............................34
                           ---------------------------------------------
                  2.7.3.   LIBOR Rate Loans..........................................................34
                           ----------------
         2.8.   Funds for Revolving Credit Loan......................................................34
                -------------------------------
                  2.8.1.   Funding Procedures........................................................34
                           ------------------
                  2.8.2.   Advances by Administrative Agent..........................................35
                           --------------------------------
         2.9.   Change in Borrowing Base.............................................................35
                ------------------------
         2.10.  Settlements..........................................................................36
                -----------
                  2.10.1.  General...................................................................36
                           -------
                  2.10.2.  Failure to Make Funds Available...........................................37
                           -------------------------------
                  2.10.3.  No Effect on Other Lenders................................................37
                           --------------------------
         2.11.  Repayments of Revolving Credit Loans Prior to Event of Default.......................38
                --------------------------------------------------------------
                  2.11.1.  Credit for Funds Received in Concentration Account........................38
                           --------------------------------------------------
                  2.11.2.  Application of Payments Prior to Event of Default.........................38
                           -------------------------------------------------
         2.12.  Repayments of Revolving Credit Loans After Event of Default..........................40
                -----------------------------------------------------------

3.   REPAYMENT OF THE REVOLVING CREDIT LOANS.........................................................40
     ---------------------------------------
         3.1.   Maturity.............................................................................40
                --------
         3.2.   Mandatory Repayments of Revolving Credit Loans.......................................40
                ----------------------------------------------
                  3.2.1.   Facility..................................................................40
                           --------
                  3.2.2.   Asset Sales...............................................................41
                           -----------


                  3.2.3.   Debt and Equity Issuances.................................................41
                           -------------------------
         3.3.   Optional Repayments of Revolving Credit Loans........................................41
                ---------------------------------------------

4.   LETTERS OF CREDIT...............................................................................42
     -----------------
         4.1.   Letter of Credit Commitments.........................................................42
                ----------------------------
                  4.1.1.   Commitment to Issue Letters of Credit.....................................42
                           -------------------------------------
                  4.1.2.   Letter of Credit Applications.............................................43
                           -----------------------------
                  4.1.3.   Terms of Letters of Credit................................................43
                           --------------------------
                  4.1.4.   Reimbursement Obligations of Lenders......................................43
                           ------------------------------------
                  4.1.5.   Participations of Lenders.................................................44
                           -------------------------
         4.2.   Reimbursement Obligation of the Borrowers............................................44
                -----------------------------------------
         4.3.   Letter of Credit Payments............................................................45
                -------------------------
         4.4.   Obligations Absolute.................................................................46
                --------------------
         4.5.   Reliance by Issuer...................................................................46
                ------------------
         4.6.   Letter of Credit Fee.................................................................47
                --------------------

5.   CERTAIN GENERAL PROVISIONS......................................................................47
     --------------------------
         5.1.   Closing and Arrangement Fees.........................................................47
                ----------------------------
         5.2.   Administrative Agent's Fee...........................................................47
                --------------------------
         5.3.   Funds for Payments...................................................................47
                ------------------
                  5.3.1.   Payments to Administrative Agent..........................................47
                           --------------------------------
                  5.3.2.   No Offset, etc............................................................48
                           --------------
         5.4.   Computations.........................................................................48
                ------------
         5.5.   Inability to Determine LIBOR Rate....................................................49
                ---------------------------------
         5.6.   Illegality...........................................................................49
                ----------
         5.7.   Additional Costs, etc................................................................49
                ---------------------
         5.8.   Capital Adequacy.....................................................................51
                ----------------
         5.9.   Certificate..........................................................................52
                -----------
         5.10.  Indemnity............................................................................52
                ---------
         5.11.  Interest After Default...............................................................52
                ----------------------
                  5.11.1.  Overdue Amounts...........................................................52
                           ---------------
                  5.11.2.  Amounts Not Overdue.......................................................52
                           -------------------
         5.12.  Late Fee.............................................................................53
                --------
         5.13.  Concerning Joint and Several Liability of the Borrowers..............................53
                -------------------------------------------------------

6.   COLLATERAL SECURITY AND GUARANTIES..............................................................55
     ----------------------------------
         6.1.   Security of the Borrowers............................................................55
                -------------------------
         6.2.   Guaranties and Security of Subsidiaries..............................................55
                ---------------------------------------

7.   REPRESENTATIONS AND WARRANTIES..................................................................56
     ------------------------------
         7.1.   Corporate Authority..................................................................56
                -------------------
                  7.1.1.   Incorporation; Good Standing..............................................56
                           ----------------------------
                  7.1.2.   Authorization.............................................................56
                           -------------
                  7.1.3.   Enforceability............................................................56
                           --------------
         7.2.   Governmental Approvals...............................................................57
                ----------------------
         7.3.   Title to Properties; Leases..........................................................57
                ---------------------------

         7.4.   Financial Statements and Projections.................................................57
                ------------------------------------
                  7.4.1.   Fiscal Year...............................................................57
                           -----------
                  7.4.2.   Financial Statements......................................................57
                           --------------------
                  7.4.3.   Projections...............................................................57
                           -----------
         7.5.   No Material Adverse Changes, etc.....................................................58
                --------------------------------
         7.6.   Franchises, Patents, Copyrights, etc.................................................58
                ------------------------------------
         7.7.   Litigation...........................................................................58
                ----------
         7.8.   No Materially Adverse Contracts, etc.................................................58
                ------------------------------------
         7.9.   Compliance with Other Instruments, Laws, etc.........................................59
                --------------------------------------------
         7.10.  Tax Status...........................................................................59
                ----------
         7.11.  No Event of Default..................................................................59
                -------------------
         7.12.  Holding Company and Investment Company Acts..........................................59
                -------------------------------------------
         7.13.  Absence of Financing Statements, etc.................................................59
                ------------------------------------
         7.14.  Perfection of Security Interest......................................................60
                -------------------------------
         7.15.  Certain Transactions.................................................................60
                --------------------
         7.16.  Employee Benefit Plans...............................................................60
                ----------------------
                  7.16.1.  In General................................................................60
                           ----------
                  7.16.2.  Terminability of Welfare Plans............................................60
                           ------------------------------
                  7.16.3.  Guaranteed Pension Plans..................................................61
                           ------------------------
                  7.16.4.  Multiemployer Plans.......................................................61
                           -------------------
         7.17.  Use of Proceeds......................................................................61
                ---------------
                  7.17.1.  General...................................................................61
                           -------
                  7.17.2.  Regulations U and X.......................................................62
                           -------------------
                  7.17.3.  Ineligible Securities.....................................................62
                           ---------------------
         7.18.  Environmental Compliance.............................................................62
                ------------------------
         7.19.  Subsidiaries, etc....................................................................64
                -----------------
         7.20.  Bank Accounts........................................................................64
                -------------
         7.21.  Disclosure...........................................................................64
                ----------

8.   AFFIRMATIVE COVENANTS...........................................................................64
     ---------------------
         8.1.   Punctual Payment.....................................................................64
                ----------------
         8.2.   Maintenance of Office................................................................65
                ---------------------
         8.3.   Records and Accounts.................................................................65
                --------------------
         8.4.   Financial Statements, Certificates and Information...................................65
                --------------------------------------------------
         8.5.   Notices..............................................................................68
                -------
                  8.5.1.   Defaults..................................................................68
                           --------
                  8.5.2.   Environmental Events......................................................68
                           --------------------
                  8.5.3.   Notification of Claim against Collateral..................................68
                           ----------------------------------------
                  8.5.4.   Notice of Litigation and Judgments........................................69
                           ----------------------------------
         8.6.   Legal Existence; Maintenance of Properties...........................................69
                ------------------------------------------
         8.7.   Insurance............................................................................69
                ---------
         8.8.   Taxes................................................................................70
                -----
         8.9.   Inspection of Properties and Books, etc..............................................70
                ---------------------------------------
                  8.9.1.   General...................................................................70
                           -------

                  8.9.2.   Collateral Reports........................................................70
                           ------------------
                  8.9.3.   Appraisals................................................................71
                           ----------
                  8.9.4.   Communications with Accountants...........................................71
                           -------------------------------
         8.10.  Compliance with Laws, Contracts, Licenses, and Permits...............................71
                ------------------------------------------------------
         8.11.  Employee Benefit Plans...............................................................72
                ----------------------
         8.12.  Use of Proceeds......................................................................72
                ---------------
         8.13.    Bank Accounts......................................................................72
                  -------------
                  8.13.1.  General...................................................................72
                           -------
                  8.13.2.  Acknowledgment of Application.............................................73
                           -----------------------------
         8.14.  Further Assurances...................................................................73
                ------------------

9.   CERTAIN NEGATIVE COVENANTS......................................................................73
     --------------------------
         9.1.   Restrictions on Indebtedness.........................................................74
                ----------------------------
         9.2.   Restrictions on Liens................................................................76
                ---------------------
         9.3.   Restrictions on Investments..........................................................78
                ---------------------------
         9.4.   Restricted Payments..................................................................79
                -------------------
         9.5.   Merger, Consolidation and Disposition of Assets......................................79
                -----------------------------------------------
                  9.5.1.   Mergers and Acquisitions..................................................79
                           ------------------------
                  9.5.2.   Disposition of Assets.....................................................79
                           ---------------------
         9.6.   Sale and Leaseback...................................................................79
                ------------------
         9.7.   Compliance with Environmental Laws...................................................80
                ----------------------------------
         9.8.   Employee Benefit Plans...............................................................80
                ----------------------
         9.9.   Business Activities..................................................................81
                -------------------
         9.10.  Fiscal Year..........................................................................81
                -----------
         9.11.  Transactions with Affiliates.........................................................81
                ----------------------------
         9.12.  Bank Accounts........................................................................81
                -------------

10.   FINANCIAL COVENANTS............................................................................82
      -------------------
         10.1.  Fixed Charge Coverage Ratio..........................................................82
                ---------------------------
         10.2.  Consolidated Tangible Net Worth......................................................82
                -------------------------------
         10.3.  Capital Expenditures.................................................................82
                --------------------
         10.4.  Leverage Ratio.......................................................................82
                --------------

11.   CLOSING CONDITIONS.............................................................................82
      ------------------
         11.1.  Loan Documents, etc..................................................................83
                -------------------
                  11.1.1.  Loan Documents............................................................83
                           --------------
                  11.1.2.  Cooperation Agreements....................................................83
                           ----------------------
         11.2.  Certified Copies of Governing Documents..............................................83
                ---------------------------------------
         11.3.  Corporate or Other Action............................................................83
                -------------------------
         11.4.  Incumbency Certificate.  The.........................................................83
                ----------------------
         11.5.  Excess Availability..................................................................84
                -------------------
         11.6.  Validity of Liens....................................................................84
                -----------------
         11.7.  Perfection Certificates and UCC Search Results.......................................84
                ----------------------------------------------
         11.8.  Certificates of Insurance............................................................84
                -------------------------
         11.9.  Initial Borrowing Base Report........................................................84
                -----------------------------

         11.10. Accounts Receivable Aging Report.....................................................84
                --------------------------------
         11.11. Solvency Certificate.  The...........................................................85
                --------------------
         11.12. Opinion of Counsel...................................................................85
                ------------------
         11.13. Satisfactory Completion of Due Diligence; Etc........................................85
                ---------------------------------------------
                  11.13.1. Due Diligence.............................................................85
                           --------------
                  11.13.2. Appraisals................................................................85
                           ----------
         11.14. No Material Adverse Change...........................................................86
                --------------------------
         11.15. No Litigation........................................................................86
                -------------
         11.16. Capital Markets......................................................................86
                ---------------
         11.17. Payment of Fees......................................................................86
                ---------------
         11.18. Payoff Letter........................................................................86
                -------------
         [11.19.Agency Account Agreements............................................................87
                -------------------------

12.   CONDITIONS TO ALL BORROWINGS...................................................................87
      ----------------------------
         12.1.  Representations True; No Event of Default............................................87
                -----------------------------------------
         12.2.  No Legal Impediment..................................................................87
                -------------------
         12.3.  Proceedings and Documents............................................................87
                -------------------------
         12.4.  Borrowing Base Report................................................................88
                ---------------------

13.   EVENTS OF DEFAULT; ACCELERATION; ETC...........................................................88
      ------------------------------------
         13.1.  Events of Default and Acceleration...................................................88
                ----------------------------------
         13.2.  Termination of Commitments...........................................................92
                --------------------------
         13.3.  Remedies.............................................................................92
                --------
         13.4.  Distribution of Collateral Proceeds..................................................92
                -----------------------------------

14.   THE ADMINISTRATIVE AGENT.......................................................................94
      ------------------------
         14.1.  Authorization........................................................................94
                -------------
         14.2.  Employees and Administrative Agents..................................................95
                -----------------------------------
         14.3.  No Liability.........................................................................95
                ------------
         14.4.  No Representations...................................................................95
                ------------------
                  14.4.1.  General...................................................................95
                           -------
                  14.4.2.  Closing Documentation, etc................................................96
                           --------------------------
         14.5.  Payments.............................................................................96
                --------
                  14.5.1.  Payments to Administrative Agent..........................................96
                           --------------------------------
                  14.5.2.  Distribution by Administrative Agent......................................96
                           ------------------------------------
                  14.5.3.  Delinquent Lenders........................................................97
                           ------------------
         14.6.  Holders of Notes.....................................................................97
                ----------------
         14.7.  Indemnity............................................................................97
                ---------
         14.8.  Administrative Agent as Lender.......................................................98
                ------------------------------
         14.9.  Resignation..........................................................................98
                -----------
         14.10.   Notification of Defaults and Events of Default.....................................98
                  ----------------------------------------------
         14.11.   Duties in the Case of Enforcement..................................................99
                  ---------------------------------

15.   ASSIGNMENT AND PARTICIPATION...................................................................99
      ----------------------------
         15.1.    Conditions to Assignment by Lenders................................................99
                  -----------------------------------
                  15.1.1.  General Conditions........................................................99
                           -------------------

         15.2.  Certain Representations and Warranties; Limitations; Covenants.......................100
                --------------------------------------------------------------
         15.3.  Register.............................................................................101
                --------
         15.4.  New Notes............................................................................102
                ---------
         15.5.  Participations.......................................................................102
                --------------
         15.6.  Assignee or Participant Affiliated with the Borrowers................................103
                -----------------------------------------------------
         15.7.  Miscellaneous Assignment Provisions..................................................103
                -----------------------------------
         15.8.  Assignment by a Borrower.............................................................104
                ------------------------

16.   PROVISIONS OF GENERAL APPLICATIONS.............................................................104
      ----------------------------------
         16.1.  Setoff...............................................................................104
                ------
         16.2.  Expenses.............................................................................105
                --------
         16.3.  Indemnification......................................................................106
                ---------------
         16.4.  Treatment of Certain Confidential Information........................................107
                ---------------------------------------------
                  16.4.1.  Confidentiality...........................................................107
                           ---------------
                  16.4.2.  Prior Notification........................................................108
                           ------------------
                  16.4.3.  Other.....................................................................108
                           -----
         16.5.  Survival of Covenants, Etc...........................................................109
                --------------------------
         16.6.  Notices..............................................................................109
                -------
         16.7.  Governing Law........................................................................110
                -------------
         16.8.  Headings.............................................................................111
                --------
         16.9.  Counterparts.........................................................................111
                ------------
         16.10.   Entire Agreement, Etc..............................................................111
                  ---------------------
         16.11.   Waiver of Jury Trial...............................................................111
                  --------------------
         16.12.   Consents, Amendments, Waivers, Etc.................................................112
                  ----------------------------------
         16.13.   Severability.......................................................................114
                  ------------

                                    Exhibits
                                    --------

Exhibit A         Form of Borrowing Base Report
------- -
Exhibit B         Form of Revolving Credit Note
------- -
Exhibit C         Form of Loan Request
------- -
Exhibit D         Form of Compliance Certificate
------- -
Exhibit E         Form of Assignment and Acceptance
------- -

                                    Schedules
                                    ---------

Schedule 1        Lenders and Commitments
-------- -
Schedule 7.3      Title to Properties; Leases
-------- ---
Schedule 7.7      Litigation
-------- ---
Schedule 7.15     Certain Transactions
-------- ----
Schedule 7.18     Environmental Compliance
-------- ----
Schedule 7.19     Subsidiaries Etc.
-------- ----
Schedule 7.20     Bank Accounts
-------- ----
Schedule 9.1      Existing Indebtedness
-------- ---
Schedule 9.2      Existing Liens
-------- ---
Schedule 9.3      Existing Investments
-------- ---

                           REVOLVING CREDIT AGREEMENT
                           --------------------------

     This REVOLVING CREDIT AGREEMENT is made as of March 29, 2002 by and among U.S. XPRESS ENTERPRISES, INC., a Nevada corporation, U.S. XPRESS, INC., a Nevada corporation, CSI/CROWN, INC., a Georgia corporation, and U.S. XPRESS LEASING, INC., a Tennessee corporation (each a "Borrower" and collectively, the
                                       --------
"Borrowers"), and FLEET CAPITAL CORPORATION, a Rhode Island corporation and the
 ---------
other lending institutions listed on Schedule 1 (collectively, the "Lenders")
                                     -------- -                     -------
and FLEET CAPITAL CORPORATION, as administrative agent for itself and such other lending institutions (in such capacity, the "Administrative Agent"), with FLEET
                                             -------------- -----
SECURITIES, INC., as arranger (the "Arranger") and LASALLE BANK NATIONAL
                                    --------
ASSOCIATION, as Syndication Agent.

                   1. DEFINITIONS AND RULES OF INTERPRETATION.
                      ---------------------------------------

     1.1. Definitions. The following terms shall have the meanings set forth in
          -----------
this Section 1 or elsewhere in the provisions of this Credit Agreement referred to below:

     Accounts Receivable. All rights of the Borrowers or any of their
     -------------------
Subsidiaries to payment for goods sold, leased or otherwise marketed in the ordinary course of business and all rights of the Borrowers or any of their Subsidiaries to payment for services rendered in the ordinary course of business and all sums of money or other proceeds due thereon pursuant to transactions with account debtors, except for that portion of the sum of money or other proceeds due thereon that relate to sales, use or property taxes in conjunction with such transactions, recorded on books of account in accordance with GAAP.

     Adjustment Date. The first day of the month immediately following the month
     ---------------
in which a Compliance Certificate is to be delivered by the Borrowers pursuant to Section 8.4(d).

     Administrative Agent's Office. The Administrative Agent's office located at
     -----------------------------
One Federal Street, Boston, Massachusetts 02110, or at such other location as the Administrative Agent may designate from time to time.

     Administrative Agent. Fleet Capital Corporation, acting as agent for the
     --------------------
Lenders, and each other Person appointed as the successor Administrative Agent in accordance with Section 14.9.

     Administrative Agent's Special Counsel. Bingham Dana LLP or such other
     --------------------------------------
counsel as may be approved by the Administrative Agent.

     Agency Account Agreement. See Section 8.13.1.
     ------------------------

     Affiliate. Any Person which, directly or indirectly, controls, is
     ---------
controlled by or is under common control with any Borrower. "Control" of any Borrower means the power, directly or indirectly, (a) to vote ten percent (10%) or more of the Capital Stock (on a fully diluted basis) of such Borrower having ordinary voting power for the election of directors, managing members or general partners (as applicable); or (b) to direct or cause the direction of the management and policies of such Borrower (whether by contract or otherwise).

     Applicable Margin. For each period commencing on an Adjustment Date through
     ---------- ------
the date immediately preceding the next Adjustment Date (each a "Rate Adjustment
                                                                 ---- ----------
Period"), the Applicable Margin shall be the applicable margin set forth below
------
with respect to the average weekly Availability during the most recently ended fiscal quarter, as determined by the Administrative Agent pursuant to the weekly Borrowing Base Reports delivered in accordance with Section 8.4(f) herein; provided that, solely for purposes of calculating the Applicable Margin,
-------- ----
Availability shall be calculated without giving effect to the Designated
Reserve.

-------------------------------------------------------------------------
              Availability        Base     LIBOR   Letter of   Commitment
Level                             Rate     Rate     Credit        Fees
                                  Loans    Loans    Fees
-------------------------------------------------------------------------
  I     Less than $15,000,000      1.50%   3.00%     3.00%        0.50%
-------------------------------------------------------------------------
        Greater than or equal
  II    to $15,000,000 but less    1.25%   2.75%     2.75%        0.375%
        than $25,000,000
-------------------------------------------------------------------------
        Greater than or equal
 III    to $25,000,000 but less    1.00%   2.50%     2.50%        0.375%
        than $35,000,000
-------------------------------------------------------------------------
  IV    Greater than or equal      0.75%   2.25%     2.25%        0.350%
        to $35,000,000
-------------------------------------------------------------------------

     Notwithstanding the foregoing, for the Revolving Credit Loans outstanding and the Letter of Credit Fees and the Commitment Fee payable during the period commencing on the Closing Date through the date immediately preceding the first Adjustment Date to occur after the fiscal quarter ending September 30, 2002, the Applicable Margin shall be the Applicable Margin set forth in Level II above.

     Applicable Pension Legislation. At any time, any pension or retirement
     ------------------------------
benefits legislation (be it national, federal, provincial, territorial or otherwise) then applicable to the Borrowers or any of their Subsidiaries.

     Arrangement Fee. See Section 5.1.
     ----------- ---

     Arranger. As defined in the preamble hereto.
     --------

     Asset Sale. Any one or series of related transactions in which any of the
     ----- ----
Borrowers or any of their Subsidiaries conveys, sells, leases, licenses or otherwise disposes of, directly or indirectly, any of their properties, businesses or assets (including the sale or issuance of Capital Stock of any Subsidiary other than to any Borrower or any Subsidiary of any Borrower) whether owned on the Closing Date or thereafter acquired.

     Assignment and Acceptance. See Section 15.1.
     -------------------------

     Availability. The amount which the Borrowers are entitled to borrow from
     ------------
time to time as Revolving Credit Loans, such amount being the result of (a) the lesser of (i) the Total Commitment and (ii) the Borrowing Base minus (b) the sum
                                                               -----
of (i) the aggregate principal amount of all Loans outstanding at such time plus
                                                                            ----
(ii) the Maximum Drawing Amount of all Letters of Credit outstanding at such time plus (ii) all Unpaid Reimbursement Obligations at such time. If the amount
     ----
outstanding is equal to or greater than the Borrowing Base, Availability is zero
(0).

     Balance Sheet Date. December 31, 2001.
     ------------------

     Base Rate. The higher of (a) the variable annual rate of interest so
     ---------
designated from time to time by the Issuing Bank as its "prime rate", such rate being a reference rate and not necessarily representing the lowest or best rate being charged to any customer, and (b) one-half of one percent (0.5%) above the Federal Funds Effective Rate. For the purposes of this definition, "Federal
                                                                    -------
Funds Effective Rate" shall mean for any day, the rate per annum equal to the
----- --------- ----
weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three funds brokers of recognized standing selected by the Administrative Agent. Changes in the Base Rate resulting from any changes in the Issuing Bank's "prime rate" shall take place immediately without notice or
                ----- ----
demand of any kind.

     Base Rate Loans. Revolving Credit Loans bearing interest calculated by
     ---------------
reference to the Base Rate.

     Borrower or Borrowers. As defined in the preamble hereto.
     ---------------------

     Borrowing Base. At the relevant time of reference thereto, an amount
     --------------
determined by the Administrative Agent by reference to the most recent Borrowing Base Report and the most recent appraisal of all Borrowing Base Equipment delivered to the Lenders and the Administrative Agent pursuant to Section 8.4(h), as adjusted pursuant to the provisions below, which is equal to the sum of:

          (a) 85.00% of Eligible Accounts Receivable (excluding Residual Accounts Receivable); plus
                           ----

          (b) the lesser of (i) 85.00% of Residual Accounts Receivable for which invoices have been issued and are payable and (ii) $8,500,000; plus
                                                                    ----

          (c) the lesser of (i) the Determined Value of all Borrowing Base Equipment (as reflected in the most recent appraisal or reappraisal conducted in accordance with Section 8.4(h) herein) and (ii) (A) $20,000,000 for the period commencing on the Closing Date through December 31, 2002 and (B) $30,000,000 for the period commencing on January 1, 2003 through the Maturity Date; plus
                                ----

          (d) 100% of all Dominion Cash; minus
                                         -----

          (e) the Designated Reserve; minus
                                      -----

          (f) any Reserves.

The Administrative Agent may, in its discretion, from time to time, upon five
(5) days' prior notice to the Borrowers, (x) reduce the lending formula with respect to Eligible Accounts Receivable to the extent that the Administrative Agent determines that: (i) the dilution with respect of the Accounts Receivable for any period has increased in any material respect or may be reasonably anticipated to increase in any material respect above historical levels, or (ii) the general creditworthiness of account debtors or other obligors of the Borrowers has declined or (y) reduce the lending formula(s) with respect to Borrowing Base Equipment to the extent that the Administrative Agent determines that: (i) the liquidation value of the Borrowing Base Equipment, or any category thereof, has decreased, or (ii) the nature and quality of the Borrowing Base Equipment has deteriorated in any material respect. In determining whether to reduce the lending formula(s), the

Administrative Agent may consider events, conditions, contingencies or risks which are also considered in determining Eligible Accounts Receivable or in establishing the Reserves.

     Borrowing Base Equipment. Motor Vehicle Equipment in which any of the
     ------------------------
Borrowers or any of their Subsidiaries has title and in which the Administrative Agent has a first priority perfected lien and security interest.

     Borrowing Base Report. A Borrowing Base Report signed by the chief
     ---------------------
financial officer of the Borrowers and in substantially the form of Exhibit A
                                                                    ------- -
hereto.

     Business Day. Any day on which banking institutions in Boston,
     ------------
Massachusetts, are open for the transaction of banking business and, in the case of LIBOR Rate Loans, also a day which is a LIBOR Business Day.

     Capital Assets. Fixed assets, both tangible (such as land, buildings,
     --------------
fixtures, machinery and equipment) and intangible (such as patents, copyrights, trademarks, franchises and good will); provided that Capital Assets shall not
                                       --------
include any item customarily charged directly to expense or depreciated over a useful life of twelve (12) months or less in accordance with GAAP.

     Capital Expenditures. Amounts paid or Indebtedness incurred by the
     --------------------
Borrowers or any of their Subsidiaries in connection with (i) the purchase or lease by any of the Borrowers or any of their Subsidiaries of Capital Assets that would be required to be capitalized and shown on the balance sheet of such Person in accordance with GAAP or (ii) the lease of any assets by any of the Borrowers or any of their Subsidiaries as lessee under any Synthetic Lease to the extent that such assets would have been Capital Assets had the Synthetic Lease been treated for accounting purposes as a Capitalized Lease, net of amounts actually received by any of the Borrowers or any of their Subsidiaries in sale, trade, or other disposition of Capital Assets (or any asset leased under a Synthetic Lease to the extent such assets would have been Capital Assets had the Synthetic Lease been treated for accounting purposes as a Capitalized Lease) during such period.

     Capitalized Leases. Leases under which any of the Borrowers or any of their
     ------------------
Subsidiaries is the lessee or obligor, the discounted future rental payment obligations under which are required to be capitalized on the balance sheet of the lessee or obligor in accordance with GAAP.

     Capital Stock. Any and all shares, interests, participations or other
     -------------
equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.

     Cash Equivalents. As to the Borrowers and their Subsidiaries, (a)
     ----------------
securities issued or directly and fully guaranteed or insured by the United States of America and having a maturity of not more than six (6) months from the date of acquisition; (b) certificates of deposit, time deposits and LIBOR time deposits with maturities of six (6) months or less from the date of acquisition, bankers' acceptances with maturities not exceeding six (6) months and overnight bank deposits, in each case, (i) with any Lenders or (ii) with any domestic commercial bank organized under the laws of the United States of America or any state thereof, in each case having a rating of not less than A or its equivalent by S&P or any successor and having capital and surplus in excess of $1,000,000,000; (c) repurchase obligations with a term of not more than seven
(7) days for underlying securities of the types described in clauses (a) and (b) above; and (d) any commercial paper or finance company paper issued by (i) any Lender or any holding company controlling any Lender or (ii) any other Person that is rated not less than "P-1" or "A-1" or their equivalents by Moody's or S&P or their successors.

     Casualty Event. With respect to any property (including any interest in
     --------------
property) of any of the Borrowers or any of their Subsidiaries, any loss of, damage to, or condemnation or other taking of, such property for which any such Borrower or such Subsidiary receives insurance proceeds, proceeds of a condemnation award or other compensation.

     CERCLA. See Section 7.18(a).
     ------

     Change of Control. An event or series of events by which any person or
     -----------------
group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act), directly or indirectly, of thirty percent (30%) or more of the outstanding shares of Capital Stock of any Borrower; or, during any period of twelve consecutive calendar months, individuals who were directors of any Borrower on the first day of such period shall cease to constitute a majority of the board of directors of such Borrower.

     Closing Date. The first date on which the conditions set forth in Section
     ------------
11 have been satisfied and any Revolving Credit Loans are to be made or any Letter of Credit is to be issued hereunder.

     Closing Fee. See Section 5.1.
     -----------

     Code. The Internal Revenue Code of 1986, as amended from time to time, and
     ----
the regulations promulgated and rulings issued thereunder. Section references to the Code are to the Code as in effect at the date of this Credit Agreement and any subsequent provisions of the Code amendatory thereof, supplemental thereto or substituted therefor.

     Collateral. All of the property, rights and interests of the Borrowers and
     ----------
their Subsidiaries that are or are intended to be subject to the Liens created by the Security Documents.

     Commitment. With respect to each Lender, the amount set forth on Schedule 1
     ----------                                                       ----------
hereto as the amount of such Lender's commitment to make Revolving Credit Loans to, and to participate in the issuance, extension and renewal of Letters of Credit for the account of, the Borrowers, as the same may be reduced from time to time; or if such commitment is terminated pursuant to the provisions hereof, zero.

     Commitment Fee. See Section 2.2.
     --------------

     Commitment Percentage. With respect to each Lender, the percentage set
     ---------------------
forth on Schedule 1 hereto as such Lender's percentage of the aggregate
         -------- -
Commitments of all of the Lenders.

     Compliance Certificate. See Section 8.4(d).
     ----------------------

     Consolidated or consolidated. With reference to any term defined herein,
     ----------------------------
shall mean that term as applied to the accounts of each of the Borrowers and their Subsidiaries, consolidated in accordance with GAAP.

     Consolidated EBITDAR. With respect to any fiscal period, an amount equal to
     --------------------
the sum of (a) Consolidated Net Income of the each of the Borrowers and their Subsidiaries for such fiscal period, plus (b) in each case to the extent deducted in the calculation of such Person's Consolidated Net Income and without duplication, (i) depreciation and amortization for such period, plus (ii) income tax expense for such period, plus (iii) Consolidated Total Interest Expense paid or accrued during such period, plus (iv) other noncash charges for such period, all as determined in accordance with GAAP, plus (v) Consolidated Rental Expense for such period.

     Consolidated Net Income (or Deficit). The consolidated net income (or
     ------------------------------------
deficit) of each of the Borrowers and their Subsidiaries, after deduction of all expenses, taxes, and other proper charges, determined in accordance with GAAP, after eliminating therefrom all extraordinary nonrecurring items.

     Consolidated Rental Expense. For any period, all consolidated rental
     ---------------------------
expenses of the Borrowers and their Subsidiaries under any rental agreements or leases of real or personal property.

     Consolidated Tangible Net Worth. The excess of Consolidated Total Assets
     -------------------------------
over Consolidated Total Liabilities (excluding letters of credit), and less the sum of:

          (a) the total book value of all assets of the Borrowers and their Subsidiaries properly classified as intangible assets under GAAP, including such items as goodwill, the purchase price of acquired assets in excess of the fair market value thereof, trademarks, trade names, service marks, brand names, copyrights, patents and licenses, and rights with respect to the foregoing; plus

          (b) all amounts representing any write-up in the book value of any assets of the Borrowers or their Subsidiaries resulting from a revaluation thereof subsequent to the Balance Sheet Date; plus

          (c) the net book value of any Investment by any Borrower in Transplace, Inc.; plus

          (d) all amounts representing deferred financing charges; plus

          (e) the total book value of all capitalized software.

     Consolidated Total Assets. The sum of (a) all assets ("consolidated balance
     -------------------------                              ------------ -------
sheet assets") of the Borrowers and their Subsidiaries determined on a
----- ------
consolidated basis in accordance with GAAP, plus (b) without duplication, all
                                            ----
assets leased by the Borrowers or any of their Subsidiaries as lessee under any Synthetic Lease to the extent that such assets would have been consolidated balance sheet assets had the Synthetic Lease been treated for accounting purposes as a Capitalized Lease, plus (c) without duplication, all sold
                                 ----
receivables referred to in clause (g) of the definition of the term "Indebtedness" to the extent that such receivables would have been consolidated
 ------------
balance sheet assets had they not been sold.

     Consolidated Total Debt Service. With respect to the Borrowers and their
     -------------------------------
Subsidiaries and for any period, the sum, without duplication, of (a) Consolidated Total Interest Expense for such period plus (b) any and all
                                                    ----
scheduled repayments of principal during such period in respect of Indebtedness that becomes due and payable or that are to become due and payable during such period pursuant to any agreement or instrument to which any of the Borrowers or any of their Subsidiaries is a party relating to (i) the borrowing of money or the obtaining of credit, including the issuance of notes or bonds, (ii) the deferred purchase price of assets (other than trade payables incurred in the ordinary course of business), (iii) in respect of any Synthetic Leases or any Capitalized Leases, (iv) in respect of any reimbursement obligations in respect of letters of credit or bankers acceptances due and payable during such period, and (v) Indebtedness of the type referred to above of another Person guaranteed by any of the Borrowers or any of their Subsidiaries. Demand obligations shall be deemed to be due and payable during any fiscal period during which such obligations are outstanding.

     Consolidated Total Funded Debt. With respect to the Borrowers and their
     ------------------------------
Subsidiaries, the sum, without duplication, of (a) the aggregate amount of Indebtedness of the Borrowers and their Subsidiaries, on a consolidated basis, relating to (i) the borrowing of money or the obtaining of credit, including the issuance of notes or bonds, (ii) the deferred purchase price of assets (other than trade payables incurred in the ordinary course of business), (iii) in respect of any Synthetic Leases or any Capitalized Leases, and (iv) the maximum drawing amount of all letters of credit outstanding and bankers acceptances plus
                                                                            ----
(b) Indebtedness of the type referred to in clause (a) of another Person guaranteed by any Borrower or any Subsidiary of any Borrower plus (c) all
                                                             ----
Equipment Rental Obligations.

     Consolidated Total Interest Expense. For any period, the aggregate amount
     -----------------------------------
of interest required to be paid or accrued as an expense by the Borrowers and their Subsidiaries during such period on all Indebtedness of the Borrowers and their Subsidiaries outstanding during all or any part of such period, including payments consisting of interest in respect of any Capitalized Lease or any Synthetic Lease, and including unused commitment fees, balance deficiency fees and similar ongoing fees or expenses in connection with the borrowing of money but not including one-time arrangement fees, closing fees and similar one-time transaction-type fees, whether or not capitalized.

     Consolidated Total Liabilities. All liabilities of the Borrowers and their
     ------------------------------
Subsidiaries determined on a consolidated basis in accordance with GAAP and classified as such on the consolidated balance sheet of the Borrowers and their Subsidiaries and all other Indebtedness of the Borrowers and their Subsidiaries, whether or not so classified.

     Conversion Request. A notice given by the Borrowers to the Administrative
     ------------------
Agent of the Borrowers' election to convert or continue a Revolving Credit Loan in accordance with Section 2.7.

     Cooperation Agreements. The separate Cooperation Agreements, whether dated
     ----------------------
on or after the Closing Date, among the Administrative Agent, a Revenue Equipment Lender and each of the Borrowers and in form and substance satisfactory to the Administrative Agent.

     Credit Agreement. This Revolving Credit Agreement, including the Schedules
     ----------------
and Exhibits hereto.

     Default. See Section 13.1.
     -------

     Delinquent Lender. See Section 14.5.3.
     -----------------

     Designated Reserve. At any time during a period set forth in the table
     ------------------
below, the Dollar amount corresponding to such period in such table:

         Period             Designated Reserve

April 29, 2002 through
      May 29, 2002              $1,000,000
May 30, 2002 through
      June 29, 2002             $2,000,000
June 30, 2002 through
      July 29, 2002             $3,000,000
July 30, 2002 through
      August 29, 2002           $4,000,000
August 30, 2002 through
      September 29, 2002        $5,000,000
September 30, 2002 at all
      times thereafter          $6,000,000

     Determined Value. (a) With respect to Borrowing Base Equipment owned by any
     ----------------
Borrower as of the Closing Date, an amount equal to 75% of the appraised value of such assets on a net orderly liquidation basis (after giving effect to payment of taxes, charges and liquidation expenses) determined by the most recent appraisal thereof conducted pursuant to Section 8.4(h) and (b) with respect to new Motor Vehicle Equipment acquired by any Borrower after the Closing Date which becomes Borrowing Base Equipment, an amount equal to 75% of the original cost (as reflected by a purchase invoice therefor) of such new Motor Vehicle Equipment; provided, however, that each of the foregoing shall be
                         --------  -------
adjusted to reflect depreciation in accordance with the following depreciation methods: (i) with respect to any tractor owned by any Borrower and constituting Borrowing Base Equipment, the Determined Value of such tractor shall be calculated using a monthly depreciation rate of not less than (A) 1.25% per month for twenty-four (24) months following the Closing Date or the date of purchase, as the case may be, and (B) 0.83% per month thereafter and (ii) with respect to any trailer owned by any Borrower and constituting Borrowing Base Equipment, the Determined Value of such trailer shall be calculated using a monthly depreciation rate of not less than 1.0% per month following the Closing Date or the date of purchase, as the case may be.

     Distribution. The declaration or payment of any dividend on or in respect
     ------------
of any shares of any class of Capital Stock of any Borrower, other than dividends payable solely in shares of common stock of any Borrower; the purchase, redemption, defeasance, retirement or other acquisition of any shares of any class of Capital Stock of any Borrower, directly or indirectly through a Subsidiary of any Borrower or otherwise (including the setting apart of assets for a sinking or other analogous fund to be used for such purpose); the return of capital by any Borrower to its shareholders as such; or any other distribution on or in respect of any shares of any class of Capital Stock of any Borrower.

     Dollars or $. Dollars in lawful currency of the United States of America.
     -------    -

     Domestic Lending Office. Initially, the office of each Lender designated as
     -----------------------
such in Schedule 1 hereto; thereafter, such other office of such Lender, if any,
        -------- -
located within the United States that will be making or maintaining Base Rate Loans.

     Domestic Subsidiaries. Each Subsidiary (direct and indirect, existing on
     ---------------------
the date hereof or acquired or formed hereafter in accordance with the provisions hereof) of each of the Borrowers which is incorporated under the laws of a State of the United States of America.

     Dominion Cash. All cash and cash equivalents of the Borrowers which are
     -------------
subject to a first priority perfected security interest in favor of, and the sole dominion and control of the Administrative Agent, pursuant to such agreements (including cash collateral agreements and/or blocked account agreements) as shall be satisfactory to the Administrative Agent.

     Drawdown Date. The date on which any Revolving Credit Loan is made or is to
     -------------
be made, and the date on which any Revolving Credit Loan is converted or continued in accordance with Section 2.7.

     Eligible Accounts Receivable. The aggregate of the unpaid portions of
     ----------------------------
Accounts Receivable (net of any credits, rebates, offsets, holdbacks or other adjustments or commissions payable to third parties that are adjustments to such Accounts Receivable) (a) that any of the Borrowers reasonably and in good faith determine to be collectible; (b) that are with account debtors or other obligors that (i) are not Affiliates of any of the Borrowers (other than Transplace, Inc.), (ii) purchased the goods or services giving rise to the relevant Account Receivable in an arm's length transaction, (iii) are not insolvent or involved in any case or proceeding, whether voluntary or involuntary, under any bankruptcy, reorganization, arrangement, insolvency, adjustment of debt, dissolution, liquidation or similar law of any jurisdiction and (iv) are, in the Administrative Agent's reasonable judgment, creditworthy;
(c) that are in payment of obligations that have been fully performed, represent a final transaction, do not consist of progress billings or bill and hold invoices and are not subject to dispute or any other similar claims that would reduce the cash amount payable therefor or could otherwise become subject to any right of setoff; (d) that are not subject to any pledge, restriction, security interest or other lien or encumbrance other than those created by the Loan Documents; (e) in which the Administrative Agent has a valid and perfected first priority security interest; (f) in the case of Residual Accounts Receivable, those that are not outstanding for more than thirty (30) days past the earlier to occur of (i) the date of the respective invoices therefor and (ii) the date on which the transaction giving rise to the respective Accounts Receivable took place; (g) in the case of all other Accounts Receivable, those that are not outstanding for more than (i) ninety (90) days past the date of mailing of the respective invoices therefor and (ii) one hundred twenty (120) days past the date on which the transaction giving rise to the respective Accounts Receivable took place; (h) that represent amounts due and payable for services which have been rendered and with respect to which an invoice has been issued (provided that the Borrowers may include, unless otherwise determined by the Administrative Agent, for a period not in excess of 30 days after the date on which the transaction giving rise to the respective Accounts Receivable took place, as Eligible Accounts Receivable hereunder, amounts due for services rendered as long as evidence satisfactory to the Administrative Agent that such services have been performed exists and can be made available to the Administrative Agent, upon its request); (i) that are not due from any single account debtor or other obligor if more than fifty percent (50%) of the aggregate amount of all Accounts Receivable owing from such account debtor or other obligor would otherwise not be Eligible Accounts Receivable; (j) that are due from a single account debtor or other obligor and represent fifteen percent (15%) of the net amount of all Eligible Accounts Receivable; (k) that with respect to which no covenant, representation or warranty contained in this Credit Agreement has been breached; (l) that are payable in Dollars; (m) that are not payable from an office outside of the United States and are not secured by a letter of credit unless the Administrative Agent has a prior security interest in such letter of credit perfected by control; (n) that are not evidenced by chattel paper or an instrument of any kind, or have been reduced to a judgment; (o) that are not due from the United States of America or any department, agency or instrumentality thereof unless the Borrowers have assigned their right to payment from such account debtor with the Assignment of Claims Act of 1940 (31 U.S.C. Section 203 et seq., as amended); (p) that are not subject to an agreement with the account debtor or other obligor that extends the time of payment thereof and (q) that are not determined by the Administrative Agent, in the exercise of its reasonable discretion, to be ineligible. General criteria for Eligible Accounts Receivable may be established and revised from time to time by the Administrative Agent.

     Employee Benefit Plan. Any employee benefit plan within the meaning of
     ---------------------
Section 3(3) of ERISA maintained or contributed to by any of the Borrowers or any ERISA Affiliate, other than a Guaranteed Pension Plan or a Multiemployer Plan.

     Environmental Laws. See Section 7.18(a).
     ------------------

     EPA. See Section 7.18(b).
     ---

     Equipment Rental Obligations. All present and future obligations of each of
     ----------------------------
the Borrowers or any of their Subsidiaries under any rental agreements or leases of Motor Vehicle Equipment, other than (a) obligations that can be terminated by the giving of notice without liability to such Borrower or such Subsidiary in excess of the liability for rent due as of the date on which such notice is given and under which no penalty or premium is paid as a result of any such termination, and (b) obligations in respect of any Capitalized Leases or any Synthetic Leases. For purposes of the definition of "Consolidated Total Funded Debt", the aggregate amount of Equipment Rental Obligations of each of the Borrowers and their Subsidiaries shall, as at any date of determination, be an amount equal to the net present value, calculated at a discount rate of eight percent (8%) per annum, of the future Equipment Rental Obligations of such Person.

     Equity Issuance. The sale or issuance by any of the Borrowers or any of
     ---------------
their Subsidiaries of any of their Capital Stock.

     ERISA. The Employee Retirement Income Security Act of 1974, as amended from
     -----
time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA as in effect at the date of this Credit Agreement and any subsequent provisions of ERISA amendatory thereof, supplemental thereto or substituted therefor.

     ERISA Affiliate. Any Person which is treated as a single employer with any
     ---------------
of the Borrowers under Section 414 of the Code.

     ERISA Reportable Event. A reportable event with respect to a Guaranteed
     ----------------------
Pension Plan within the meaning of Section 4043 of ERISA and the regulations promulgated thereunder.

     Eurocurrency Reserve Rate. For any day with respect to a LIBOR Rate Loan,
     -------------------------
the maximum rate (expressed as a decimal) at which any bank subject thereto would be required to maintain reserves under Regulation D of the Board of Governors of the Federal Reserve System (or any successor or similar regulations relating to such reserve requirements) against "Eurocurrency Liabilities" (as
                                                ------------ -----------
that term is used in Regulation D), if such liabilities were outstanding. The Eurocurrency Reserve Rate shall be adjusted automatically on and as of the effective date of any change in the Eurocurrency Reserve Rate.

     Event of Default. See Section 13.1.
     ----------------

     Existing Lenders. The lenders to that certain Amended and Restated Credit
     ----------------
Agreement, dated as of January 31, 2001, as amended, by and among U.S. Xpress Enterprises, Inc., the banks listed on the signature pages thereto and Wachovia Bank, N.A., as administrative agent, Bank of America, N.A., as syndication agent, Fleet National Bank, as documentation agent and SunTrust Bank, as co-agent.

     Fee Letter. The fee letter dated as of February 4, 2002 among U.S. Xpress
     ----------
Enterprises, Inc., the Administrative Agent and the Arranger.

     Fees. Collectively, the Commitment Fee, the Letter of Credit Fees, the
     ----
Administrative Agent's Fee, the Closing Fee, the Arrangement Fee and all other fees to be paid to the Administrative Agent pursuant to the terms of the Fee Letter.

     Financial Affiliate. A Subsidiary of the bank holding company controlling
     -------------------
any Lender, which Subsidiary is engaging in any of the activities permitted by
Section 4(e) of the Bank Holding Company Act of 1956 (12 U.S.C. Section 1843).

     Fixed Charge Coverage Ratio. For any Reference Period, the ratio of (a) the
     ---------------------------
result of (i) Consolidated EBITDAR plus (ii) the Net Cash Sale Proceeds of any
                                   ----
sale of Motor Vehicle Equipment (to the extent not already included in the calculation of Consolidated EBITDAR) minus (iii) cash payments for all income
                                     -----
taxes paid during such period, minus (iv) non-financed Capital Expenditures made
                               -----
during such period (to the extent
permitted by Section 10.3 and not already deducted in the calculation of Consolidated EBITDAR) to (b) the sum of (i) Consolidated Total Debt Service plus
                                                                            ----
(ii) Consolidated Rental Expense.

     Fleet. Fleet Capital Corporation, a Rhode Island corporation, in its
     -----
individual capacity.

     Fleet Concentration Account. See Section 8.13.1.
     ---------------------------

     Foreign Subsidiaries. Each Subsidiary (direct and indirect, existing on the
     --------------------
date hereof or acquired or formed hereafter in accordance with the provisions hereof) of each of the Borrowers which is incorporated under the laws of a jurisdiction other than a State of the United States of America.

     GAAP or generally accepted accounting principles. (a) When used in Section
     ------------------------------------------------
10, whether directly or indirectly through reference to a capitalized term used therein, means (i) principles that are consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, in effect for the fiscal year ended on the Balance Sheet Date, and
(ii) to the extent consistent with such principles, the accounting practice of each of the Borrowers reflected in their financial statements for the year ended on the Balance Sheet Date, and (b) when used in general, other than as provided above, means principles that are (i) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, as in effect from time to time, and (ii) consistently applied with past financial statements of each of the Borrowers adopting the same principles, provided that in each case referred to in this definition of "GAAP" a certified public
                                                ----
accountant would, insofar as the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion (other than a qualification regarding changes in GAAP) as to financial statements in which such principles have been properly applied.

     Governing Documents. With respect to any Person, its certificate or
     -------------------
articles of incorporation (if applicable), its articles of organization and certificate of formation (if applicable), its by-laws, operating agreement and all shareholder agreements, voting trusts and similar arrangements applicable to any of its Capital Stock or other membership interests.

     Governmental Authority. Any foreign, federal, state, regional, local,
     ----------------------
municipal or other government, or any department, commission, board, bureau, agency, public authority or instrumentality thereof, or any court or arbitrator.

     Guaranteed Pension Plan. Any employee pension benefit plan within the
     -----------------------
meaning of Section 3(2) of ERISA maintained or contributed to by any of the Borrowers or any ERISA Affiliate the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multiemployer Plan.

     Guaranty. The Guaranty, dated or to be dated on or prior to the Closing
     --------
Date, made by each Subsidiary of each of the Borrowers in favor of the Lenders and the Administrative Agent pursuant to which each Subsidiary of each of the Borrowers guaranties to the Lenders and the Administrative Agent the payment and performance of the Obligations and in form and substance satisfactory to the Lenders and the Administrative Agent.

     Hazardous Substances. See Section 7.18(b).
     --------------------

     Indebtedness. As to any Person and whether recourse is secured by or is
     ------------
otherwise available against all or only a portion of the assets of such Person and whether or not contingent, but without duplication:

          (a) every obligation of such Person for money borrowed,

          (b) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses,

          (c) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person,

          (d) every obligation of such Person issued or assumed as the deferred purchase price of property or services (including securities repurchase agreements but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business which are not overdue or which are being contested in good faith),

          (e) every obligation of such Person under any Capitalized Lease,

          (f) every obligation of such Person under any Synthetic Lease,

          (g) all sales by such Person of (i) accounts or general intangibles for money due or to become due, (ii) chattel paper, instruments or documents creating or evidencing a right to payment of money or (iii) other receivables (collectively "receivables"), whether pursuant
                                               -----------
     to a purchase facility or otherwise, other than in connection with the disposition of the business operations of such Person relating thereto or a disposition of defaulted receivables for collection and not as a financing arrangement, and together with any obligation of such Person to pay any discount, interest, fees, indemnities, penalties, recourse, expenses or other amounts in connection therewith,

          (h) every obligation of such Person (an "equity related purchase
                                                   ------ ------- --------
     obligation") to purchase, redeem, retire or otherwise acquire for value any
     ----------
     shares of Capital Stock issued by such Person or any rights measured by the value of such Capital Stock,

          (i) every obligation of such Person under any forward contract, futures contract, swap, option or other financing agreement or arrangement (including, without limitation, caps, floors, collars and similar agreements), the value of which is dependent upon interest rates, currency exchange rates, commodities or other indices (a "derivative contract"),
                                                      ---------- --------

          (j) every obligation in respect of Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent that such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent that the terms of such Indebtedness provide that such Person is not liable therefor and such terms are enforceable under applicable law,

          (k) every obligation, contingent or otherwise, of such Person guaranteeing, or having the economic effect of guarantying or otherwise acting as surety for, any obligation of a type described in any of clauses
     (a) through (j) (the "primary obligation") of another Person (the "primary
                           ------- ----------                           -------
     obligor"), in any manner, whether directly or indirectly, and including,
     -------
     without limitation, any obligation of such Person (i) to purchase or pay (or advance or supply funds for the purchase of) any security for the payment of such primary obligation, (ii) to purchase property, securities or services for the purpose of assuring the payment of such primary obligation, or (iii) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such primary obligation.

     The "amount" or "principal amount" of any Indebtedness at any time of
          ------      ----------------
determination represented by (t) any Indebtedness, issued at a price that is less than the principal amount at maturity thereof, shall be the amount of the liability in respect thereof determined in accordance with GAAP, (u) any Capitalized Lease shall be the principal component of the aggregate of the rentals obligation under such Capitalized Lease payable over the term thereof that is not subject to termination by the lessee, (v) any sale of receivables shall be the amount of unrecovered capital or principal investment of the purchaser (other than the Borrowers or any of their wholly-owned Subsidiaries) thereof, excluding amounts representative of yield or interest earned on such investment, (w) any Synthetic Lease shall be the stipulated loss value, termination value or other equivalent amount, (x) any derivative contract shall be the maximum amount of any termination or loss payment required to be paid by such Person if such derivative contract were, at the time of determination, to be terminated by reason of any event of default or early termination event thereunder, whether or not such event of default or early termination event has in fact occurred, (y) any equity related purchase obligation shall be the maximum fixed redemption or purchase price thereof inclusive of any accrued and unpaid dividends to be comprised in such redemption or purchase price and (z) any guaranty or other contingent liability referred to in clause (k) shall be an amount equal to the stated or determinable amount of the primary obligation in respect of which such guaranty or other contingent obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

     Ineligible Securities. Securities which may not be underwritten or dealt in
     ---------------------
by member banks of the Federal Reserve System under Section 16 of the Banking Act of 1933 (12 U.S.C. Section 24, Seventh), as amended.

     Interest Payment Date. (a) As to any Base Rate Loan, the last day of the
     ---------------------
calendar month with respect to interest accrued during such calendar month including, without limitation, the calendar month which includes the Drawdown Date of such Base Rate Loan; and (b) as to any LIBOR Rate Loan in respect of which the Interest Period is (i) thirty (30) days or less, the last day of such Interest Period and (ii) more than thirty (30) days, the last day of each calendar month during such Interest Period and, in addition, the last day of such Interest Period.

     Interest Period. With respect to each Revolving Credit Loan, (a) initially,
     ---------------
the period commencing on the Drawdown Date of such Loan and ending on the last day of one of the periods set forth below, as selected by the Borrowers in a Loan Request or as otherwise required by the terms of this

Credit Agreement (i) for any Base Rate Loan, the last day of the calendar month; and (ii) for any LIBOR Rate Loan, 1, 2, 3, or 6 months; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Revolving Credit Loan and ending on the last day of one of the periods set forth above, as selected by the Borrowers in a Conversion Request; provided that all of the foregoing provisions relating to Interest
         --------
Periods are subject to the following:

          (A) if any Interest Period with respect to a LIBOR Rate Loan would otherwise end on a day that is not a LIBOR Business Day, that Interest Period shall be extended to the next succeeding LIBOR Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding LIBOR Business Day;

          (B) if any Interest Period with respect to a Base Rate Loan would end on a day that is not a Business Day, that Interest Period shall end on the next succeeding Business Day;

          (C) if any of the Borrowers shall fail to give notice as provided in
     Section 2.7, such Borrower shall be deemed to have requested a conversion of the affected LIBOR Rate Loan to a Base Rate Loan and the continuance of all Base Rate Loans as Base Rate Loans on the last day of the then current Interest Period with respect thereto;

          (D) any Interest Period relating to any LIBOR Rate Loan that begins on the last LIBOR Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last LIBOR Business Day of a calendar month; and

          (E) any Interest Period that would otherwise extend beyond the Maturity Date shall end on the Maturity Date.

     Interest Rate Agreement. Any interest rate swap agreement, interest rate
     -----------------------
cap agreement, interest rate collar agreement, interest rate futures contract, interest rate option agreement or other similar agreement or arrangement to which any of the Borrowers and any Lender is a party, designed to protect such Borrower against fluctuations in interest rates.

     Interim Concentration Account. See Section 8.13.1.
     -----------------------------

     Investments. All expenditures made and all liabilities incurred
     -----------
(contingently or otherwise) for the acquisition of stock or Indebtedness of, or for loans, advances, capital contributions or transfers of property to, or in respect of any guaranties (or other commitments as described under Indebtedness), or obligations of, any Person. In determining the aggregate amount of Investments outstanding at any particular time: (a) the amount of any Investment represented by a guaranty shall be taken at not less than the principal amount of the obligations guaranteed and still outstanding; (b) there shall be included as an Investment all interest accrued with respect to Indebtedness constituting an Investment unless and until such interest is paid;
(c) there shall be deducted in respect of each such Investment any amount received as a return of capital (but only by repurchase, redemption, retirement, repayment, liquidating dividend or liquidating distribution); (d) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise, except that accrued interest included as provided in the foregoing clause (b) may be deducted when paid; and (e) there shall not be deducted from the aggregate amount of Investments any decrease in the value thereof.

     Issuing Bank. Fleet National Bank, a national banking association.
     ------------

     Lender Affiliate. (a) With respect to any Lender, (i) an Affiliate of such
     ----------------
Lender or (ii) any entity (whether a corporation, partnership, limited liability company, trust or legal entity) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and is administered or managed by such Lender or an Affiliate of such Lender and (b) with respect to any Lender that is a fund which invests in bank loans and similar extensions of credit, any other entity (whether a corporation, partnership, limited liability company, trust or other legal entity) that is a fund that invests in bank loans and similar extensions of credit and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

     Lenders. Fleet and the other lending institutions listed on Schedule 1
     -------                                                     -------- -
hereto and any other Person who becomes an assignee of any rights and obligations of a Lender pursuant to Section 15.

     Letter of Credit. See Section 4.1.1.
     ----------------

     Letter of Credit Application. See Section 4.1.1.
     ----------------------------

     Letter of Credit Fee. See Section 4.6.
     --------------------

     Letter of Credit Guaranty. Any guaranty pursuant to which the
     -------------------------
Administrative Agent shall guaranty the payment or performance by any of the Borrowers of its Reimbursement Obligations under any Letter of Credit.

     Letter of Credit Participation. See Section 4.1.4.
     ------------------------------

     Leverage Ratio. As at any date of determination, the ratio of (a)
     --------------
Consolidated Total Funded Debt outstanding on such date to (b) Consolidated Tangible Net Worth on such date.

     LIBOR Business Day. Any day on which commercial banks are open for
     ------------------
international business (including dealings in Dollar deposits) in London or such other LIBOR interbank market as may be selected by the Administrative Agent in its sole discretion acting in good faith.

     LIBOR Lending Office. Initially, the office of each Lender designated as
     --------------------
such in Schedule 1 hereto; thereafter, such other office of such Lender, if any,
        -------- -
that shall be making or maintaining LIBOR Rate Loans.

     LIBOR Rate. For any Interest Period with respect to a LIBOR Rate Loan, the
     ----------
rate of interest equal to (i) the rate determined by the Administrative Agent at which Dollar deposits for such Interest Period are offered based on information presented on Telerate Page 3750 as of 11:00 a.m. London time on the second LIBOR Business Day prior to the first day of such Interest Period, divided by (ii) a number equal to 1.00 minus the Eurocurrency Reserve Rate. If the rate described
                     ----
above does not appear on the Telerate System on any applicable interest determination date, the LIBOR Rate shall be the rate (rounded upward, if necessary, to the nearest one hundred-thousandth of a percentage point), determined on the basis of the offered rates for deposits in Dollars for a period of time comparable to such LIBOR Rate Loan which are offered by four major banks in the London interbank market at approximately 11:00 a.m. London time, on the second LIBOR Business Day prior to the first day of such Interest Period as selected by the Administrative Agent. The principal London office of each of the four major London banks will be requested to provide a quotation of its Dollar deposit offered rate. If at least two such quotations are provided, the rate for that date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that date will be determined on the basis of the rates quoted for loans in Dollars to leading European banks for a period of time comparable to such Interest Period offered by major banks in New York City at approximately 11:00 a.m. New York City time, on the second LIBOR Business Day prior to the first day of such Interest Period. In the event that the Administrative Agent is unable to obtain any such quotation as provided above, it will be considered that LIBOR Rate pursuant to a LIBOR Rate Loan cannot be determined.

     LIBOR Rate Loans. Revolving Credit Loans bearing interest calculated by
     ----------------
reference to the LIBOR Rate.

     Lien. Any mortgage, deed of trust, security interest, pledge,
     ----
hypothecation, assignment, attachment, deposit arrangement, encumbrance, lien (statutory, judgment or otherwise), or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any Capitalized Lease, any Synthetic Lease, any financing lease involving substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC or comparable law of any jurisdiction).

     Loan Documents. This Credit Agreement, the Revolving Credit Notes, the
     --------------
Letter of Credit Applications, the Letters of Credit, the Cooperation Agreements and the Security Documents.

     Loan Request. See Section 2.6.
     -----------

     Loans. The Revolving Credit Loans.
     -----

     Local Account. See Section 8.13.1.
     -------------

     Material Adverse Effect. With respect to any event or occurrence of
     -----------------------
whatever nature (including any adverse determination in any litigation, arbitration or governmental investigation or proceeding):

     (a) a material adverse effect on the business, properties, prospects, condition (financial or otherwise), assets, operations or income of any Borrower, individually or the Borrowers and their Subsidiaries, taken as a whole;

     (b) an adverse effect on the ability of any Borrower or any Subsidiary, individually and taken as a whole, to perform any of their respective Obligations under any of the Loan Documents to which it is a party; or

     (c) any impairment of the validity, binding effect or enforceability of this Credit Agreement or any of the other Loan Documents, any impairment of the rights, remedies or benefits available to the Administrative Agent or any Lender under any Loan Document or any impairment of the attachment, perfection or priority of any Lien of the Administrative Agent under the Security Documents.

     Maturity Date. March 29, 2007
     -------------

     Maximum Drawing Amount. The maximum aggregate amount that the beneficiaries
     ----------------------
may at any time draw under outstanding Letters of Credit (regardless of whether or not the conditions to drawing thereunder could then be met), as such aggregate amount may be reduced from time to time pursuant to the terms of the Letters of Credit.

     Moody's. Moody's Investors Services, Inc.
     -------

     Motor Vehicle Equipment. All trucks, trailers and tractors with respect to
     ----- ------- ---------
which any Borrower or any Subsidiary now or hereafter has full and unencumbered title (except for Liens permitted under Section 9.2.1), which are used or usable by such Borrower and such Subsidiary in their business operations and which the Administrative Agent, in the exercise of its reasonable credit judgment, has not determined to be ineligible for inclusion as Motor Vehicle Equipment hereunder; provided that, no such equipment that has been idle for more than sixty (60) days shall constitute Motor Vehicle Equipment.

     Multiemployer Plan. Any multiemployer plan within the meaning of
     ------------------
Section 3(37) of ERISA maintained or contributed to by any of the Borrowers or any ERISA Affiliate.

     Net Cash Equity Issuance Proceeds. With respect to any Equity Issuance, the
     ---------------------------------
excess of the gross cash proceeds received by such Person for such Equity Issuance after deduction of all reasonable and customary transaction expenses (including, without limitation, underwriting discounts and commissions) actually incurred in connection with such a sale or other issuance.

     Net Cash Sale Proceeds. The net cash proceeds received by a Person in
     ----------------------
respect of any Asset Sale, less the sum of (a) all reasonable out-of-pocket fees, commissions and other reasonable and customary direct expenses actually incurred in connection with such Asset Sale, including the amount of any transfer or documentary taxes required to be paid by such Person in connection with such Asset Sale, and (b) the aggregate amount of cash so received by such Person which is required to be used to retire (in whole or in part) any Indebtedness (other than under the Loan Documents) of such Person permitted by this Credit Agreement that was secured by a lien or security interest permitted by this Credit Agreement having priority over the liens and security interests (if any) of the Administrative Agent (for the benefit of the Administrative Agent and the Lenders) with respect to such assets transferred and which is required to be repaid in whole or in part (which repayment, in the case of any other revolving credit arrangement or multiple advance arrangement, reduces the commitment thereunder) in connection with such Asset Sale.

     Net Receivables Value. The net amount of Receivables outstanding, as
     ---------------------
determined in accordance with GAAP, after deducting from the aggregate face amount of Receivables all payments, adjustments, offsetting accounts payable of a material nature owed to account debtors, and all credits applicable thereto.

     Obligations. All indebtedness, obligations and liabilities of any of the
     -----------
Borrowers and their Subsidiaries to any of the Lenders and the Administrative Agent, individually or collectively, existing on the date of this Credit Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Credit Agreement or any of the other Loan Documents or any Interest Rate Agreement or in respect of any of the Revolving Credit Loans made or Reimbursement Obligations incurred or any of the Revolving Credit Notes, Letter of Credit Application, Letter of Credit or other instruments at any time evidencing any thereof.

     Operating Account. See Section 2.6.2.
     -----------------

     outstanding. With respect to the Revolving Credit Loans, the aggregate
     -----------
unpaid principal thereof as of any date of determination.

     PBGC. The Pension Benefit Guaranty Corporation created by Section 4002 of
     ----
ERISA and any successor entity or entities having similar responsibilities.

     Perfection Certificates. The Perfection Certificates as defined in the
     -----------------------
Security Agreement.

     Permitted Liens. Liens permitted by Section 9.2.
     ---------------

     Person. Any individual, corporation, limited liability company partnership,
     ------
limited liability partnership, trust, other unincorporated association, business, or other legal entity, and any Governmental Authority.

     Post-Closing Agreement. The Post-Closing Agreement, dated as of the Closing
     ----------------------
Date, among the Administrative Agent and each of the Borrowers, and in form and substance satisfactory to the Lenders and the Administrative Agent.

     RCRA. See Section 7.18(a).
     ----

     Real Estate. All real property at any time owned or leased (as lessee or
     -----------
sublessee) by any of the Borrowers or any of their Subsidiaries including any fixtures located thereon.

     Reference Period. As of any date of determination, the period of four (4)
     ----------------
consecutive fiscal quarters of the Borrowers and their Subsidiaries ending on such date, or if such date is not a fiscal quarter end date, the period of four
(4) consecutive fiscal quarters most recently ended (in each case treated as a single accounting period).

     Register. See Section 15.3.
     --------

     Reimbursement Obligation. The Borrowers' joint and several obligations to
     ------------------------
reimburse the Administrative Agent and the Lenders on account of any drawing under any Letter of Credit as provided in Section 4.2.

     Required Lenders. As of any date, the Lenders holding at least fifty-one
     ----------------
percent (51%) of the outstanding principal amount of the Revolving Credit Notes on such date; and if no such principal is outstanding, the Lenders whose aggregate Commitments constitutes at least fifty-one percent (51%) of the Total Commitment.

     Reserves. Such reserves as the Administrative Agent from time to time
     --------
determines in the Administrative Agent's sole discretion as being appropriate to
(a) reflect the impediments to the Administrative Agent's and the Lenders' ability to realize upon the Collateral and/or (b) reflect the belief of the Administrative Agent that any Borrowing Base Report or other collateral report or financial information furnished by or on behalf of the Borrowers to the Administrative Agent or any of the Lenders is or may have been incomplete, inaccurate or misleading in any material respect. Without limiting the generality of the foregoing, Reserves may include (but are not limited to) reserves based on the following: (a) rent (based upon past due rent and/or Administrative Agent's receipt of lessor's waivers and agreements acceptable to Administrative Agent), (b) customer credit, (c) payables based upon payables which are past due normal trade items), (d) seasonality, (e) shrinkage, (f) change in inventory character, composition or mix, (g) markdowns, (h) markdowns and markups inconsistent with prior period practice and performance, industry standards, current business plans or advertising calendars and planned advertising events, (i) taxes and other governmental charges, whether ad valorem, personal or real property or otherwise and whether or not the tax claims therefor may have priority over the Administrative Agent's security interest in any of the Collateral, (j) any customs, duty, freight or other out-of-pocket costs or expenses, (k) contra accounts, and (l) the resale market value of any Motor Vehicle Equipment.

     Residual Account Debtors. Freightliner, LLC and Volvo Truck, N.A.
     ------------------------

     Residual Accounts Receivable. Eligible Accounts Receivable owing from the
     ----------------------------
Residual Account Debtors; provided that such Accounts Receivable on account of
                          --------
the Residual Account Debtors shall constitute Residual Accounts Receivable only to the extent that the Borrowers affirm, in connection with each delivery of a Borrowing Base Report hereunder, that they are in compliance with all terms and conditions of the existing financing arrangements with DaimlerChrysler Services North America LLC (f/k/a Mercedes Benz Credit Corporation) and Volvo Finance Corp.

     Restricted Payment. In relation to each of the Borrowers and their
     ------------------
Subsidiaries, any (a) Distribution, (b) payment or prepayment by any of the Borrowers or their Subsidiaries to such Borrower's or such Subsidiary's shareholders (or other equity holders), in each case, other than to such Borrower, or to any Affiliate of such Borrower or any Subsidiary or any Affiliate of such Borrower's or such Subsidiary's shareholders (or other equity holders), in each case, other than to such Borrower or (c) derivatives or other transactions with any financial institution, commodities or stock exchange or clearinghouse (a "Derivatives Counterparty") obligating any Borrower or any
                  ----------- ------------
Subsidiary to make payments to such Derivatives Counterparty as a result of any change in market value of any Capital Stock of such Borrower or such Subsidiary.

     Revenue Equipment Lenders. Each of DaimlerChrysler Services North America
     -------------------------
LLC, Transport International Pool, Inc. and Volvo Equipment Finance.

     Revolving Credit Loans. Revolving credit loans made or to be made by the
     ----------------------
Lenders to the Borrowers pursuant to Section 2.

     Revolving Credit Note Record. The grid attached to a Revolving Credit Note,
     ----------------------------
or the continuation of such grid, or any other similar record, including computer records, maintained by any Lender with respect to any Revolving Credit Loan referred to in such Revolving Credit Note.

     Revolving Credit Notes. See Section 2.4.
     ----------------------

     SARA. See Section 7.18(a).
     ----

     Security Agreement. The Security Agreement, dated or to be dated on or
     ------------------
prior to the Closing Date, between each of the Borrowers and their Subsidiaries and the Administrative Agent and in form and substance satisfactory to the Lenders and the Administrative Agent.

     Security Documents. The Guaranty, the Security Agreement, [the Patent
     ------------------
Assignments, the Trademark Assignments, the Copyright Mortgages,] the Stock Pledge Agreement and all other instruments and documents, including without limitation Uniform Commercial Code financing statements, required to be executed or delivered pursuant to any Security Document.

     Settlement. The making or receiving of payments, in immediately available
     ----------
funds, by the Lenders, to the extent necessary to cause each Lender's actual share of the outstanding amount of Revolving Credit Loans (after giving effect to any Loan Request) to be equal to such Lender's Commitment Percentage of the outstanding amount of such Revolving Credit Loans (after giving effect to any Loan Request), in any case where, prior to such event or action, the actual share is not so equal.

     Settlement Amount. See Section 2.10.1.
     -----------------

     Settlement Date. (a) The Drawdown Date relating to any Loan Request, (b)
     ---------------
Friday of each week, or if a Friday is not a Business Day, the Business Day immediately following such Friday, or (c) at the option of the Administrative Agent, any Business Day.

     Settling Lender. See Section 2.10.1.
     ---------------

     S&P. Standard & Poor's Ratings Group.
     ---

     Stock Pledge Agreement. The Stock Pledge Agreement, dated or to be dated on
     ----------------------
or prior to the Closing Date, between each of the Borrowers and the Administrative Agent and in form and substance satisfactory to the Lenders and the Administrative Agent.

     Subsidiary. Any corporation, association, trust, or other business entity
     ----------
of which the designated parent shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes) of the outstanding Voting Stock.

     Supermajority Lenders. As of any date, the Lenders holding at least
     ---------------------
seventy-five percent (75%) of the outstanding principal amount of the Revolving Credit Notes on such date; and if no such principal is outstanding, the Lenders whose aggregate Commitments constitutes at least seventy-five percent (75%) of the Total Commitment.

     Synthetic Lease. Any lease of goods or other property, whether real or
     ---------------
personal, which is treated as an operating lease under GAAP and as a loan or financing for U.S. income tax purposes.

     Total Commitment. The sum of the Commitments of the Lenders, as in effect
     -----------------
from time to time; provided that such sum shall not exceed $100,000,000. As of
                   --------
the date hereof, the Total Commitment is $100,000,000.

     Trademark Assignments. The several Trademark Collateral Security and Pledge
     ---------------------
Agreements, dated or to be dated on or prior to the Closing Date, made by certain of the Borrowers and their Subsidiaries in favor of the Administrative Agent and the Assignments of Trademarks and Service Marks executed in connection therewith, all in form and substance satisfactory to the Lenders and the Administrative Agent.

     Type. As to any Revolving Credit Loan, its nature as a Base Rate Loan or a
     ----
LIBOR Rate Loan.

     Uniform Customs. See Section 4.1.3.
     ---------------

     Unpaid Reimbursement Obligation. Any Reimbursement Obligation for which the
     -------------------------------
Borrowers do not reimburse the Administrative Agent and the Lenders on the date specified in, and in accordance with, Section 4.2.

     Voting Stock. Stock or similar interests, of any class or classes (however
     ------------
designated), the holders of which are at the time entitled, as such holders, to vote for the election of a majority of the directors (or persons performing similar functions) of the corporation, association, trust or other business entity involved, whether or not the right so to vote exists by reason of the happening of a contingency.

     1.2. Rules of Interpretation.
          -----------------------

          (a) A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms and the terms of this Credit Agreement.

          (b) The singular includes the plural and the plural includes the singular.

          (c) A reference to any law includes any amendment or modification to such law.

          (d) A reference to any Person includes its permitted successors and permitted assigns.

          (e) Accounting terms not otherwise defined herein have the meanings assigned to them by GAAP applied on a consistent basis by the accounting entity to which they refer.

          (f) The words "include", "includes" and "including" are not limiting.

          (g) All terms not specifically defined herein or by GAAP, which terms are defined in the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts, have the meanings assigned to them therein, with the term "instrument" being that defined under Article 9 of the Uniform Commercial
      ----------
     Code.

          (h) Reference to a particular "Section" refers to that section of this Credit Agreement unless otherwise indicated.

          (i) The words "herein", "hereof", "hereunder" and words of like import shall refer to this Credit Agreement as a whole and not to any particular section or subdivision of this Credit Agreement.

          (j) Unless otherwise expressly indicated, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including," the words "to" and "until" each mean "to but excluding," and the word "through" means "to and including."

          (k) This Credit Agreement and the other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are, however, cumulative and are to be performed in accordance with the terms thereof.

          (l) This Credit Agreement and the other Loan Documents are the result of negotiation among, and have been reviewed by counsel to, among others, the Administrative Agent and the Borrowers and are the product of discussions and negotiations among all parties. Accordingly, this Credit Agreement and the other Loan Documents are not intended to be construed against the Administrative Agent or any of the Lenders merely on account of the Administrative Agent's or any Lender's involvement in the preparation of such documents.

                        2. THE REVOLVING CREDIT FACILITY.
                           -----------------------------

     2.1. Commitment to Lend. Subject to the terms and conditions set forth in
          ------------------
this Credit Agreement, each of the Lenders severally agrees to lend to the Borrowers and the Borrowers may borrow, repay, and reborrow from time to time from the Closing Date up to but not including the Maturity Date upon notice by the Borrowers to the Administrative Agent given in accordance with Section 2.6, such sums as are requested by the Borrowers up to a maximum aggregate amount outstanding (after giving effect to all amounts requested) at any one time equal to such Lender's Commitment minus such Lender's Commitment Percentage
                                       -----
of the sum of the Maximum Drawing Amount and all Unpaid Reimbursement Obligations, provided that the sum of the outstanding amount of the Revolving
             --------
Credit Loans (after giving effect to all amounts requested) plus the Maximum
                                                            ----
Drawing Amount and all Unpaid Reimbursement Obligations shall not at any time exceed the lesser of (i) the Total Commitment at such time and (ii) the Borrowing Base at such time. The Revolving Credit Loans shall be made pro rata
                                                                      --- ----
in accordance with each Lender's Commitment Percentage. Each request for a Revolving Credit Loan hereunder shall constitute a representation and warranty by the Borrowers that the conditions set forth in Section 11 and Section 12, in the case of the initial Revolving Credit Loans to be made on the Closing Date, and Section 12, in the case of all other Revolving Credit Loans, have been satisfied on the date of such request.

     2.2. Commitment Fee. The Borrowers jointly and severally agree to pay to
          --------------
the Administrative Agent for the accounts of the Lenders in accordance with their respective Commitment Percentages a commitment fee (the "Commitment Fee")
                                                               ---------- ---
calculated at a rate equal to the Applicable Margin then in effect with respect to Commitment Fees per annum on the average daily amount during each calendar month or portion thereof from the date hereof to the Maturity Date by which the Total Commitment minus the sum of the Maximum Drawing Amount and all Unpaid
                 -----
Reimbursement Obligations exceeds the outstanding amount of Revolving Credit Loans during such calendar month. The Commitment Fee shall be payable monthly in arrears on the first day of each calendar month for the immediately preceding calendar month commencing on the first such date following the date hereof, with a final payment on the Maturity Date or any earlier date on which the Commitments shall terminate.

     2.3. Reduction of Total Commitment. The Borrowers shall have the right at
          -----------------------------
any time and from time to time upon thirty (30) days prior written notice to the Administrative Agent to reduce by a minimum amount of $5,000,000 and increments of $1,000,000 in excess thereof or to terminate entirely the Total Commitment, whereupon the Commitments of the Lenders shall be reduced pro rata in accordance
                                                          --- ----
with their respective Commitment Percentages of the amount specified in such notice or, as the case may be, terminated. Promptly after receiving any notice of the Borrowers delivered pursuant to this Section 2.3, the Administrative Agent will notify the Lenders of the substance thereof. Upon the effective date of any such reduction or termination, the Borrowers shall pay to the Administrative Agent, for the respective accounts of the Lenders, the full amount of any Commitment Fee then accrued on the amount of the reduction, together with any breakage costs incurred by any of the Lenders as a result of such reduction. In the event the Borrowers reduce or terminate, in whole or in part, the Total Commitment on or before the first anniversary of the Closing Date, the Borrowers shall pay to the Administrative Agent, for the respective accounts of the Lenders, a yield maintenance fee as liquidated damages, and not as a penalty, equal to one percent (1.0%) of the amount of such reduction in, or termination of, the Total Commitment. No reduction or termination of the Commitments may be reinstated.

     2.4. The Revolving Credit Notes. The Revolving Credit Loans shall be
          --------------------------
evidenced by separate promissory notes of the Borrowers in substantially the form of Exhibit B hereto (each a "Revolving Credit Note"), dated as of the
        ------- -                 --------- ------ ----
Closing Date (or such other date on which a Lender may become a party hereto in accordance with Section 15 hereof) and completed with appropriate insertions. One Revolving Credit Note shall be payable to the order of each Lender in a principal amount equal to such Lender's Commitment or, if less, the outstanding amount of all Revolving Credit Loans made by such Lender, plus interest accrued thereon, as set forth below. The Borrowers irrevocably authorize each Lender to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal on such Lender's Revolving Credit Note, an appropriate notation on such Lender's Revolving Credit Note Record reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on such Lender's Revolving Credit Note Record shall be prima facie evidence of the principal amount thereof owing and
                ----- -----
unpaid to such Lender, but the failure to record, or any error in so recording, any such amount on such Lender's Revolving Credit Note Record shall not limit or otherwise affect the obligations of the Borrowers hereunder or under any Revolving Credit Note to make payments of principal of or interest on any Revolving Credit Note when due.

     2.5. Interest on Revolving Credit Loans. Except as otherwise provided
          ----------------------------------
in Section 5.11,

          (a) Each Revolving Credit Loan which is a Base Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the rate per annum equal to the Base Rate plus the
                                           ----

     Applicable Margin with respect to Base Rate Loans as in effect from time to time.

          (b) Each Revolving Credit Loan which is a LIBOR Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the rate per annum equal to the LIBOR Rate determined for such Interest Period plus the Applicable Margin with respect to LIBOR Rate Loans as in effect
     ----
     from time to time.

The Borrowers jointly and severally promise to pay interest on each Revolving Credit Loan in arrears on each Interest Payment Date with respect thereto.

     2.6. Requests for Revolving Credit Loans.
          -----------------------------------

          2.6.1. General. The Borrowers shall give to the Administrative Agent
                 -------
     written notice in the form of Exhibit C hereto (or telephonic notice
                                   ------- -
     confirmed in a writing in the form of Exhibit C hereto) of each Revolving
                                           ------- -
     Credit Loan requested hereunder (a "Loan Request") no later than 11:00 a.m. (Boston time) on the proposed Drawdown Date of any Base Rate Loan and (b) three (3) LIBOR Business Days prior to the proposed Drawdown Date of any LIBOR Rate Loan. Each such notice shall specify (i) the principal amount of the Revolving Credit Loan requested, (ii) the proposed Drawdown Date of such Revolving Credit Loan, (iii) the Interest Period for such Revolving Credit Loan and (iv) the Type of such Revolving Credit Loan. Promptly upon receipt of any such notice, the Administrative Agent shall notify each of the Lenders thereof. Each Loan Request shall be irrevocable and binding on the Borrowers and shall obligate the Borrowers to accept the Revolving Credit Loan requested from the Lenders on the proposed Drawdown Date. Each Loan Request shall be in a minimum aggregate amount of $1,000,000 and shall be in integral multiples of $100,000 in excess thereof.

          2.6.2. Swing Line. Notwithstanding the notice and minimum amount
                 ----------
     requirements set forth in Section 2.6.1 but otherwise in accordance with the terms and conditions of this Credit Agreement, the Administrative Agent may, in its sole discretion and without conferring with the Lenders, make Revolving Credit Loans to the Borrowers (a) by entry of credits to the Borrowers' operating account (No. [__________]) (the "Operating Account") with the Issuing Bank to cover checks or other charges which the Borrowers have drawn or made against such account or (b) in an amount as otherwise requested by the Borrowers; provided, however, that in no event shall such Revolving
                       --------  -------

     Credit Loans made pursuant to this Section 2.6.2 exceed an aggregate principal amount of $10,000,000 at any one time. The Borrowers hereby request and authorize the Administrative Agent to make from time to time such Revolving Credit Loans by means of appropriate entries of such credits sufficient to cover checks and other charges then presented for payment from the Operating Account or as otherwise so requested. The Borrowers acknowledge and agree that the making of such Revolving Credit Loans shall, in each case, be subject in all respects to the provisions of this Credit Agreement as if they were Revolving Credit Loans covered by a Loan Request including, without limitation, the limitations set forth in Section 2.1 and the requirements that the applicable provisions of Section 11 (in the case of Revolving Credit Loans made on the Closing Date) and Section 12 be satisfied. All actions taken by the Administrative Agent pursuant to the provisions of this Section 2.6.2 shall be conclusive and binding on the Borrowers and the Lenders absent the Administrative Agent's gross negligence or willful misconduct. Revolving Credit Loans made pursuant to this Section 2.6.2 shall be Base Rate Loans until converted in accordance with the provisions of the Credit Agreement and, prior to a Settlement, such interest shall be for the account of the Administrative Agent.

     2.7. Conversion Options.
          ------------------

          2.7.1. Conversion to Different Type of Revolving Credit Loan. The
                 -----------------------------------------------------
     Borrowers may elect from time to time to convert any outstanding Revolving Credit Loan to a Revolving Credit Loan of another Type, provided that (a)
                                                             --------
     with respect to any such conversion of a LIBOR Rate Loan to a Base Rate Loan, the Borrowers shall give the Administrative Agent at least three (3) Business Days prior written notice of such election; (b) with respect to any such conversion of a Base Rate Loan to a LIBOR Rate Loan, the Borrowers shall give the Administrative Agent at least four (4) LIBOR Business Days prior written notice of such election; (c) with respect to any such conversion of a LIBOR Rate Loan into a Base Rate Loan, such conversion shall only be made on the last day of the Interest Period with respect thereto and (d) no Revolving Credit Loan may be converted into a LIBOR Rate Loan when any Default or Event of Default has occurred and is continuing. On the date on which such conversion is being made each Lender shall take such action as is necessary to transfer its Commitment Percentage of such Revolving Credit Loans to its Domestic Lending Office or its LIBOR Lending Office, as the case may be. All or any part of outstanding Revolving Credit Loans of any Type may be converted into a Revolving Credit Loan of another Type as provided herein, provided that any partial conversion shall be in an aggregate
             --------
     principal amount of $1,000,000 or a whole multiple thereof. Each Conversion Request relating to the conversion of a Revolving Credit Loan to a LIBOR Rate Loan shall be irrevocable by the Borrowers.

          2.7.2. Continuation of Type of Revolving Credit Loan. Any Revolving
                 ---------------------------------------------
     Credit Loan of any Type may be continued as a Revolving Credit Loan of the same Type upon the expiration of an Interest Period with respect thereto by compliance by the Borrowers with the notice provisions contained in Section 2.7.1; provided that no LIBOR Rate Loan may be continued as such when any
            --------
     Default or Event of Default has occurred and is continuing, but shall be automatically converted to a Base Rate Loan on the last day of the first Interest Period relating thereto ending during the continuance of any Default or Event of Default of which officers of the Administrative Agent active upon the Borrowers' account have actual knowledge. In the event that the Borrowers fail to provide any such notice with respect to the continuation of any LIBOR Rate Loan as such, then such LIBOR Rate Loan shall be automatically converted to a Base Rate Loan on the last day of the first Interest Period relating thereto. The Administrative Agent shall notify the Lenders promptly when any such automatic conversion contemplated by this Section 2.7 is scheduled to occur.

          2.7.3. LIBOR Rate Loans. Any conversion to or from LIBOR Rate Loans
                 ----------------
     shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of all LIBOR Rate Loans having the same Interest Period shall not be less than $1,000,000 and shall be in integral multiples of $100,000 in excess thereof. No more than five (5) LIBOR Rate Loans having different Interest Periods may be outstanding at any time.

     2.8. Funds for Revolving Credit Loan.
          -------------------------------

          2.8.1. Funding Procedures. Not later than 12:00 noon (Boston time) on
                 ------------------
     the proposed Drawdown Date of any Revolving Credit Loans, each of the Lenders will make available to the Administrative Agent, at the Administrative Agent's Office, in immediately available funds, the amount of such Lender's Commitment Percentage of the amount of the requested Revolving Credit Loans. Upon receipt from each Lender of such amount, and upon receipt of the documents required by Sections 11 and 12 and the satisfaction of the other conditions set forth therein, to the extent applicable, the Administrative Agent will make available to the Borrowers the aggregate amount of such Revolving Credit Loans made available to the Administrative Agent by the Lenders. The failure or refusal of any Lender to make available to the Administrative Agent at the aforesaid time and place on any Drawdown Date the amount of its Commitment Percentage of the requested Revolving Credit Loans shall not relieve any other Lender from its several obligation hereunder to make available to the Administrative Agent the amount of such other Lender's Commitment Percentage of any requested Revolving Credit Loans.

          2.8.2. Advances by Administrative Agent. The Administrative Agent may,
                 --------------------------------
     unless notified to the contrary by any Lender prior to a Drawdown Date, assume that such Lender has made available to the Administrative Agent on such Drawdown Date the amount of such Lender's Commitment Percentage of the Revolving Credit Loans to be made on such Drawdown Date, and the Administrative Agent may (but it shall not be required to), in reliance upon such assumption, make available to the Borrowers a corresponding amount. If any Lender makes available to the Administrative Agent such amount on a date after such Drawdown Date, such Lender shall pay to the Administrative Agent on demand an amount equal to the product of (a) the average computed for the period referred to in clause (c) below, of the weighted average interest rate paid by the Administrative Agent for federal funds acquired by the Administrative Agent during each day included in such period, times (b) the amount of such Lender's Commitment Percentage of such
             -----
     Revolving Credit Loans, times (c) a fraction, the numerator of which is the
                             -----
     number of days that elapse from and including such Drawdown Date to the date on which the amount of such Lender's Commitment Percentage of such Revolving Credit Loans shall become immediately available to the Administrative Agent, and the denominator of which is 360. A statement of the Administrative Agent submitted to such Lender with respect to any amounts owing under this paragraph shall be prima facie evidence of the
                                                 ----- -----
     amount due and owing to the Administrative Agent by such Lender. If the amount of such Lender's Commitment Percentage of such Revolving Credit Loans is not made available to the Administrative Agent by such Lender within three (3) Business Days following such Drawdown Date, the Administrative Agent shall be entitled to recover such amount from the Borrowers on demand, with interest thereon at the rate per annum applicable to the Revolving Credit Loans made on such Drawdown Date.

     2.9. Change in Borrowing Base. The Borrowing Base shall be determined
          ------------------------
monthly (or at such other interval as may be specified pursuant to Section 8.4(f)) by the Administrative Agent by reference to the Borrowing Base Report, commercial finance and collateral audit reports, and the appraisals of Borrowing Base Equipment delivered to the Lenders and the Administrative Agent pursuant to Section 8.4(h) and other information obtained by or provided to the Administrative Agent. The Administrative Agent shall give to the Borrowers written notice of any change in the Borrowing Base determined by the Administrative Agent resulting from a change in the Determined Value of Borrowing Base Equipment based upon the results of any such appraisal or reappraisal, and such notice shall be effective on receipt by the Borrowers.

     2.10. Settlements.
           -----------

          2.10.1. General. On each Settlement Date, the Administrative Agent
                  -------
     shall, not later than 11:00 a.m. (Boston time), give telephonic or facsimile notice (a) to the Lenders and the Borrowers of the respective outstanding amount of Revolving Credit Loans made by the Administrative Agent on behalf of the Lenders from the immediately preceding Settlement Date through the close of business on the prior day and the amount of any LIBOR Rate Loans to be made (following the giving of notice pursuant to
     Section 2.6.1(b)) on such date pursuant to a Loan Request and (b) to the Lenders of the amount (a "Settlement Amount") that each Lender (a "Settling
                               ---------- ------                        --------
     Lender") shall pay to effect a Settlement of any Revolving Credit Loan. A
     ------
     statement of the Administrative Agent submitted to the Lenders and the Borrowers or to the Lenders with respect to any amounts owing under this
     Section 2.10 shall be prima facie evidence of the amount due and owing.
                           ----- -----
     Each Settling Lender shall, not later than 3:00 p.m. (Boston time) on such Settlement Date, effect a wire transfer of immediately available funds to the Administrative Agent in the amount of the Settlement Amount for such Settling Lender. All funds advanced by any Lender as a Settling Lender pursuant to this Section 2.10 shall for all purposes be treated as a Revolving Credit Loan made by such Settling Lender to the Borrower and all funds received by any Lender pursuant to this Section 2.10 shall for all purposes be treated as repayment of amounts owed with respect to Revolving Credit Loans made by such Lender. In the event that any bankruptcy, reorganization, liquidation, receivership or similar cases or proceedings in which any Borrower is a debtor prevent a Settling Lender from making any Revolving Credit Loan to effect a Settlement as contemplated hereby, such Settling Lender will make such dispositions and arrangements with the other Lenders with respect to such Revolving Credit Loans, either by way of purchase of participations, distribution, pro tanto assignment of claims,
                                               --- -----
     subrogation or otherwise as shall result in each Lender's share of the outstanding Revolving Credit Loans being equal, as nearly as may be, to such Lender's Commitment Percentage of the outstanding amount of the Revolving Credit Loans.

          2.10.2. Failure to Make Funds Available. The Administrative Agent may,
                  -------------------------------
     unless notified to the contrary by any Settling Lender prior to a Settlement Date, assume that such Settling Lender has made or will make available to the Administrative Agent on such Settlement Date the amount of such Settling Lender's Settlement Amount, and the Administrative Agent may (but it shall not be required to), in reliance upon such assumption, make available to the Borrowers a corresponding amount. If any Settling Lender makes available to the Administrative Agent such amount on a date after such Settlement Date, such Settling Lender shall pay to the Administrative Agent on demand an amount equal to the product of (a) the average computed for the period referred to in clause (c) below, of the weighted average interest rate paid by the Administrative Agent for federal funds acquired by the Administrative Agent during each day included in such period, times
     (b) the amount of such Settlement Amount, times (c) a fraction, the numerator of which is the number of days that elapse from and including such Settlement Date to the date on which the amount of such Settlement Amount shall become immediately available to the Administrative Agent, and the denominator of which is 360. A statement of the Administrative Agent submitted to such Settling Lender with respect to any amounts owing under this Section 2.10.2 shall be prima facie evidence of the amount due and owing to the Administrative Agent by such Settling Lender. If such Settling Lender's Settlement Amount is not made available to the Administrative Agent by such Settling Lender within three (3) Business Days following such Settlement Date, the Administrative Agent shall be entitled to recover such amount from the Borrowers on demand, with interest thereon at the rate per annum applicable to the Revolving Credit Loans as of such Settlement Date.

          2.10.3. No Effect on Other Lenders. The failure or refusal of any
                  --------------------------
     Settling Lender to make available to the Administrative Agent at the aforesaid time and place on any Settlement Date the amount of such Settling Lender's Settlement Amount shall not (a) relieve any other Settling Lender from its several obligations hereunder to make available to the Administrative Agent the amount of such other Settling Lender's Settlement Amount or (b) impose upon any Lender, other than the Settling Lender so failing or refusing, any liability with respect to such failure or refusal or otherwise increase the Commitment of such other Lender.

     2.11. Repayments of Revolving Credit Loans Prior to Event of Default.
           --------------------------------------------------------------

          2.11.1. Credit for Funds Received in Concentration Account. Prior to
                  --------------------------------------------------
     the occurrence of an Event of Default as to which the account officers of the Administrative Agent active upon the Borrowers' account have actual knowledge, (a) all funds and cash proceeds in the form of money, checks and like items received in the Fleet Concentration Account as contemplated by
     Section 8.13 shall be credited, on the same Business Day on which the Administrative Agent determines that good collected funds have been received, and, prior to the receipt of good collected funds, on a provisional basis until final receipt of good collected funds, and applied as contemplated by Section 2.11.2, (b) all funds and cash proceeds in the form of a wire transfer received in the Fleet Concentration Account as contemplated by Section 8.13 shall be credited on the same Business Day as the Administrative Agent's receipt of such amounts (or up to such later date as the Administrative Agent determines that good collected funds have been received), and applied as contemplated by Section 2.11.2, and (c) all funds and cash proceeds in the form of an automated clearing house transfer received in the Fleet Concentration Account as contemplated by Section 8.13 shall be credited, on the next Business Day following the Administrative Agent's receipt of such amounts (or up to such later date as the Administrative Agent determines that good collected funds have been received), and applied as contemplated by Section 2.11.2. For purposes of the foregoing provisions of this Section 2.11.1, the Administrative Agent shall not be deemed to have received any such funds or cash proceeds on any day unless received by the Administrative Agent before 2:30 p.m. (Boston time) on such day. The Borrowers further acknowledge and agree that any such provisional credits or credits in respect of wire or automatic clearing house funds transfers shall be subject to reversal if final collection in good funds of the related item is not received by, or final settlement of the funds transfer is not made in favor of, the Administrative Agent in accordance with the Administrative Agent's customary procedures and practices for collecting provisional items or receiving settlement of funds transfers.

          2.11.2. Application of Payments Prior to Event of Default.
                  -------------------------------------------------

               (a) Prior to the occurrence of an Event of Default of which the account officers of the Administrative Agent active on the Borrowers' account have knowledge, all funds transferred to the Fleet Concentration Account and for which the Borrowers have received credits shall be applied to the Obligations as follows:

                    (i) first, to pay amounts then due and payable under this
               Agreement, the Notes and the other Loan Documents;

                    (ii) second, to reduce Revolving Credit Loans made by the
               Administrative Agent pursuant to Section 2.6.2 and for which Settlement has not then been made;

                    (iii) third, to reduce other Revolving Credit Loans which
               are Base Rate Loans;

                    (iv) fourth, to reduce Revolving Credit Loans which are
               LIBOR Rate Loans; and

                    (v) fifth, except as otherwise required by Section 4.2(b)
               and (c), to the Operating Account.

               (b) All prepayments of LIBOR Rate Loans prior to the end of an Interest Period shall obligate the Borrowers to pay any breakage costs associated with such LIBOR Rate Loans in accordance with Section 5.10. Prior to the occurrence of an Event of Default, the Borrower may elect to avoid such breakage costs by providing to the Administrative Agent cash in an amount sufficient to cash collateralize such LIBOR Rate Loans, but in no event shall the Borrowers be deemed to have paid such LIBOR Rate Loans until such cash has been paid to the Administrative Agent for application to such LIBOR Rate Loans. The Administrative Agent may elect to cause such cash collateral to be deposited into either (i) a cash collateral account pursuant to the terms of a cash collateral agreement executed by the Borrowers and the Administrative Agent and in form and substance satisfactory to the Administrative Agent or (ii) the Borrowers' Operating Account with appropriate instructions prohibiting the Borrowers' withdrawal of such funds so long as they remain cash collateral. In each such case, the Borrowers agree to execute and deliver to the Administrative Agent such instruments and documents, including Uniform Commercial Code financing statements and agreements with any third party depository banks, as the Administrative Agent may request.

               (c) All prepayments of the Revolving Credit Loans pursuant to this Section 2.11.2 shall be allocated among the Lenders making such Revolving Credit Loans, in proportion, as nearly as practicable, to the respective unpaid principal amount of such Revolving Credit Loans outstanding, with adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion. Prior to any Settlement Date, however, all prepayments of the Revolving Credit Loans shall be applied in accordance with this Section 2.11.2, first to outstanding Revolving Credit Loans of the Administrative Agent.

     2.12. Repayments of Revolving Credit Loans After Event of Default.
           -----------------------------------------------------------
Following the occurrence and during the continuance of an Event of Default of which the account officers of the Administrative Agent active on the Borrowers' account have knowledge, all funds transferred to the Fleet Concentration Account and for which the Borrowers have received credits shall be applied to the Obligations in accordance with Section 13.4.

                   3. REPAYMENT OF THE REVOLVING CREDIT LOANS.
                      ---------------------------------------

     3.1. Maturity. The Borrowers jointly and severally promise to pay on the
          --------
Maturity Date, and there shall become absolutely due and payable on the Maturity Date, all of the Revolving Credit Loans outstanding on such date, together with any and all accrued and unpaid interest thereon.

     3.2. Mandatory Repayments of Revolving Credit Loans.
          ----------------------------------------------

          3.2.1. Facility. If at any time the sum of the outstanding amount of
                 --------
     the Revolving Credit Loans, the Maximum Drawing Amount and all Unpaid Reimbursement Obligations exceeds the lesser of (a) the Total Commitment at such time and (b) the Borrowing Base at such time, then the Borrowers shall immediately pay the amount of such excess to the Administrative Agent for the respective accounts of the Lenders for application: first, to any Unpaid Reimbursement Obligations; second, to the Revolving Credit Loans; and third, to provide to the Administrative Agent cash collateral for Reimbursement Obligations as contemplated by Section 4.2(b) and (c). Each payment of any Unpaid Reimbursement Obligations or prepayment of Revolving Credit Loans shall be allocated among the Lenders, in proportion, as nearly as practicable, to each Reimbursement Obligation or (as the case may be) the respective unpaid principal amount of each Lender's Revolving Credit Note, with adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion.

          3.2.2. Asset Sales. In the event that any of the Borrowers or any of
                 -----------
     their Subsidiaries shall sell any of their assets or group of related assets pursuant to an Asset Sale, whether by sale of assets or stock, where such Asset Sale is either permitted pursuant to Section 9.5.2 or is previously consented to in writing by the Administrative Agent, then, immediately upon the receipt thereof, the Borrowers shall repay the Obligations in an amount equal to one hundred percent (100%) of the amount of the Net Cash Sale Proceeds of such asset sale (after taxes calculated at the effective book tax rate in accordance with GAAP).

          3.2.3. Debt and Equity Issuances. In the event that any of the
                 -------------------------
     Borrowers or any of their Subsidiaries shall issue new debt or sell or issue any shares of their stock, options or warrants for the purchase of its stock or other equity or equity instruments (other than (i) stock, warrants and options awarded to employees and directors pursuant to incentive compensation plans or other Employee Benefit Plans operated by such Persons and (ii) equity and equity instruments issued by any Borrower or any Subsidiary to finance any acquisition previously consented to in writing by the Administrative Agent or otherwise permitted pursuant to
     Section 9.5), then, immediately upon the receipt thereof, the Borrowers shall, or shall cause such Subsidiary to, repay the Obligations in an amount equal to one hundred percent (100%) of (i) the Net Cash Proceeds of such issuance of new debt or (ii) the Net Cash Equity Issuance Proceeds of sale or issuance of new equity (as the case may be), such repayment of the Obligations to be in the manner set forth in Section 3.2.1.

     3.3. Optional Repayments of Revolving Credit Loans. The Borrowers shall
          ---------------------------------------------
have the right, at their election, to repay the outstanding amount of the Revolving Credit Loans, as a whole or in part, at any time without penalty or premium, provided that any full or partial prepayment of the outstanding amount
         --------
of any LIBOR Rate Loans pursuant to this Section 3.3 may be made only on the last day of the Interest Period relating thereto. The Borrowers shall give the Administrative Agent, no later than 10:00 a.m., Boston time, at least one (1) Business Days prior written notice of any proposed prepayment pursuant to this
Section 3.3 of Base Rate Loans, and three (3) LIBOR Business Days notice of any proposed prepayment pursuant to this Section 3.3 of LIBOR Rate Loans, in each case specifying the proposed date of prepayment of Revolving Credit Loans and the principal amount to be prepaid. Each such partial prepayment of the Revolving Credit Loans shall be in a minimum aggregate amount of $200,000 and shall be in integral multiples of $50,000 in excess thereof, shall be accompanied by the payment of accrued interest on the principal prepaid to the date of prepayment and shall be applied, in the absence of instruction by the Borrowers, first to the principal of Base Rate Loans and then to the principal of LIBOR Rate Loans. Each partial prepayment shall be allocated among the Lenders, in proportion, as nearly as practicable, to the respective unpaid principal amount of each Lender's Revolving Credit Note, with adjustments to the extent practicable to equalize any prior repayments not exactly in proportion.

                              4. LETTERS OF CREDIT.
                                 -----------------

     4.1. Letter of Credit Commitments.
          ----------------------------

          4.1.1. Commitment to Issue Letters of Credit. Subject to the terms and
                 -------------------------------------
     conditions hereof and the execution and delivery by any Borrower of a letter of credit application on the Issuing Bank's customary form (a "Letter of Credit Application"), the Administrative Agent on behalf of the
      ------ -- ------ -----------
     Lenders and in reliance upon the agreement of the Lenders set forth in
     Section 4.1.4 and upon the representations and warranties of the Borrowers contained herein, agrees to (i) cause the Issuing Bank to issue, extend and renew for the account of the Borrowers and/or their Subsidiaries one or more standby or documentary letters of credit (individually, a "Letter of
                                                                     ------ --
     Credit"), in such form as may be requested from time to time by any
     ------
     Borrower and agreed to by the Administrative Agent and the Issuing Bank and
     (ii) execute a Letter of Credit Guaranty to support the reimbursement obligations of the Borrowers with respect to the Letters of Credit; provided, however, that, after giving effect to such request, (a) the sum
     --------  -------
     of the aggregate Maximum Drawing Amount and all Unpaid Reimbursement Obligations shall not exceed $30,000,000 at any one time and (b) the sum of
     (i) the Maximum Drawing Amount on all Letters of Credit, (ii) all Unpaid Reimbursement Obligations, and (iii) the amount of all Revolving Credit Loans outstanding shall not exceed the lesser of (A) the Total Commitment at such time and (B) the Borrowing Base at such time. Any amounts paid by the Issuing Bank under any Letter of Credit and any amounts paid by the Administrative Agent under any Letter of Credit Guaranty shall be treated as Revolving Credit Loans, shall be secured by all of the Collateral and shall bear interest and be payable at the same rate and in the same manner as Revolving Credit Loans. Notwithstanding the foregoing, the Administrative Agent shall have no obligation to cause the Issuing Bank to issue any Letter of Credit to support or secure any Indebtedness of the Borrowers or any of their Subsidiaries to the extent that such Indebtedness was incurred prior to the proposed issuance date of such Letter of Credit, unless in any such case the Borrowers demonstrate to the satisfaction of the Administrative Agent that (x) such prior incurred Indebtedness were then fully secured by a prior perfected and unvoidable security interest in collateral provided by any Borrower or any Subsidiary to the proposed beneficiary of such Letter of Credit or (y) such prior incurred Indebtedness were then secured or supported by a letter of credit issued for the account of any such Borrower or any such Subsidiary and the reimbursement obligation with respect to such letter of credit was fully secured by a prior perfected and unavoidable security interest in collateral provided to the issuer of such letter of credit by any such Borrower or any such Subsidiary.

          4.1.2. Letter of Credit Applications. Each Letter of Credit
                 -----------------------------
     Application shall be completed to the satisfaction of the Administrative Agent and the Issuing Bank. In the event that any provision of any Letter of Credit Application shall be inconsistent with any provision of this Credit Agreement, then the provisions of this Credit Agreement shall, to the extent of any such inconsistency, govern.

          4.1.3. Terms of Letters of Credit. Each Letter of Credit issued,
                 --------------------------
     amended, extended or renewed hereunder shall, among other things, (a) provide for the payment of sight drafts for honor thereunder when presented in accordance with the terms thereof and when accompanied by the documents described therein, and (b) have an expiry date no later than the date which is fourteen (14) days (or, if the Letter of Credit is confirmed by a confirmer or otherwise provides for one or more nominated persons, forty-five (45) days) prior to the Maturity Date. Each Letter of Credit so issued, amended, extended or renewed shall be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 or any successor version thereto adopted by the Administrative Agent or the Issuing Bank (as the case may
     be) in the ordinary course of their respective businesses as letter of credit issuers and in effect at the time of issuance of such Letter of Credit (the "Uniform Customs") or, in the case of a standby Letter of
                  ------- -------
     Credit, either the Uniform Customs or the International Standby Practices (ISP98), International Chamber of Commerce Publication No. 590, or any successor code of standby letter of credit practices among banks adopted by the Administrative Agent or the Issuing Bank (as the case may be) in the ordinary course of their respective businesses as a standby letter of credit issuers and in effect at the time of issuance of such Letter of Credit.

          4.1.4. Reimbursement Obligations of Lenders. Each Lender severally
                 ------------------------------------
     agrees that it shall be absolutely liable, without regard to the occurrence of any Default or Event of Default or any other condition precedent whatsoever, to the extent of such Lender's Commitment Percentage, to reimburse the Administrative Agent on demand for the amount of each draft paid by the Issuing Bank under each Letter of Credit and each payment made by the Administrative Agent to the Issuing Bank under the Letter of Credit Guaranty to the extent that such amount is not reimbursed by the Borrowers pursuant to Section 4.2 (such agreement for a Lender being called herein the "Letter of Credit Participation" of such
                                       ------ -- ------ -------------
     Lender).

          4.1.5. Participations of Lenders. Each such payment made by a Lender
                 -------------------------
     shall be treated as the purchase by such Lender of a participating interest in the Borrowers' Reimbursement Obligation under Section 4.2 in an amount equal to such payment. Each Lender shall share in accordance with its participating interest in any interest which accrues pursuant to
     Section 4.2.

     4.2. Reimbursement Obligation of the Borrowers. In order to induce the
          -----------------------------------------
Administrative Agent to cause the Issuing Bank to issue, amend, extend and renew each Letter of Credit and the Lenders to participate therein, the Borrowers hereby jointly and severally agree to reimburse or pay to the Administrative Agent, for the account of the Administrative Agent and/or the Issuing Bank or (as the case may be) the Lenders, with respect to each Letter of Credit issued, amended, extended or renewed by the Issuing Bank hereunder,

          (a) except as otherwise expressly provided in Section 4.2(b) and (c), on each date that any draft presented under such Letter of Credit is honored by the Issuing Bank, or the Administrative Agent or the Issuing Bank otherwise makes a payment with respect thereto or the Administrative Agent makes any payment under a Letter of Credit Guaranty, (i) the amount paid by the Administrative Agent or the Issuing Bank (as the case may be) under or with respect to such Letter of Credit, and (ii) the amount of any taxes, fees, charges or other costs and expenses whatsoever incurred by the Administrative Agent, the Issuing Bank or any Lender in connection with any payment made by the Administrative Agent, the Issuing Bank or any Lender under, or with respect to, such Letter of Credit,

          (b) upon the reduction (but not termination) of the Total Commitment to an amount less than the Maximum Drawing Amount, an amount equal to such difference, which amount shall be held by the Administrative Agent for the benefit of the Lenders and the Administrative Agent as cash collateral for all Reimbursement Obligations, and

          (c) upon the termination of the Total Commitment, or the acceleration of the Reimbursement Obligations with respect to all Letters of Credit in accordance with Section 13, an amount equal to the then Maximum Drawing Amount on all Letters of Credit, which amount shall be held by the Administrative Agent for the benefit of the Lenders and the Administrative Agent as cash collateral for all Reimbursement Obligations.

Each such payment shall be made to the Administrative Agent at the Administrative Agent's Office in immediately available funds. Interest on any and all amounts remaining unpaid by the Borrowers under this Section 4.2 at any time from the date such amounts become due and payable (whether as stated in this Section 4.2, by acceleration or otherwise) until payment in full (whether before or after judgment) shall be payable to the Administrative Agent on demand at the rate specified in Section 5.11 for overdue principal on the Revolving Credit Loans.

     4.3. Letter of Credit Payments. If any draft shall be presented or other
          -------------------------
demand for payment shall be made under any Letter of Credit, the Administrative Agent shall notify the Borrowers of the date and amount of the draft presented or demand for payment and of the date and time when it expects to pay such draft or honor such demand for payment. If the Borrowers fail to reimburse the Administrative Agent as provided in Section 4.2 on or before the date that such draft is paid or other payment is made by the Administrative Agent or the Issuing Bank, the Administrative Agent may at any time thereafter notify the Lenders of the amount of any such Unpaid Reimbursement Obligation. No later than 3:00 p.m. (Boston time) on the Business Day next following the receipt of such notice, each Lender shall make available to the Administrative Agent, at the Administrative Agent's Office, in immediately available funds, such Lender's Commitment Percentage of such Unpaid Reimbursement Obligation, together with an amount equal to the product of (a) the average, computed for the period referred to in clause (c) below, of the weighted average interest rate paid by the Administrative Agent for federal funds acquired by the Administrative Agent during each day included in such period, times (b) the amount equal to such
                                         -----
Lender's Commitment Percentage of such Unpaid Reimbursement Obligation, times
                                                                        -----
(c) a fraction, the numerator of which is the number of days that elapse from and including the date the Administrative Agent or the Issuing Bank paid the draft presented for honor or otherwise made payment to the date on which such Lender's Commitment Percentage of such Unpaid Reimbursement Obligation shall become immediately available to the Administrative Agent, and the denominator of which is 360. The responsibility of the Administrative Agent and the Issuing Bank to the Borrowers and the Lenders shall be only to determine that the documents

(including each draft) delivered under each Letter of Credit in connection with such presentment shall be in conformity in all material respects with such Letter of Credit.

     4.4. Obligations Absolute. The Borrowers' obligations under this Section 4
          --------------------
shall be absolute and unconditional under any and all circumstances and irrespective of the occurrence of any Default or Event of Default or any condition precedent whatsoever or any setoff, counterclaim or defense to payment which any Borrower may have or have had against the Administrative Agent, the Issuing Bank, any Lender or any beneficiary of a Letter of Credit. The Borrowers further agree with the Administrative Agent and the Lenders that the Administrative Agent, the Issuing Bank and the Lenders shall not be responsible for, and the Borrowers' Reimbursement Obligations under Section 4.2 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, or any dispute between or among any Borrower, the beneficiary of any Letter of Credit or any financing institution or other party to which any Letter of Credit may be transferred or any claims or defenses whatsoever of any Borrower against the beneficiary of any Letter of Credit or any such transferee. The Administrative Agent, the Issuing Bank and the Lenders shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit. The Borrowers agree that any action taken or omitted by the Administrative Agent, the Issuing Bank or any Lender under or in connection with each Letter of Credit and the related drafts and documents, if done in good faith, shall be binding upon the Borrowers and shall not result in any liability on the part of the Administrative Agent, the Issuing Bank or any Lender to the Borrowers.

     4.5. Reliance by Issuer. To the extent not inconsistent with Section 4.4,
          ------------------
the Administrative Agent and the Issuing Bank shall be entitled to rely, and shall be fully protected in relying upon, any Letter of Credit, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel, independent accountants and other experts selected by the Administrative Agent or the Issuing Bank. The Administrative Agent and the Issuing Bank shall be fully justified in failing or refusing to take any action under this Credit Agreement unless it shall first have received such advice or concurrence of the Required Lenders as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent and the Issuing Bank shall in all cases be fully protected in acting, or in refraining from acting, under this Credit Agreement in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Lenders and all future holders of the Revolving Credit Notes or of a Letter of Credit Participation.

     4.6. Letter of Credit Fee. The Borrowers shall pay, on a monthly basis in
          --------------------
advance, a fee (in each case, a "Letter of Credit Fee") to the Administrative
                                 ------ -- ------ ---
Agent in respect of each standby Letter of Credit and each documentary Letter of Credit an amount equal to the Applicable Margin per annum then in effect with respect to Letter of Credit Fees on the available amount of each such Letter of Credit, which shall be for the accounts of the Lenders in accordance with their respective Commitment Percentages. In addition, the Borrowers shall pay, on the date of issuance or any extension or renewal or increase of any Letter of Credit, a fee to the Administrative Agent in an amount equal to one-eighth of one percent (0.125%) per annum of the available amount of such standby Letter of Credit, which shall be for the account of the Administrative Agent, as a fronting fee. In respect of each Letter of Credit, the Borrowers shall also pay to the Administrative Agent for the Issuing Bank's or the Administrative Agent's own account, at such other time or times as such charges are customarily made by the Administrative Agent or the Issuing Bank, the Administrative Agent's and/or the Issuing Bank's customary issuance, amendment, negotiation or document examination and other administrative fees as in effect from time to time.

                         5. CERTAIN GENERAL PROVISIONS.
                            ---------------------------

     5.1. Closing and Arrangement Fees. The Borrowers jointly and severally
          ----------------------------
agree to pay to the Administrative Agent on the Closing Date the fees as set forth in the Fee Letter.

     5.2. Administrative Agent's Fee. The Borrowers jointly and severally agree
          --------------------------
to pay the Administrative Agent annually in advance, for the Administrative Agent's own account, on the Closing Date and on each anniversary of the Closing Date, an Administrative Agent's fee as set forth in the Fee Letter.

     5.3. Funds for Payments.
          ------------------

          5.3.1. Payments to Administrative Agent. All payments of principal,
                 --------------------------------
     interest, Reimbursement Obligations, Fees and any other amounts due hereunder or under any of the other Loan Documents shall be made on the due date thereof to the Administrative Agent in Dollars, for the respective accounts of the Lenders and the Administrative Agent, at the Administrative Agent's Office or at such other place that the Administrative Agent may from time to time designate, in each case at or about 11:00 a.m. (Boston, Massachusetts, time or other local time at the place of payment) and in immediately available funds.

          5.3.2. No Offset, etc. All payments by the Borrowers hereunder and
                 --------------
     under any of the other Loan Documents shall be made without recoupment, setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Borrowers is compelled by law to make such deduction or withholding. If any such obligation is imposed upon the Borrowers with respect to any amount payable by it hereunder or under any of the other Loan Documents, the Borrowers will pay to the Administrative Agent, for the account of the Lenders or (as the case may be) the Administrative Agent, on the date on which such amount is due and payable hereunder or under such other Loan Document, such additional amount in Dollars as shall be necessary to enable the Lenders or the Administrative Agent to receive the same net amount which the Lenders or the Administrative Agent would have received on such due date had no such obligation been imposed upon the Borrowers. The Borrowers will deliver promptly to the Administrative Agent certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Borrowers hereunder or under such other Loan Document.

     5.4. Computations. All computations of interest on the LIBOR Rate Loans
          ------------
shall be based on a 360-day year and paid for the actual number of days elapsed. All computations of interest on the Base Rate Loans shall be based on a 365-day year and paid for the actual number of days elapsed. Except as otherwise provided in the definition of the term "Interest Period" with respect to LIBOR
                                        -------- ------
Rate Loans, whenever a payment hereunder or under any of the other Loan Documents becomes due on a day that is not a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and interest shall accrue during such extension. The outstanding amount of the Revolving Credit Loans as reflected on the Revolving Credit Note Records from time to time shall be considered correct and binding on the Borrowers unless within five (5) Business Days after receipt of any notice by the Administrative Agent or any of the Lenders of such outstanding amount, the Borrowers shall notify the Administrative Agent or such Lender to the contrary.

     5.5. Inability to Determine LIBOR Rate. In the event, prior to the
          ---------------------------------
commencement of any Interest Period relating to any LIBOR Rate Loan, the Administrative Agent shall determine or be notified by the Required Lenders that
(a) adequate and reasonable methods do not exist for ascertaining the LIBOR Rate that would otherwise determine the rate of interest to be applicable to any LIBOR Rate Loan during any Interest Period or (b) the LIBOR Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to the Lenders of making or maintaining their LIBOR Rate Loans during such period, the Administrative Agent shall forthwith give notice of such determination (which shall be conclusive and binding on the Borrowers and the Lenders) to the Borrowers and the Lenders. In such event (i) any Loan Request or Conversion Request with respect to LIBOR Rate Loans shall be automatically withdrawn and shall be deemed a request for Base Rate Loans, (ii) each LIBOR Rate Loan will automatically, on the last day of the then current Interest Period relating thereto, become a Base Rate Loan, and (iii) the obligations of the Lenders to make LIBOR Rate Loans shall be suspended until the Administrative Agent determines that the circumstances giving rise to such suspension no longer exist, whereupon the Administrative Agent shall so notify the Borrowers and the Lenders.

     5.6. Illegality. Notwithstanding any other provisions herein, if any
          ----------
present or future law, regulation, treaty or directive or the interpretation or application thereof shall make it unlawful for any Lender to make or maintain LIBOR Rate Loans, such Lender shall forthwith give notice of such circumstances to the Borrowers and the other Lenders and thereupon (a) the commitment of such Lender to make LIBOR Rate Loans or convert Base Rate Loans to LIBOR Rate Loans shall forthwith be suspended and (b) such Lender's Revolving Credit Loans then outstanding as LIBOR Rate Loans, if any, shall be converted automatically to Base Rate Loans on the last day of each Interest Period applicable to such LIBOR Rate Loans or within such earlier period as may be required by law. The Borrowers hereby jointly and severally agree promptly to pay the Administrative Agent for the account of such Lender, upon demand by such Lender, any additional amounts necessary to compensate such Lender for any costs incurred by such Lender in making any conversion in accordance with this Section 5.6, including any interest or fees payable by such Lender to lenders of funds obtained by it in order to make or maintain its LIBOR Rate Loans hereunder.

     5.7. Additional Costs, etc. If any present or future applicable law, which
          ---------------------
expression, as used herein, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to any Lender or the Administrative Agent by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall:

          (a) subject any Lender or the Administrative Agent to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Credit Agreement, the other Loan Documents, any Letters of Credit, such Lender's Commitment or the Revolving Credit Loans (other than taxes based upon or measured by the income or profits of such Lender or the Administrative Agent), or

          (b) materially change the basis of taxation (except for changes in taxes on income or profits) of payments to any Lender of the principal of or the interest on any Loans or any other amounts payable to any Lender or the Administrative Agent under this Credit Agreement or any of the other Loan Documents, or

          (c) impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Credit Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or letters of credit issued by, or commitments of an office of any Lender, or

          (d) impose on any Lender or the Administrative Agent any other conditions or requirements with respect to this Credit Agreement, the other Loan Documents, any Letters of Credit, the Revolving Credit Loans, such Lender's Commitment, or any class of loans, letters of credit or commitments of which any of the Revolving Credit Loans or such Lender's Commitment forms a part, and the result of any of the foregoing is

               (i) to increase the cost to any Lender of making, funding, issuing, renewing, extending or maintaining any of the Revolving Credit Loans or such Lender's Commitment or any Letter of Credit, or

               (ii) to reduce the amount of principal, interest, Reimbursement Obligation or other amount payable to such

          Lender or the Administrative Agent hereunder on account of such Lender's Commitment, any Letter of Credit or any of the Revolving Credit Loans, or

               (iii) to require such Lender or the Administrative Agent to make any payment or to forego any interest or Reimbursement Obligation or other sum payable hereunder, the amount of which payment or foregone interest or Reimbursement Obligation or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Lender or the Administrative Agent from the Borrowers hereunder, then, and in each such case, the Borrowers will, upon demand made by such Lender or (as the case may be) the Administrative Agent at any time and from time to time and as often as the occasion therefor may arise, pay to such Lender or the Administrative Agent such additional amounts as will be sufficient to compensate such Lender or the Administrative Agent for such additional cost, reduction, payment or foregone interest or Reimbursement Obligation or other sum.

     5.8. Capital Adequacy. If after the date hereof any Lender or the
          ----------------
Administrative Agent determines that (a) the adoption of or change in any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) regarding capital requirements for Lenders or Lender holding companies or any change in the interpretation or application thereof by a Governmental Authority with appropriate jurisdiction, or (b) compliance by such Lender or the Administrative Agent or any corporation controlling such Lender or the Administrative Agent with any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) of any such entity regarding capital adequacy, has the effect of reducing the return on such Lender's or the Administrative Agent's commitment with respect to any Loans to a level below that which such Lender or the Administrative Agent could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or the Administrative Agent's then existing policies with respect to capital adequacy and assuming full utilization of such entity's capital) by any amount deemed by such Lender or (as the case may be) the Administrative Agent to be material, then such Lender or the Administrative Agent may notify the Borrowers of such fact. To the extent that the amount of such reduction in the return on capital is not reflected in the Base Rate or the LIBOR Rate, the Borrowers agree to pay such Lender or (as the case may be) the Administrative Agent for the amount of such reduction in the return on capital as and when such reduction is determined upon presentation by such

Lender or (as the case may be) the Administrative Agent of a certificate in accordance with Section 5.9 hereof. Each Lender shall allocate such cost increases among its customers in good faith and on an equitable basis.

     5.9. Certificate. A certificate setting forth any additional amounts
          -----------
payable pursuant to Sections 5.7 or 5.8 and a brief explanation of such amounts which are due, submitted by any Lender or the Administrative Agent to the Borrowers, shall be conclusive, absent manifest error, that such amounts are due and owing.

     5.10. Indemnity. The Borrowers jointly and severally agree to indemnify
           ---------
each Lender and to hold each Lender harmless from and against any loss, cost or expense (including loss of anticipated profits) that such Lender may sustain or incur as a consequence of (a) default by the Borrowers in payment of the principal amount of or any interest on any LIBOR Rate Loans as and when due and payable, including any such loss or expense arising from interest or fees payable by such Lender to banks of funds obtained by it in order to maintain its LIBOR Rate Loans, (b) default by the Borrowers in making a borrowing or conversion after the Borrowers have given (or is deemed to have given) a Loan Request or a Conversion Request relating thereto in accordance with Section 2.6 or Section 2.7 or (c) the making of any payment of a LIBOR Rate Loan or the making of any conversion of any such Loan to a Base Rate Loan on a day that is not the last day of the applicable Interest Period with respect thereto, including interest or fees payable by such Lender to lenders of funds obtained by it in order to maintain any such Loans.

     5.11. Interest After Default.
           ----------------------

          5.11.1. Overdue Amounts. Overdue principal and (to the extent
                  ---------------
     permitted by applicable law) interest on the Revolving Credit Loans and all other overdue amounts payable hereunder or under any of the other Loan Documents shall bear interest compounded monthly and payable on demand at a rate per annum equal to two percent (2%) above the rate of interest then applicable thereto (or, if no rate of interest is then applicable thereto, the Base Rate) until such amount shall be paid in full (after as well as before judgment).

          5.11.2. Amounts Not Overdue. During the continuance of a Default or an
                  -------------------
     Event of Default the principal of the Revolving Credit Loans not overdue shall, until such Default or Event of Default has been cured or remedied or such Default or Event of Default has been waived by the Required Lenders pursuant to Section 16.12, bear interest at a rate per annum equal to the greater of (a) two percent (2%) above the rate of interest otherwise applicable to such Revolving Credit Loans pursuant to Section 2.5 and (b) the rate of interest applicable to overdue principal pursuant to Section 5.11.1.

     5.12. Late Fee. If the entire amount of any required principal and/or
           --------
interest payment is not paid in full within ten (10) days after the same is due, the Borrowers jointly and severally agree to pay the Administrative Agent for the account of the Lenders a late fee equal to five percent (5%) of the required payment.

     5.13. Concerning Joint and Several Liability of the Borrowers.
           -------------------------------------------------------

          (a) Each Borrower is accepting joint and several liability hereunder in consideration of the financial accommodation to be provided by the Lenders under this Credit Agreement, for the mutual benefit, directly and indirectly, of each Borrower and in consideration of the undertakings of each Borrower to accept joint and several liability for the obligations of each of them.

          (b) Each Borrower jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrowers with respect to the payment and performance of all of the Obligations arising under this Credit Agreement, it being the intention of the parties hereto that all the Obligations shall be the joint and several obligations of each Borrower without preferences or distinction among them.

          (c) If and to the extent that any Borrower shall fail to make any payment with respect to any of the obligations hereunder as and when due or to perform any of such obligations in accordance with the terms thereof, then in each such event, the other Borrowers will make such payment with respect to, or perform, such obligation.

          (d) The obligations of each Borrower under the provisions of this
     Section 5.13 constitute full recourse obligations of such Borrower, enforceable against it to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Credit Agreement or any other circumstances whatsoever.

          (e) Except as otherwise expressly provided herein, each Borrower hereby waives notice of acceptance of its joint and several liability, notice of any and all Revolving Credit Loans made under this

     Credit Agreement, notice of occurrence of any Event of Default, or of any demand for any payment under this Credit Agreement, notice of any action at any time taken or omitted by the Lenders under or in respect of any of the Obligations hereunder, any requirement of diligence and, generally, all demands, notices and other formalities of every kind in connection with this Credit Agreement. Each Borrower hereby assents to, and waives notice of, any extension or postponement of the time for the payment of any of the Obligations hereunder, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by the Lenders at any time or times in respect of any default by any Borrower in the performance or satisfaction of any term, covenant, condition or provision of this Credit Agreement, any and all other indulgences whatsoever by the Lenders in respect of any of the Obligations hereunder, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of such Obligations or the addition, substitution or release, in whole or in part, of any Borrower. Without limiting the generality of the foregoing, each Borrower assents to any other action or delay in acting or failure to act on the part of the Lenders, including, without limitation, any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with applicable laws or regulations thereunder which might, but for the provisions of this Section 5.13, afford grounds for terminating, discharging or relieving such Borrower, in whole or in part, from any of its obligations under this
     Section 5.13, it being the intention of each Borrower that, so long as any of the Obligations hereunder remain unsatisfied, the obligations of such Borrower under this Section 5.13 shall not be discharged except by performance and then only to the extent of such performance. The obligations of each Borrower under this Section 5.13 shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding with respect to any reconstruction or similar proceeding with respect to any Borrower or any Lender. The joint and several liability of the Borrowers hereunder shall continue in full force and effect notwithstanding any absorption, merger, amalgamation or any other change whatsoever in the name, membership, constitution or place of formation of any Borrower or any Lender.

          (f) Each Borrower hereby agrees that the payment of any amounts due with respect to the indebtedness owing by any Borrower to any other Borrower is hereby subordinated to the prior payment in full in cash of the Obligations. Each Borrower hereby agrees that after the occurrences and during the continuance of any Default or Event of

     Default, such Borrower will not demand, sue for or otherwise attempt to collect any indebtedness of any other Borrower owing to such Borrower until the Obligations shall have been paid in full in cash. If, notwithstanding the foregoing sentence, such Borrower shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced, received by such Borrower as trustee for the Administrative Agent and be paid over to the Administrative Agent for the pro rata accounts of
                                                          --- ----
     the Lenders to be applied to repay the Obligations.

          (g) The provisions of this Section 5.13 are made for the benefit of the Lenders and their successors and assigns, and may be enforced in good faith by them from time to time against any or all of the Borrowers as often as the occasion therefor may arise and without requirement on the part of the Lenders first to marshal any of their claims or to exercise any of their rights against any other Borrower or to exhaust any remedies available to them against any other Borrower or to resort to any other source or means of obtaining payment of any of the Obligations hereunder or to elect any other remedy. The provisions of this Section 5.13 shall remain in effect until all of the Obligations shall have been paid in full or otherwise fully satisfied. If at any time, any payment, or any part thereof, made in respect of any of the Obligations, is rescinded or must otherwise be restored or returned by the Lenders upon the insolvency, bankruptcy or reorganization of any of the Borrowers, or otherwise, the provisions of this Section 5.13 will forthwith be reinstated in effect, as though such payment had not been made.

                     6. COLLATERAL SECURITY AND GUARANTIES.
                        ----------------------------------

     6.1. Security of the Borrowers. The Obligations shall (i) be secured by a
          -------------------------
perfected first priority security interest (subject only to Permitted Liens entitled to priority under applicable law) in substantially all of the assets of each Borrower as provided in the Security Documents (including, without limitation, Accounts Receivable, Motor Vehicle Equipment and Investments but excluding Real Estate), whether now owned or hereafter acquired, pursuant to the terms of the Security Documents, and (ii) be secured by a pledge by each Borrower of one hundred percent (100%) of the Capital Stock of each of the Domestic Subsidiaries and not less than sixty-six percent (66%) of the Capital Stock of each of the Foreign Subsidiaries, pursuant to the terms of the Stock Pledge Agreement.

     6.2. Guaranties and Security of Subsidiaries. The Obligations shall also be
          ---------------------------------------
guaranteed pursuant to the terms of the Guaranty. The obligations of the Borrowers' Subsidiaries under the Guaranty shall be in turn secured by a perfected first priority security interest (subject only to Permitted Liens entitled to priority under applicable law) in all of the assets of each such Subsidiary, whether now owned or hereafter acquired, pursuant to the terms of the Security Documents to which such Subsidiary is a party.

                       7. REPRESENTATIONS AND WARRANTIES.
                          ------------------------------

     The Borrowers jointly and severally represent and warrant to the Lenders and the Administrative Agent as follows:

     7.1. Corporate Authority.
          -------------------

          7.1.1. Incorporation; Good Standing. Each Borrower and each of their
                 ----------------------------
     Subsidiaries (a) is a corporation (or similar business entity) duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation, (b) has all requisite corporate (or the equivalent company) power to own its property and conduct its business as now conducted and as presently contemplated, and (c) is in good standing as a foreign corporation (or similar business entity) and is duly authorized to do business in each jurisdiction where such qualification is necessary except where a failure to be so qualified would not have a Material Adverse Effect.

          7.1.2. Authorization. The execution, delivery and performance of this
                 -------------
     Credit Agreement and the other Loan Documents to which each Borrower or any of its Subsidiaries is or is to become a party and the transactions contemplated hereby and thereby (a) are within the corporate (or the equivalent company) authority of such Person, (b) have been duly authorized by all necessary corporate (or the equivalent company) proceedings, (c) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any Borrower or any of its Subsidiaries is subject or any judgment, order, writ, injunction, license or permit applicable to any Borrower or any of its Subsidiaries and (d) do not conflict with any provision of the Governing Documents of, or any agreement or other instrument binding upon, the Borrowers or any of their Subsidiaries.

          7.1.3. Enforceability. The execution and delivery of this Credit
                 --------------
     Agreement and the other Loan Documents to which any Borrower or any of its Subsidiaries is or is to become a party will result in valid and legally binding obligations of such Person enforceable against it in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

     7.2. Governmental Approvals. The execution, delivery and performance by any
          ----------------------
Borrower and any of its Subsidiaries of this Credit Agreement and the other Loan Documents to which any Borrower or any of its Subsidiaries is or is to become a party and the transactions contemplated hereby and thereby do not require the approval or consent of, or filing with, any governmental agency or authority other than those already obtained.

     7.3. Title to Properties; Leases. Except as indicated on Schedule 7.3
          ---------------------------                         -------- ---
hereto, the Borrowers and their Subsidiaries own all of the assets reflected in the consolidated balance sheet of the Borrowers and their Subsidiaries as at the Balance Sheet Date or acquired since that date (except property and assets sold or otherwise disposed of in the ordinary course of business since that date), subject to no Liens or other rights of others, except Permitted Liens.

     7.4. Financial Statements and Projections.
          ------------------------------------

          7.4.1. Fiscal Year. Each Borrower and each of their Subsidiaries has a
                 -----------
     fiscal year which is the twelve months ending on December 31 of each calendar year.

          7.4.2. Financial Statements. There has been furnished to each of the
                 --------------------
     Lenders a consolidated balance sheet of the Borrowers and their Subsidiaries as at the Balance Sheet Date, and a consolidated statement of income of the Borrower and its Subsidiaries for the fiscal year then ended, certified by Arthur Andersen LLP. Such balance sheet and statement of income have been prepared in accordance with GAAP and fairly present the financial condition of the Borrowers as at the close of business on the date thereof and the results of operations for the fiscal year then ended. There are no contingent liabilities of any of the Borrowers or any of their Subsidiaries as of such date involving material amounts, known to the officers of the Borrowers, which were not disclosed in such balance sheet and the notes related thereto.

          7.4.3. Projections. The projections of the annual operating budgets of
                 -----------
     the Borrowers and their Subsidiaries on a consolidated basis, balance sheets and cash flow statements for the 2002 to 2005 fiscal years, copies of which have been delivered to each Lender, disclose all assumptions made with respect to general economic, financial and market conditions used in formulating such projections. To the knowledge of the Borrowers or any of their Subsidiaries, no facts exist that (individually or in the aggregate) would result in any material change in any of such projections. The projections are based upon reasonable estimates and assumptions, have been prepared on the basis of the assumptions stated therein and reflect the reasonable estimates of the Borrowers and their Subsidiaries of the results of operations and other information projected therein.

     7.5. No Material Adverse Changes, etc. Since the Balance Sheet Date there
          --------------------------------
has been no event or occurrence which has had a Material Adverse Effect. Since the Balance Sheet Date, no Borrower has made any Restricted Payment.

     7.6. Franchises, Patents, Copyrights, etc. Each Borrower and each of their
          ------------------------------------
Subsidiaries possesses all franchises, patents, copyrights, trademarks, trade names, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of its business substantially as now conducted without known conflict with any rights of others.

     7.7. Litigation. Except as set forth in Schedule 7.7 hereto, there are no
          ----------                         -------- ---
actions, suits, proceedings or investigations of any kind pending or threatened against any Borrower or any of their Subsidiaries before any Governmental Authority, that, (a) if adversely determined, might, either in any case or in the aggregate, (i) have a Material Adverse Effect or (ii) materially impair the right of any Borrower and its Subsidiaries, considered as a whole, to carry on business substantially as now conducted by them, or result in any substantial liability not adequately covered by insurance, or for which adequate reserves are not maintained on the consolidated balance sheet of the Borrowers and their Subsidiaries, or (b) which question the validity of this Credit Agreement or any of the other Loan Documents, or any action taken or to be taken pursuant hereto or thereto.

     7.8. No Materially Adverse Contracts, etc. No Borrower nor any of their
          ------------------------------------
Subsidiaries is subject to any Governing Document or other legal restriction, or any judgment, decree, order, law, statute, rule or regulation that has or is expected in the future to have a Material Adverse Effect. No Borrower nor any of their Subsidiaries is a party to any contract or agreement that has or is expected, in the judgment of the Borrowers' officers, to have any Material Adverse Effect.

     7.9. Compliance with Other Instruments, Laws, etc. No Borrower nor any of
          --------------------------------------------
their Subsidiaries is in violation of any provision of its Governing Documents, or any agreement or instrument to which it may be subject or by which it or any of its properties may be bound or any decree, order, judgment, statute, license, rule or regulation, in any of the foregoing cases in a manner that could result in the imposition of substantial penalties or have a Material Adverse Effect.

     7.10. Tax Status. Each Borrower and each of their Subsidiaries (a) has made
           ----------
or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which any of them is subject, (b) has paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings and (c) has set aside on their books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and none of the officers of the Borrowers know of any basis for any such claim. The Borrowing Base Report most recently delivered to the Administrative Agent sets forth the amount of reserves established by the Borrowers and each of their Subsidiaries to cover the Borrowers' or such Subsidiary's sales or use tax obligations in each jurisdiction where the each of the Borrowers or such Subsidiaries are required to pay such taxes. Such reserves are adequate for the payment of all of such obligations.

     7.11. No Event of Default. No Default or Event of Default has occurred and
           -------------------
is continuing.

     7.12. Holding Company and Investment Company Acts. No Borrower nor any of
           -------------------------------------------
their Subsidiaries is a "holding company", or a "subsidiary company" of a
                         ------- -------         ---------- -------
"holding company", or an "affiliate" of a "holding company", as such terms are
 ------- -------          ---------        ------- -------
defined in the Public Utility Holding Company Act of 1935; nor is it an "investment company", or an "affiliated company" or a "principal underwriter" of
 ---------- -------          ---------- -------        --------- -----------
an "investment company", as such terms are defined in the Investment Company Act
    ---------- -------
of 1940.

     7.13. Absence of Financing Statements, etc. Except with respect to
           ------------------------------------
Permitted Liens, there is no financing statement, security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any filing records, registry or other public office, that purports to cover, affect or give notice of any present or possible future Lien on any assets or property of any Borrower or any of their Subsidiaries or any rights relating thereto.

     7.14. Perfection of Security Interest. Except as otherwise provided herein,
           -------------------------------
all filings, assignments, pledges and deposits of documents or instruments have been made and all other actions have been taken that are necessary or advisable, under applicable law, to establish and perfect the Administrative Agent's security interest in the Collateral. The Collateral and the Administrative Agent's rights with respect to the Collateral are not subject to any setoff, claims, withholdings or other defenses. A Borrower or a Subsidiary of a Borrower is the owner of the Collateral free from any Lien, except for Permitted Liens.

     7.15. Certain Transactions. Except as listed on Schedule 7.15 hereto, none
           --------------------                      -------- ----
of the officers, directors, or employees of any Borrower or any of their Subsidiaries is presently a party to any transaction with any Borrower or any of their Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Borrowers, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

     7.16. Employee Benefit Plans.
           ----------------------

          7.16.1. In General. Each Employee Benefit Plan and each Guaranteed
                  ----------
     Pension Plan has been maintained and operated in compliance in all material respects with the provisions of ERISA and all Applicable Pension Legislation and, to the extent applicable, the Code, including but not limited to the provisions thereunder respecting prohibited transactions and the bonding of fiduciaries and other persons handling plan funds as required by Section 412 of ERISA. Each Borrower has heretofore delivered to the Administrative Agent the most recently completed annual report, Form 5500, with all required attachments, and actuarial statement required to be submitted under Section 103(d) of ERISA, with respect to each Guaranteed Pension Plan.

          7.16.2. Terminability of Welfare Plans. No Employee Benefit Plan,
                  ------------------------------
     which is an employee welfare benefit plan within the meaning of Section 3(1) or Section 3(2)(B) of ERISA, provides benefit coverage subsequent to termination of employment, except as required by Title I, Part 6 of ERISA or the applicable state insurance laws. Each Borrower may terminate each such Plan at any time (or at any time subsequent to the expiration of any applicable bargaining agreement) in the discretion of each Borrower without liability to any Person other than for claims arising prior to termination.

          7.16.3. Guaranteed Pension Plans. Each contribution required to be
                  ------------------------
     made to a Guaranteed Pension Plan, whether required to be made to avoid the incurrence of an accumulated funding deficiency, the notice or lien provisions of Section 302(f) of ERISA, or otherwise, has been timely made. No waiver of an accumulated funding deficiency or extension of amortization periods has been received with respect to any Guaranteed Pension Plan, and no Borrower nor any ERISA Affiliate is obligated to or has posted security in connection with an amendment to a Guaranteed Pension Plan pursuant to
     Section 307 of ERISA or Section 401(a)(29) of the Code. No liability to the PBGC (other than required insurance premiums, all of which have been paid) has been incurred by any Borrower or any ERISA Affiliate with respect to any Guaranteed Pension Plan and there has not been any ERISA Reportable Event (other than an ERISA Reportable Event as to which the requirement of 30 days notice has been waived), or any other event or condition which presents a material risk of termination of any Guaranteed Pension Plan by the PBGC. Based on the latest valuation of each Guaranteed Pension Plan (which in each case occurred within twelve months of the date of this representation), and on the actuarial methods and assumptions employed for that valuation, the aggregate benefit liabilities of all such Guaranteed Pension Plans within the meaning of Section 4001 of ERISA did not exceed the aggregate value of the assets of all such Guaranteed Pension Plans, disregarding for this purpose the benefit liabilities and assets of any Guaranteed Pension Plan with assets in excess of benefit liabilities.

          7.16.4. Multiemployer Plans. No Borrower nor any ERISA Affiliate has
                  -------------------
     incurred any material liability (including secondary liability) to any Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan under Section 4201 of ERISA or as a result of a sale of assets described in Section 4204 of ERISA. No Borrower nor any ERISA Affiliate has been notified that any Multiemployer Plan is in reorganization or insolvent under and within the meaning of Section 4241 or
     Section 4245 of ERISA or is at risk of entering reorganization or becoming insolvent, or that any Multiemployer Plan intends to terminate or has been terminated under Section 4041A of ERISA.

     7.17. Use of Proceeds.
           ---------------

          7.17.1. General. The proceeds of the Revolving Credit Loans shall be
                  -------
     used to refinance existing Indebtedness of the Borrowers and for ongoing working capital needs and general corporate purposes. The Borrowers will obtain Letters of Credit solely for general corporate purposes.

          7.17.2. Regulations U and X. No portion of any Revolving Credit Loan
                  -------------------
     is to be used, and no portion of any Letter of Credit is to be obtained, for the purpose of purchasing or carrying any "margin security" or "margin
                                                    ------ --------      ------
     stock" as such terms are used in Regulations U and X of the Board of
     -----
     Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

          7.17.3. Ineligible Securities. No portion of the proceeds of any
                  ---------------------
     Revolving Credit Loans is to be used, and no portion of any Letter of Credit is to be obtained, for the purpose of knowingly purchasing, or providing credit support for the purchase of, during the underwriting or placement period or within thirty (30) days thereafter, any Ineligible Securities underwritten or privately placed by a Financial Affiliate.

     7.18. Environmental Compliance.
           ------------------------

          (a) No Borrower nor any of their Subsidiaries or any operator of the Real Estate or any operations thereon is in violation, or alleged violation, of any judgment, decree, order, law, license, rule or regulation pertaining to environmental matters, including without limitation, those arising under the Resource Conservation and Recovery Act ("RCRA"), the
                                                                ----
     Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA"), the Superfund Amendments and Reauthorization
                       ------
     Act of 1986 ("SARA"), the Federal Clean Water Act, the Federal Clean Air
                   ----
     Act, the Toxic Substances Control Act, or any state, local or foreign law, statute, regulation, ordinance, order or decree relating to health, safety or the environment (hereinafter "Environmental Laws"), which violation
                                      ------------- ----
     would have a material adverse effect on the environment or a Material Adverse Effect;

          (b) No Borrower nor any of their Subsidiaries has received notice from any third party including, without limitation, any Governmental Authority,
     (i) that any one of them has been identified by the United States Environmental Protection Agency ("EPA") as a potentially responsible party
                                       ---
     under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B; (ii) that any hazardous waste, as defined by 42 U.S.C. Section 6903(5), any hazardous substances as defined by 42 U.S.C.
     Section 9601(14), any pollutant or contaminant as defined by 42 U.S.C.
     Section 9601(33) and any toxic
     substances, oil or hazardous materials or other chemicals or substances regulated by any Environmental Laws ("Hazardous Substances") which any one
                                           --------- ----------
     of them has generated, transported or disposed of has been found at any site at which a Governmental Authority has conducted or has ordered that any Borrower or any of its Subsidiaries conduct a remedial investigation, removal or other response action pursuant to any Environmental Law; or
     (iii) that it is or shall be a named party to any claim, action, cause of action, complaint, or legal or administrative proceeding (in each case, contingent or otherwise) arising out of any third party's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Substances;

          (c) Except as set forth on Schedule 7.18 attached hereto: (i) no
                                     -------- ----
     portion of the Real Estate has been used for the handling, processing, storage or disposal of Hazardous Substances except in accordance with applicable Environmental Laws; and no underground tank or other underground storage receptacle for Hazardous Substances is located on any portion of the Real Estate; (ii) in the course of any activities conducted by any Borrower, its Subsidiaries or operators of its properties, no Hazardous Substances have been generated or are being used on the Real Estate except in accordance with applicable Environmental Laws; (iii) there have been no releases (i.e. any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping) or threatened releases of Hazardous Substances on, upon, into or from the properties of the Borrowers or their Subsidiaries, which releases would have a material adverse effect on the value of any of the Real Estate or adjacent properties or the environment; (iv) to the best of the Borrowers' knowledge, there have been no releases on, upon, from or into any real property in the vicinity of any of the Real Estate which, through soil or groundwater contamination, may have come to be located on, and which would have a material adverse effect on the value of, the Real Estate; and (v) in addition, any Hazardous Substances that have been generated on any of the Real Estate have been transported offsite only by carriers having an identification number issued by the EPA (or the equivalent thereof in any foreign jurisdiction), treated or disposed of only by treatment or disposal facilities maintaining valid permits as required under applicable Environmental Laws, which transporters and facilities have been and are, to the best of the Borrowers' knowledge, operating in compliance with such permits and applicable Environmental Laws; and

          (d) None of the Borrowers and their Subsidiaries or any of the other Real Estate is subject to any applicable Environmental Law requiring the performance of Hazardous Substances site assessments, or the removal or remediation of Hazardous Substances, or the giving of notice to any Governmental Authority or the recording or delivery to other Persons of an environmental disclosure document or statement by virtue of the transactions set forth herein and contemplated hereby, or as a condition to the recording of any mortgage or to the effectiveness of any other transactions contemplated hereby.

     7.19. Subsidiaries, etc. Except as set forth on Schedule 8.19 hereto, no
           -----------------                         -------- ----
Borrowers have any Subsidiaries and no Borrower or any Subsidiary of any Borrower is engaged in any joint venture or partnership with any other Person. The jurisdiction of incorporation/formation and principal place of business of each Subsidiary of each Borrower is listed on Schedule 7.19 hereto.
                                              -------- ----

     7.20. Bank Accounts. Schedule 7.20 sets forth the account numbers and
           -------------  -------- ----
location of all Local Accounts, Interim Concentration Accounts and other bank accounts of each Borrower and each of their Subsidiaries.

     7.21. Disclosure. None of this Credit Agreement or any of the other Loan
           ----------
Documents contains any untrue statement of a material fact or omits to state a material fact (known to any Borrower or any of their Subsidiaries in the case of any document or information not furnished by a Borrower or any of their Subsidiaries) necessary in order to make the statements herein or therein not misleading. There is no fact known to any Borrower or any of their Subsidiaries which has a Material Adverse Effect, or which is reasonably likely in the future to have a Material Adverse Effect, exclusive of effects resulting from changes in general economic conditions, legal standards or regulatory conditions.

                            8. AFFIRMATIVE COVENANTS.
                               ---------------------

     The Borrowers jointly and severally covenant and agree that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit or Revolving Credit Note is outstanding or any Lender has any obligation to make any Revolving Credit Loans or the Administrative Agent has any obligation to cause the Issuing Bank to issue, extend or renew any Letters of Credit:

     8.1. Punctual Payment. The Borrowers will duly and punctually pay or cause
          ----------------
to be paid the principal and interest on the Revolving Credit Loans, all Reimbursement Obligations, the Letter of Credit Fees, the

Commitment Fees, the Administrative Agent's fee and all other amounts provided for in this Credit Agreement and the other Loan Documents to which any Borrower or any of their Subsidiaries is a party, all in accordance with the terms of this Credit Agreement and such other Loan Documents.

     8.2. Maintenance of Office. Each Borrower will maintain its chief executive
          ---------------------
office in Chattanooga, Tennessee, or at such other place in the United States of America as such Borrower shall designate upon written notice to the Administrative Agent, where notices, presentations and demands to or upon such Borrower in respect of the Loan Documents to which such Borrower is a party may be given or made.

     8.3. Records and Accounts. Each Borrower will (a) keep, and cause each of
          --------------------
its Subsidiaries to keep, true and accurate records and books of account in which full, true and correct entries will be made in accordance with GAAP, (b) maintain adequate accounts and reserves for all taxes (including income taxes), depreciation, depletion, obsolescence and amortization of its properties and the properties of its Subsidiaries, contingencies, and other reserves, and (c) at all times engage independent certified public accountants reasonably satisfactory to the Administrative Agent (it being understood that any of the "Big 5" accounting firms shall be deemed satisfactory) as the independent certified public accountants of the Borrowers and their Subsidiaries and will not permit more than thirty (30) days to elapse between the cessation of such firm's (or any successor firm's) engagement as the independent certified public accountants of the Borrowers and their Subsidiaries and the appointment in such capacity of a successor firm as shall be satisfactory to the Administrative Agent.

     8.4. Financial Statements, Certificates and Information. The Borrowers will
          --------------------------------------------------
deliver to each of the Lenders:

          (a) as soon as practicable, but in any event not later than ninety
     (90) days after the end of each fiscal year of the Borrowers, the consolidated balance sheet of the Borrowers and their Subsidiaries and the consolidating balance sheet of the Borrowers and their Subsidiaries, each as at the end of such year, and the related consolidated statement of income and consolidated statement of cash flow and, upon the Administrative Agent's request, the consolidating statement of income and consolidating statement of cash flow for such year, each setting forth in comparative form the figures for the previous fiscal year and all such consolidated and consolidating statements to be in reasonable detail, prepared in accordance with GAAP, and certified, without qualification and without an expression of uncertainty as to the ability of each of the Borrowers or any of their

     Subsidiaries to continue as going concerns, by independent certified public accountants satisfactory to the Administrative Agent (it being understood that to the extent the Borrowers' Form 10-K filed with the Securities and Exchange Commission within such 90 day period contains all of the foregoing information, the Borrowers' providing a copy of such Form 10-K and any document incorporated therein by reference to the Lenders shall be sufficient), together with a written statement from such accountants to the effect that they have read a copy of this Credit Agreement, and that, in making the examination necessary to said certification, they have obtained no knowledge of any Default or Event of Default, or, if such accountants shall have obtained knowledge of any then existing Default or Event of Default they shall disclose in such statement any such Default or Event of Default; provided that such accountants' written statement need not certify
              --------
     as to the consolidating statement of income and consolidating statement of cash flow for such year and, further provided, that such accountants shall
                                  ------- --------
     not be liable to the Lenders for failure to obtain knowledge of any Default or Event of Default;

          (b) as soon as practicable, but in any event not later than forty-five
     (45) days after the end of each of the fiscal quarters of the Borrowers, copies of the unaudited consolidated balance sheet of the Borrowers and their Subsidiaries and, upon the Administrative Agent's request, the unaudited consolidating balance sheet of the Borrowers and their Subsidiaries, each as at the end of such quarter, and the related consolidated statement of income and consolidated statement of cash flow and, upon the Administrative Agent's request, consolidating statement of income and cash flow for the portion of the Borrowers' fiscal year then elapsed, and including a comparison to the projections of the annual operating budget of the Borrowers and their Subsidiaries delivered in accordance with Section 7.4.3 hereof all in reasonable detail and prepared in accordance with GAAP (it being understood that to the extent the Borrowers' Form 10-Q filed with the Securities and Exchange Commission within such 45 day period contains all of the foregoing information, the Borrowers' providing a copy of such Form 10-Q to the Lenders shall be sufficient), together with a certification by the principal financial or accounting officer of the Borrowers that the information contained in such financial statements fairly presents the financial position of the Borrowers and their Subsidiaries on the date thereof (subject to year-end adjustments);

          (c) as soon as practicable, but in any event within thirty (30) days after the end of each month in each fiscal year of the Borrowers, unaudited monthly consolidated financial statements of the Borrowers and their Subsidiaries and, upon the Administrative Agent's request, the unaudited monthly consolidating financial statements of the Borrowers and their Subsidiaries for such month, each prepared in accordance with GAAP, and including a comparison to the corresponding fiscal period in the prior fiscal year, together with a certification by the principal financial or accounting officer of the Borrowers that the information contained in such financial statements fairly presents the financial condition of the Borrowers and their Subsidiaries on the date thereof (subject to year-end adjustments);

          (d) simultaneously with the delivery of the financial statements referred to in subsections (a) and (b) above, a statement certified by the principal financial or accounting officer of the Borrowers in substantially the form of Exhibit D hereto (a "Compliance Certificate") and setting forth
                 ------- -            ---------- -----------
     in reasonable detail computations evidencing compliance with the covenants contained in Section 10 and (if applicable) reconciliations to reflect changes in GAAP since the Balance Sheet Date;

          (e) contemporaneously with the filing or mailing thereof, copies of all material of a financial nature filed with the Securities and Exchange Commission or sent to all stockholders of the Borrowers;

          (f) within three (3) Business Days after the end of each calendar week or at such other time as the Administrative Agent may reasonably request, a Borrowing Base Report setting forth the Borrowing Base as at the end of such calendar week or other date so requested by the Administrative Agent;

          (g) within fifteen (15) days after the end of each calendar month, an Accounts Receivable aging report;

          (h) as soon as practicable, but in any event not later than 45 days after request by the Administrative Agent made after determining in its discretion that an appraisal or reappraisal of the value of Borrowing Base Equipment of any Borrower or any Subsidiary of any Borrower is necessary to insure the accuracy of the Borrowing Base, an appraisal or reappraisal, as the case may be, of the value of such Borrowing Base Equipment, which appraisal or reappraisal shall be conducted at the expense of the Borrowers or such Subsidiary by an appraiser selected by the Administrative Agent in form and substance satisfactory to the Administrative Agent;

          (i) as soon as practicable, but in any event not later than December 1st of each calendar year, projections of the operating budgets of the Borrowers and their Subsidiaries on a consolidated basis for the succeeding calendar year, prepared on a quarterly basis; and

          (j) from time to time such other financial data and information (including accountants, management letters) as the Administrative Agent or any Lender may reasonably request.

     8.5. Notices.
          -------

          8.5.1. Defaults. Each Borrower will promptly notify the Administrative
                 --------
     Agent and each of the Lenders in writing of the occurrence of any Default or Event of Default, together with a reasonably detailed description thereof, and the actions the Borrowers propose to take with respect thereto. If any Person shall give any notice or take any other action in respect of a claimed default (whether or not constituting an Event of Default) under this Credit Agreement or any other note, evidence of indebtedness, indenture or other obligation to which or with respect to which any Borrower or any of their Subsidiaries is a party or obligor, whether as principal, guarantor, surety or otherwise, such Borrower shall forthwith give written notice thereof to the Administrative Agent and each of the Lenders, describing the notice or action and the nature of the claimed default.

          8.5.2. Environmental Events. Each Borrower will promptly give notice
                 --------------------
     to the Administrative Agent and each of the Lenders (a) of any violation of any Environmental Law that such Borrower or any of their Subsidiaries reports in writing or is reportable by such Person in writing (or for which any written report supplemental to any oral report is made) to any Governmental Authority and (b) upon becoming aware thereof, of any inquiry, proceeding, investigation, or other action, including a notice from any agency of potential environmental liability, of any Governmental Authority that could have a Material Adverse Effect.

          8.5.3. Notification of Claim against Collateral. Each Borrower will,
                 ----------------------------------------
     immediately upon becoming aware thereof, notify the Administrative Agent and each of the Lenders in writing of any setoff, claims, withholdings or other defenses to which any of the Collateral, or the Administrative Agent's rights with respect to the Collateral, are subject.

          8.5.4. Notice of Litigation and Judgments. Each Borrower will, and
                 ----------------------------------
     will cause each of its Subsidiaries to, give notice to the Administrative Agent and each of the Lenders in writing within fifteen (15) days of becoming aware of any litigation or proceedings threatened in writing or any pending litigation and proceedings affecting such Borrower or any of its Subsidiaries or to which the Borrower or any of its Subsidiaries is or becomes a party involving an uninsured claim against such Borrower or any of its Subsidiaries that could reasonably be expected to have a Material Adverse Effect and stating the nature and status of such litigation or proceedings. Each Borrower will, and will cause each of its Subsidiaries to, give notice to the Administrative Agent and each of the Lenders, in writing, in form and detail satisfactory to the Administrative Agent, within ten (10) days of any judgment not covered by insurance, final or otherwise, against such Borrower or any of its Subsidiaries in an amount in excess of $1,000,000.

     8.6. Legal Existence; Maintenance of Properties. Each Borrower will do or
          ------------------------------------------
cause to be done all things necessary to preserve and keep in full force and effect its legal existence, rights and franchises and those of its Subsidiaries and will not, and will not cause or permit any of its Subsidiaries to, convert to a limited liability company or a limited liability partnership. It (i) will cause all of its properties and those of its Subsidiaries used or useful in the conduct of its business or the business of its Subsidiaries to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment, (ii) will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of such Borrower may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times, and (iii) will, and will cause each of its Subsidiaries to, continue to engage primarily in the businesses now conducted by them and in related businesses; provided that
                                                                   --------
nothing in this Section 8.6 shall prevent any Borrower from discontinuing the operation and maintenance of any of its properties or any of those of its Subsidiaries if such discontinuance is, in the judgment of such Borrower, desirable in the conduct of its or their business and that do not in the aggregate have a Material Adverse Effect.

     8.7. Insurance. Each Borrower will, and will cause each of its Subsidiaries
          ---------
to, maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies and such self-insurance retention amounts as shall be in accordance with the general practices of businesses engaged in similar activities in similar geographic areas and in amounts, containing such terms, in such forms and for such periods as may be reasonable and prudent and in accordance with the terms of the Security Agreement.

     8.8. Taxes. Each Borrower will, and will cause each of its Subsidiaries to,
          -----
duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all taxes, assessments and other governmental charges imposed upon it and its Real Estate, sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies that if unpaid might by law become a Lien or charge upon any of its property; provided that any such tax, assessment, charge, levy or
                     --------
claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if such Borrower or such Subsidiary shall have set aside on its books adequate reserves with respect thereto; and provided further that each Borrower and each Subsidiary of such
             -------- -------
Borrower will pay all such taxes, assessments, charges, levies or claims forthwith upon the commencement of proceedings to foreclose any Lien that may have attached as security therefor.

     8.9. Inspection of Properties and Books, etc.
          ----------------------------------------

          8.9.1. General. Each Borrower shall permit the Lenders, through the
                 -------
     Administrative Agent or any of the Lenders' other designated representatives, to visit and inspect any of the properties of such Borrower or any of its Subsidiaries, to examine the books of account of such Borrower and its Subsidiaries (and to make copies thereof and extracts therefrom), and to discuss the affairs, finances and accounts of such Borrower and its Subsidiaries with, and to be advised as to the same by, its and their officers, and to conduct examinations and verifications (whether by internal commercial finance examiners or independent auditors) of such books of account, corporate, financial, operating and other records of such Borrower and its Subsidiaries (including with respect to taxes, payroll and all of the components included in the Borrowing Base), all at such reasonable times and intervals as the Administrative Agent or any Lender may reasonably request. The Administrative Agent may, at such Borrower's expense, participate in or observe any physical count of inventory included in the Collateral.

          8.9.2. Collateral Reports. No more frequently than three (3) times
                 ------------------
     during each calendar year, or more frequently as determined by the Administrative Agent if an Event of Default shall have occurred and be continuing, upon the request of the Administrative Agent, each

     Borrower will obtain and deliver to the Administrative Agent, or, if the Administrative Agent so elects, will cooperate with the Administrative Agent in the Administrative Agent's obtaining, a report of an independent collateral auditor satisfactory to the Administrative Agent (which may be affiliated with one of the Lenders) with respect to the Accounts Receivable included in the Borrowing Base, which report shall indicate whether or not the information set forth in the Borrowing Base Report most recently delivered is accurate and complete in all material respects based upon a review by such auditors of the Accounts Receivable (including verification with respect to the amount, aging, identity and credit of the respective account debtors and the billing practices of such Borrower or its applicable Subsidiary). All such collateral value reports shall be conducted and made at the expense of the Borrowers.

          8.9.3. Appraisals. No more frequently than once each calendar year, or
                 ----------
     more frequently as determined by the Administrative Agent if an Event of Default shall have occurred and be continuing, upon the request of the Administrative Agent, each Borrower will obtain and deliver to the Administrative Agent appraisal reports in form and substance and from appraisers satisfactory to the Administrative Agent, stating (a) the then current fair market, orderly liquidation and forced liquidation values of all or any portion of the Borrowing Base Equipment owned by such Borrower or any of its Subsidiaries and (b) the then current business value of such Borrower and its Subsidiaries. All such appraisals shall be conducted and made at the expense of the Borrowers.

          8.9.4. Communications with Accountants. Each Borrower authorizes the
                 -------------------------------
     Administrative Agent and, if accompanied by the Administrative Agent, the Lenders to communicate directly with such Borrower's independent certified public accountants and authorizes such accountants to disclose to the Administrative Agent and the Lenders any and all financial statements and other supporting financial documents and schedules including copies of any management letter with respect to the business, financial condition and other affairs of such Borrower or any of its Subsidiaries. At the request of the Administrative Agent, each Borrower shall deliver a letter addressed to such accountants instructing them to comply with the provisions of this
     Section 8.9.4.

     8.10. Compliance with Laws, Contracts, Licenses, and Permits. Each Borrower
           ------------------------------------------------------
will, and will cause each of its Subsidiaries to, comply with (a) the applicable laws and regulations wherever its business is conducted, including all Environmental Laws, (b) the provisions of its Governing Documents, (c) all agreements and instruments by which it or any of its properties may be bound and (d) all applicable decrees, orders, and judgments. If any authorization, consent, approval, permit or license from any officer, agency or instrumentality of any government shall become necessary or required in order that such Borrower or any of its Subsidiaries may fulfill any of its obligations hereunder or any of the other Loan Documents to which such Borrower or such Subsidiary is a party, such Borrower will, or (as the case may be) will cause such Subsidiary to, immediately take or cause to be taken all reasonable steps within the power of such Borrower or such Subsidiary to obtain such authorization, consent, approval, permit or license and furnish the Administrative Agent and the Lenders with evidence thereof.

     8.11. Employee Benefit Plans. Each Borrower will (a) promptly upon filing
           ----------------------
the same with the Department of Labor or Internal Revenue Service upon request of the Administrative Agent, furnish to the Administrative Agent a copy of the most recent actuarial statement required to be submitted under Section 103(d) of ERISA and Annual Report, Form 5500, with all required attachments, in respect of each Guaranteed Pension Plan, (b) promptly upon receipt or dispatch, furnish to the Administrative Agent any notice, report or demand sent or received in respect of a Guaranteed Pension Plan under Sections 302, 4041, 4042, 4043, 4063, 4065, 4066 and 4068 of ERISA, or in respect of a Multiemployer Plan, under Sections 4041A, 4202, 4219, 4242, or 4245 of ERISA.

     8.12. Use of Proceeds. The Borrowers will use the proceeds of the Revolving
           ---------------
Credit Loans and obtain Letters of Credit solely for the purposes set forth in
Section 7.17.1.

     8.13. Bank Accounts.
           -------------

          8.13.1. General. On or prior to the Closing Date, each Borrower will,
                  -------
     and will cause each of its Subsidiaries to, (a) establish a depository account (the "Fleet Concentration Account") under the control of the
                   ----- ------------- -------
     Administrative Agent for the benefit of the Lenders and the Administrative Agent, in the name of such Borrower, (b) cause all cash proceeds to be deposited only into local depository accounts ("Local Accounts") or
                                                     ----- --------
     concentration depository accounts ("Interim Concentration Accounts") with
                                         ------- ------------- --------
     financial institutions which have entered into agency account agreements and, if applicable, lock box agreements (collectively, "Agency Account
                                                             ------ -------
     Agreements") in form and substance satisfactory to the Administrative
     ----------
     Agent, or the Fleet Concentration Account, (c) direct all depository institutions with Local

     Accounts to cause all funds held in each such Local Account to be transferred no less frequently than once each day to, and only to, an Interim Concentration Account or the Fleet Concentration Account; provided,
                                                                       --------
     however, that with respect to all such Local Accounts which hold funds in
     -------
     an aggregate amount of less than $500,000, such Borrower may, and may cause each of its Subsidiaries to, direct such depository institutions with such Local Accounts to cause all funds held in such Local Accounts to be transferred to an Interim Concentration Account or the Fleet Concentration Account on a weekly basis as opposed to on a daily basis, and further provided that, as set forth in the Post Closing Agreement, all accounts other than Wachovia may be handled after the Closing Date, (d) direct all depository institutions with Interim Concentration Accounts to cause all funds of such Borrower and its Subsidiaries held in such Interim Concentration Accounts to be transferred daily to, and only to, the Fleet Concentration Account, and (e) at all times ensure that immediately upon such Borrower's or any of its Subsidiaries' receipt of any funds constituting or cash proceeds of any Collateral, all such amounts shall have been deposited in a Local Account, an Interim Concentration Account or the Fleet Concentration Account.

          8.13.2. Acknowledgment of Application. Each Borrower hereby agrees
                  -----------------------------
     that all amounts received by the Administrative Agent in the Fleet Concentration Account will be the sole and exclusive property of the Administrative Agent, for the accounts of the Lenders and the Administrative Agent, to be applied in accordance Section 2.11 or Section
     2.12 as applicable.

     8.14. Further Assurances. Each Borrower will, and will cause each of its
           ------------------
Subsidiaries to, cooperate with the Lenders and the Administrative Agent and execute such further instruments and documents as the Lenders or the Administrative Agent shall reasonably request to carry out to their satisfaction the transactions contemplated by this Credit Agreement and the other Loan Documents.

                         9. CERTAIN NEGATIVE COVENANTS.
                            --------------------------

     The Borrowers jointly and severally covenant and agree that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit or Revolving Credit Note is outstanding or any Lender has any obligation to make any Revolving Credit Loans or the Administrative Agent has any obligations to cause the Issuing Bank to issue, extend or renew any Letters of Credit:

     9.1. Restrictions on Indebtedness. No Borrower will, nor will it permit any
          ----------------------------
of its Subsidiaries to, create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness other than:

          (a) Indebtedness to the Lenders and the Administrative Agent arising under any of the Loan Documents;

          (b) endorsements for collection, deposit or negotiation and warranties of products or services, in each case incurred in the ordinary course of business;

          (c) (i) Indebtedness in respect of a mortgage financing or sale-leaseback transaction with respect to real property, fixtures, and personal property owned by the Borrowers and (ii) Indebtedness incurred in connection with the acquisition after the date hereof of any real or personal property by such Borrower or such Subsidiary or under any Capitalized Lease; provided that, in each case, (A) the aggregate amount of Indebtedness incurred in connection with such financing, sale-leaseback transaction or acquisition does not exceed the fair market value of the real estate, fixtures and personal property subject to such financing, sale-leaseback transaction or acquisition, (B) with respect to any such financing or transaction involving Real Estate, prior to such transaction, the Administrative Agent shall have received such access agreements and/or mortgagee waivers as shall be in form and substance satisfactory to the Administrative Agent, (C) no Default or Event of Default shall have occurred and be continuing, and (D) in connection with the incurrence of any such Indebtedness in excess of $10,000,000 pursuant to this Section 9.1(c), the Borrower shall deliver to the Administrative Agent a certificate demonstrating the Borrowers' pro forma compliance at the end of the current fiscal quarter with each of the financial covenants set forth in Section 10 herein after giving effect to the incurrence of such Indebtedness;

          (d) Indebtedness in respect of Interest Rate Agreements;

          (e) Indebtedness existing on the date hereof and listed and described on Schedule 9.1 hereto;
        -------- ---

          (f) Indebtedness of any Subsidiary of any Borrower existing on the date hereof to any Borrower;

          (g) Additional unsecured Indebtedness not otherwise covered by clauses
     (a) through (f) of this Section 9.1, provided that the aggregate outstanding principal amount of all such Indebtedness permitted under this clause (g) shall in no event exceed $5,000,000 at any one time;

          (h) letters of credit, surety bonds and other instruments or amounts deposited to secure such Borrower's and its Subsidiaries' obligations under their insurance programs relating to accident, cargo, physical damage, workers' compensation, health and other claims in an aggregate amount not to exceed $35,000,000; and

          (i) Indebtedness extending the maturity of, or renewing, refunding or refinancing, in whole or in part, Indebtedness incurred under clauses (c) through (h), inclusive, of this Section 9.1, provided that the terms of any such extension, renewal, refunding or refinancing of Indebtedness (and of any agreement or instrument entered into in connection therewith) including, without limitation, with respect to maturity date, amortization and subordination provisions, are no less favorable to the Borrowers and/or Administrative Agent and the Lenders than the terms of the Indebtedness as in effect prior to such action, and further provided that immediately before and immediately after giving effect to such extension, renewal, refunding or refinancing, no Event of Default shall have occurred and be continuing.

     9.2. Restrictions on Liens.
          ---------------------

          9.2.1. Permitted Liens. No Borrower will, nor will it permit any of
                 ---------------
its Subsidiaries to, (a) create or incur or suffer to be created or incurred or to exist any Lien upon any of its property or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom; (b) transfer any of such property or assets or the income or profits therefrom for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors; (c) acquire, or agree or have an option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangement; (d) suffer to exist for a period of more than thirty (30) days after the same shall have been incurred any Indebtedness or claim or demand against it that if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over its general creditors; or (e) sell, assign, pledge or otherwise transfer any "receivables" as defined in
                                                -----------
clause (g) of the definition of the term "Indebtedness," with or without
                                          ------------
recourse; provided that any Borrower or any of its Subsidiaries may create or
          --------
incur or suffer to be created or incurred or to exist:

          (i) Liens in favor of any Borrower on all or part of the assets of another Borrower or any Subsidiary securing Indebtedness owing by other Borrower or Subsidiary to such Borrower;

          (ii) Liens to secure taxes, assessments and other government charges in respect of obligations not overdue or Liens on properties to secure claims for labor, material or supplies in respect of obligations not overdue;

          (iii) deposits or pledges made in connection with, or to secure payment of, workmen's compensation, unemployment insurance, old age pensions or other social security obligations;

          (iv) Liens on properties in respect of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as execution is not levied thereunder or in respect of which such Borrower or such Subsidiary shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review;

          (v) Liens of carriers, warehousemen, mechanics and materialmen, and other like Liens on properties, in existence less than

     120 days from the date of creation thereof in respect of obligations not overdue;

          (vi) encumbrances on Real Estate consisting of easements, rights of way, zoning restrictions, restrictions on the use of real property and defects and irregularities in the title thereto, landlord's or lessor's liens and other minor Liens, provided that none of such Liens (A)
                                  --------
     interferes materially with the use of the property affected in the ordinary conduct of the business of any Borrower and their Subsidiaries, and (B) individually or in the aggregate have a Material Adverse Effect;

          (vii) Liens existing on the date hereof and listed on Schedule 9.2
                                                                -------- ---
     hereto;

          (viii) (i) liens on Real Estate and related fixtures which are subject to a Permitted Real Estate Financing permitted pursuant to Section 9.1(c) hereof and (ii) purchase money security interests in or purchase money mortgages on real or personal property acquired after the date hereof to secure purchase money Indebtedness of the type and amount permitted by
     Section 9.1(c), incurred in connection with the acquisition of such property, which security interests or mortgages cover only the real or personal property so acquired; and

          (ix) Liens in favor of the Administrative Agent for the benefit of the Lenders and the Administrative Agent under the Loan Documents and any Interest Rate Agreements.

               9.2.2. Restrictions on Negative Pledges and Upstream Limitations.
                      ---------------------------------------------------------
     No Borrower will, nor will it permit any of its Subsidiaries to (a) enter into or permit to exist any arrangement or agreement (excluding the Credit Agreement and the other Loan Documents) which directly or indirectly prohibits such Borrower or any of its Subsidiaries from creating, assuming or incurring any Lien upon its properties, revenues or assets or those of any of its Subsidiaries whether now owned or hereafter acquired, or (b) enter into any agreement, contract or arrangement (excluding the Credit Agreement and the other Loan Documents) restricting the ability of any Subsidiary of such Borrower to pay or make dividends or distributions in cash or kind to such Borrower, to make loans, advances or other payments of whatsoever nature to such Borrower, or to make transfers or distributions of all or any part of its assets to such Borrower; in each case other than
     (i) restrictions on specific assets which assets are the subject of purchase money security interests to the extent permitted under Section 9.2.1, and (ii) customary anti-assignment provisions contained in leases and licensing agreements entered into by such Borrower or such Subsidiary in the ordinary course of its business.

     9.3. Restrictions on Investments. No Borrower will, nor will it permit any
          ---------------------------
of its Subsidiaries to, make or permit to exist or to remain outstanding any Investment except Investments in:

          (a) marketable direct or guaranteed obligations of the United States of America that mature within one (1) year from the date of purchase by any Borrower;

          (b) demand deposits, certificates of deposit, bank acceptances and time deposits of United States banks having total assets in excess of $1,000,000,000;

          (c) securities commonly known as "commercial paper" issued by a
                                            ---------- -----
     corporation organized and existing under the laws of the United States of America or any state thereof that at the time of purchase have been rated and the ratings for which are not less than "P 1" if rated by Moody's, and not less than "A 1" if rated by S & P;

          (d) Investments existing on the date hereof and listed on Schedule 9.3
                                                                    ------------
     hereto;

          (e) Investments with respect to Indebtedness permitted by Section 9.1(f) so long as such entities remain Subsidiaries of the Borrowers;

          (f) Investments consisting of the Guaranty or Investments by any Borrower in Subsidiaries of any Borrower existing on the Closing Date;

          (g) Investments consisting of promissory notes received as proceeds of asset dispositions permitted by Section 9.5.2;

          (h) Investments consisting of loans and advances to employees for moving, entertainment, travel and other similar expenses in the ordinary course of business and to owner-operators in the ordinary course of business in an aggregate amount not to exceed $1,250,000 at any one time; and

          (i) other Investments in an aggregate amount not to exceed $300,000 at any one time;

provided, however, that, such Investments will be considered Investments
--------  -------
permitted by this Section 9.3 only if all actions have been taken to the satisfaction of the Administrative Agent to provide to the Administrative Agent, for the benefit of the Lenders and the Administrative Agent, a first priority perfected security interest in all of such Investments free of all Liens other than Permitted Liens.

     9.4. Restricted Payments. No Borrower will make any Restricted Payments.
          -------------------

     9.5. Merger, Consolidation and Disposition of Assets.
          -----------------------------------------------

          9.5.1. Mergers and Acquisitions. No Borrower will, nor will it permit
                 ------------------------
     any of its Subsidiaries to, become a party to any merger, amalgamation or consolidation, or agree to or effect any asset acquisition or stock acquisition (other than the acquisition of assets in the ordinary course of business consistent with past practices) except the merger or consolidation of one or more of the Subsidiaries of any Borrower with and into another Borrower, or the merger or consolidation of two or more Subsidiaries of any Borrower.

          9.5.2. Disposition of Assets. No Borrower will, nor will it permit any
                 ---------------------
     of its Subsidiaries to, become a party to or agree to or effect any disposition of assets, other than the sale of inventory, the licensing of intellectual property and the disposition of obsolete or unused assets, in each case in the ordinary course of business consistent with past practices.

     9.6. Sale and Leaseback. No Borrower will, nor will it permit any of its
          ------------------
Subsidiaries to, enter into any arrangement, directly or indirectly, whereby such Borrower or any Subsidiary of such Borrower shall sell or transfer any property owned by it in order then or thereafter to lease such property or lease other property that such Borrower or such Subsidiary intends to use for substantially the same purpose as the property being sold or transferred; provided, however, that the Borrowers may enter into such transactions so long
--------  -------
as (a) the aggregate amount of Indebtedness incurred in connection with such sale-leaseback transaction does not exceed the fair market value of the real estate, fixtures and personal property subject to such sale-leaseback transaction, (b) with respect to any such sale-leaseback transaction involving Real Estate, prior to such transaction, the Administrative Agent shall have received such access agreements and/or mortgagee waivers as shall be in form and substance satisfactory to the Administrative Agent, (c) no Default or Event of Default shall have occurred and be continuing, (d) the Borrower shall have deliver to the Administrative

Agent a certificate demonstrating the Borrowers' pro forma compliance at the end of the current fiscal quarter with each of the financial covenants set forth in
Section 10 herein after giving effect to such transaction, and (e) 100% of all proceeds of such transaction are, contemporaneously with the receipt thereof, used to reduce the outstanding principal amount of Revolving Credit Loans.

     9.7. Compliance with Environmental Laws. No Borrower will, nor will it
          ----------------------------------
permit any of its Subsidiaries to, (a) use any of the Real Estate or any portion thereof for the handling, processing, storage or disposal of Hazardous Substances, (b) cause or permit to be located on any of the Real Estate any underground tank or other underground storage receptacle for Hazardous Substances, (c) generate any Hazardous Substances on any of the Real Estate, (d) conduct any activity at any Real Estate or use any Real Estate in any manner so as to cause a release (i.e. releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping) or threatened release of Hazardous Substances on, upon or into the Real Estate or (e) otherwise conduct any activity at any Real Estate or use any Real Estate in any manner that would violate any Environmental Law or bring such Real Estate in violation of any Environmental Law.

     9.8. Employee Benefit Plans. No Borrower nor any ERISA Affiliate will:
          ----------------------

          (a) engage in any "prohibited transaction" within the meaning of
                             ---------- -----------
     Section 406 of ERISA or Section 4975 of the Code which could result in a material liability for any Borrower or any of its Subsidiaries; or

          (b) permit any Guaranteed Pension Plan to incur an "accumulated
                                                              -----------
     funding deficiency", as such term is defined in Section 302 of ERISA,
     ------- ----------
     whether or not such deficiency is or may be waived; or

          (c) fail to contribute to any Guaranteed Pension Plan to an extent which, or terminate any Guaranteed Pension Plan in a manner which, could result in the imposition of a lien or encumbrance on the assets of any Borrower or any of its Subsidiaries pursuant to Section 302(f) or Section 4068 of ERISA; or

          (d) amend any Guaranteed Pension Plan in circumstances requiring the posting of security pursuant to Section 307 of ERISA or Section 401(a)(29) of the Code;

          (e) permit or take any action which would result in the aggregate benefit liabilities (with the meaning of Section 4001 of ERISA) of all Guaranteed Pension Plans exceeding the value of the aggregate assets of such Plans, disregarding for this purpose the benefit liabilities and assets of any such Plan with assets in excess of benefit liabilities; or

          (f) permit or take any action which would contravene any Applicable Pension Legislation.

     9.9. Business Activities. No Borrower will, nor will it permit any of its
          -------------------
Subsidiaries to, engage directly or indirectly (whether through Subsidiaries or otherwise) in any type of business other than the businesses conducted by them on the Closing Date and in related businesses.

     9.10. Fiscal Year. No Borrower will, nor will it permit any of it
           -----------
Subsidiaries to, change the date of the end of its fiscal year from that set forth in Section 7.4.1.

     9.11. Transactions with Affiliates. No Borrower will, nor will it permit
           ----------------------------
any of its Subsidiaries to, engage in any transaction with any Affiliate (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such Affiliate or, to the knowledge of any Borrower, any corporation, partnership, trust or other entity in which any such Affiliate has a substantial interest or is an officer, director, trustee or partner, on terms more favorable to such Person than would have been obtainable on an arm's-length basis in the ordinary course of business.

     9.12. Bank Accounts. No Borrower will, nor will it permit any of its
           -------------
Subsidiaries to, (a) establish any bank accounts other than those accounts Local Accounts, Interim Concentration Accounts and other accounts, all listed on
Schedule 7.20, without the Administrative Agent's prior written consent;
-------- ----
provided, however, that any Borrower may establish routine payroll, petty cash,
--------  -------
and similar accounts for satellite terminals in an aggregate principal amount not to exceed $500,000 at any one time, (b) violate directly or indirectly any agency account agreement or other bank agency or lock box agreement in favor of the Administrative Agent for the benefit of the Lenders and the Administrative Agent with respect to such account, or (c) deposit into any of the payroll accounts listed on Schedule 7.20 any amounts in excess of amounts necessary to
                   -------- ----
pay current payroll obligations from such accounts.

                            10. FINANCIAL COVENANTS.
                                -------------------

     The Borrowers jointly and severally covenant and agree that, so long as any Revolving Credit Loan, Unpaid Reimbursement Obligation, Letter of Credit or Revolving Credit Note is outstanding or any Lender has any obligation to make any Revolving Credit Loans or the Administrative Agent has any obligation to cause the Issuing Bank to issue any Letters of Credit:

     10.1. Fixed Charge Coverage Ratio. The Borrowers will not permit the Fixed
           ---------------------------
Charge Coverage Ratio as determined for any Reference Period, to be less than
1.00 to 1.00 at any time; provided, however, that for a period of up to four (4)
                          --------  -------
consecutive fiscal quarters, the Borrowers may request that such ratio be reduced to 0.75 to 1.00, provided that (i) Availability (determined without giving effect to the Designated Reserve) shall not at any time during such requested period be less than $20,000,000 and (ii) the Fixed Charge Coverage Ratio would not be less than 1.00 to 1.00 if non-financed Capital Expenditures for Motor Vehicle Equipment for such period were not deducted from the calculation of Fixed Charge Coverage Ratio.

     10.2. Consolidated Tangible Net Worth. The Borrowers will not permit
           --------------------------------
Consolidated Tangible Net Worth to be less than the sum of $60,000,000 plus, on a cumulative basis, fifty percent (50%) of positive Consolidated Net Income for each fiscal year ending subsequent to the Closing Date.

     10.3. Capital Expenditures. The Borrowers will not make, or permit any
           --------------------
Subsidiary of any Borrower to make, Capital Expenditures that exceed, in the aggregate, (a) for fiscal years 2002 and 2003, $40,000,000 and (b) for each fiscal year thereafter, $45,000,000.

     10.4. Leverage Ratio. The Borrowers will not permit the Leverage Ratio,
           --------------
determined as of the end of any fiscal quarter during any period described in the table set forth below to exceed the ratio set forth opposite such period in such table:

                Period                                          Ratio
                ------                                          -----
Closing Date through September 29, 2002                       5.00:1.00
September 30, 2002 through September 29, 2003                 4.50:1.00
September 30, 2003 and thereafter                             4.00:1.00

                             11. CLOSING CONDITIONS.
                                 ------------------

     The obligations of the Lenders to make the initial Revolving Credit Loans and of the Administrative Agent to cause the Issuing Bank to issue any initial Letters of Credit shall be subject to the satisfaction of the following conditions precedent; provided, however, that any items identified as
                                --------  -------
post-closing obligations in the Post-Closing Agreement shall be satisfied by the dates referenced therein and shall not be subject to satisfaction hereunder:

     11.1. Loan Documents, etc.
           --------------------

          11.1.1. Loan Documents. Each of the Loan Documents shall have been
                  --------------
     duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to each of the Lenders. Each Lender shall have received a fully executed copy of each such document.

          11.1.2. Cooperation Agreements. The Administrative Agent and each of
                  ----------------------
     the Revenue Equipment Lenders shall have entered into separate Cooperation Agreements, which shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to each of the Lenders. Each Lender shall have received a fully executed copy of such document.

     11.2. Certified Copies of Governing Documents. The Administrative Agent
           ---------------------------------------
shall have received from each Borrower and each of its Subsidiaries a copy, certified by a duly authorized officer of such Person to be true and complete on the Closing Date, of each of its Governing Documents as in effect on such date of certification.

     11.3. Corporate or Other Action. All corporate (or other) action necessary
           -------------------------
for the valid execution, delivery and performance by each Borrower and each of its Subsidiaries of this Credit Agreement and the other Loan Documents to which it is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Administrative Agent shall have been provided to the Administrative Agent.

     11.4. Incumbency Certificate. The Administrative Agent shall have received
           ----------------------
from each Borrower and each of its Subsidiaries an incumbency certificate, dated as of the Closing Date, signed by a duly authorized officer of each Borrower or such Subsidiary, and giving the name and bearing a specimen signature of each individual who shall be authorized: (a) to sign, in the name and on behalf of such Borrower and of such Subsidiary, each of the Loan Documents to which such Borrower or such Subsidiary is or is to become a party; (b) in the case of any Borrower, to make Loan Requests and

Conversion Requests and to apply for Letters of Credit; and (c) to give notices and to take other action on its behalf under the Loan Documents.

     11.5. Excess Availability. The Administrative Agent shall have determined
           -------------------
that on the Closing Date, after giving effect to all Loans to be made and Letters of Credit to be issued on the Closing Date, that Availability shall not be less than $20,000,000.

     11.6. Validity of Liens. The Security Documents shall be effective to
           -----------------
create in favor of the Administrative Agent a legal, valid and enforceable first (except for Permitted Liens entitled to priority under applicable law) security interest in and Lien upon the Collateral. All filings, recordings, deliveries of instruments and other actions necessary or desirable in the opinion of the Administrative Agent to protect and preserve such security interests shall have been duly effected. The Administrative Agent shall have received evidence thereof in form and substance satisfactory to the Administrative Agent. It is expressly agreed that no Motor Vehicle Equipment shall constitute Borrowing Base Equipment unless and to the extent that the Administrative Agent shall have received evidence satisfactory to it that all steps necessary to cause the Administrative Agent's lien on the certificates of title relating to such Motor Vehicle Equipment have been taken.

     11.7. Perfection Certificates and UCC Search Results. The Administrative
           ----------------------------------------------
Agent shall have received from each Borrower and each of its Subsidiaries a completed and fully executed Perfection Certificate and the results of UCC searches (and the equivalent thereof in all applicable foreign jurisdictions) with respect to the Collateral, indicating no Liens other than Permitted Liens and otherwise in form and substance satisfactory to the Administrative Agent.

     11.8. Certificates of Insurance. The Administrative Agent shall have
           -------------------------
received (a) a certificate of insurance from an independent insurance broker dated as of the Closing Date, identifying insurers, types of insurance, insurance limits, and policy terms, and otherwise describing the insurance obtained in accordance with the provisions of the Security Agreement and (b) certified copies of all policies evidencing such insurance (or certificates therefor signed by the insurer or an agent authorized to bind the insurer).

     11.9. Initial Borrowing Base Report. The Administrative Agent shall have
           -----------------------------
received from the Borrowers the initial Borrowing Base Report dated as of the Closing Date.

     11.10. Accounts Receivable Aging Report. The Administrative Agent shall
            --------------------------------
have received from the Borrowers the most recent Accounts

Receivable aging report of the Borrowers and their Subsidiaries dated as of a date which shall be no more than fifteen (15) days prior to the Closing Date and the Borrowers shall have notified the Administrative Agent in writing on the Closing Date of any material deviation from the Accounts Receivable values reflected in such Accounts Receivable aging report and shall have provided the Administrative Agent with such supplementary documentation as the Administrative Agent may reasonably request.

     11.11. Solvency Certificate. The Administrative Agent shall have received
            --------------------
an officer's certificate of the Borrowers dated as of the Closing Date as to the solvency of the Borrowers and their Subsidiaries following the consummation of the transactions contemplated herein and in form and substance satisfactory to the Administrative Agent.

     11.12. Opinion of Counsel. The Administrative Agent shall have received a
            ------------------
favorable legal opinion addressed to the Lenders and the Administrative Agent, dated as of the Closing Date, in form and substance satisfactory to the Lenders and the Administrative Agent, from:

          (a) Scudder Law Firm, P.C., L.L.O., counsel to the Borrowers and their Subsidiaries;

          (b) Jones Vargas, local counsel to the Borrowers and their Subsidiaries as applicable;

          (c) Sutherland Asbill and Brennan LLP, local counsel to the Borrowers and their Subsidiaries as applicable;

     11.13. Satisfactory Completion of Due Diligence; Etc.
            ---------------------------------------------

          11.13.1. Due Diligence. The Administrative Agent shall have completed
                   -------------
     and be satisfied in all respects with its due diligence investigation of the Borrowers and their Subsidiaries, including, without limitation, the Administrative Agent's review and satisfaction with (i) all management industry customer and supplier checkings, (ii) all accounting due diligence and (iii) all materials prepared by or for the Borrowers. The Administrative Agent shall be satisfied that the written materials furnished to the Administrative Agent and the Arranger for their review do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading.

          11.13.2. Appraisals. The Administrative Agent shall have received
                   ----------
     appraisals of the value of Borrowing Base Equipment of the Borrowers or any Subsidiary from commercial finance examiners satisfactory to the Administrative Agent, in form and substance satisfactory to the Administrative Agent, which appraisals shall be conducted at the expense of the Borrowers or such Subsidiary.

     11.14. No Material Adverse Change. The Administrative Agent shall be
            --------------------------
satisfied that there shall have occurred no material adverse change in the business, operations, assets, properties or condition of any Borrower or any their Subsidiaries since the Balance Sheet Date.

     11.15. No Litigation. No litigation, inquiry, injunction or restraining
            -------------
order shall be pending, entered or threatened that, in the reasonable opinion of the Administrative Agent, could reasonably be expected to have a Material Adverse Effect on (i) the transactions contemplated hereby, (ii) the business, assets, liabilities (actual or contingent) operations, condition (financial or otherwise) or prospects of the Borrowers and their Subsidiaries, (iii) the ability of the Borrowers and their Subsidiaries to perform their obligations under the Loan Documents, (iv) the rights and remedies of the Administrative Agent and the Lenders under the Loan Documents, or (v) the perfection or priority of any security interests granted to the Administrative Agent under the Loan Documents.

     11.16. Capital Markets. The Administrative Agent shall be satisfied that a
            ---------------
clear market exists for the syndication of the financing contemplated hereby and that there shall have occurred no material adverse change in the syndication or capital markets or the regulations or policies affecting the Borrowers, their Subsidiaries, the Administrative Agent, the Arranger or the Lenders.

     11.17. Payment of Fees. The Borrowers shall have paid to the Lenders or the
            ---------------
Administrative Agent, as appropriate, the Fees pursuant to Sections 4.6, 5.1,
5.2 and all fees and expenses of the Administrative Agent's Special Counsel.

     11.18. Payoff Letter. The Administrative Agent shall have received a payoff
            -------------
letter from the Existing Lenders or their representative, indicating the amount of the loan obligations of the Borrowers to the Existing Lenders to be discharged on the Closing Date and an acknowledgment by the Existing Lenders that upon receipt of such funds they will forthwith execute and deliver to the Administrative Agent for filing all termination statements and take such other actions as may be necessary to discharge all mortgages, deeds of trust and security interests granted by the Borrowers or any of their Subsidiaries in favor of the Existing Lenders including, without limitation, all documentation necessary to effectuate the release of the Existing Lenders' lien with respect to all Borrowing Base Equipment.

     11.19. Agency Account Agreements. The Borrower shall have established the
            -------------------------
Fleet Concentration Account, and the Administrative Agent shall have received an Agency Account Agreement executed by each depository institution with a Local Account or an Interim Concentration Account.

                        12. CONDITIONS TO ALL BORROWINGS.
                            ----------------------------

     The obligations of the Lenders to make any Revolving Credit Loan, and of the Administrative Agent to cause the Issuing Bank to issue, extend or renew any Letter of Credit, in each case whether on or after the Closing Date, shall also be subject to the satisfaction of the following conditions precedent:

     12.1. Representations True; No Event of Default. Each of the
           -----------------------------------------
representations and warranties of each of the Borrowers and their Subsidiaries contained in this Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Credit Agreement shall be true as of the date as of which they were made and shall also be true at and as of the time of the making of such Loan or the issuance, extension or renewal of such Letter of Credit, with the same effect as if made at and as of that time (except to the extent of changes resulting from transactions contemplated or permitted by this Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date) and no Default or Event of Default shall have occurred and be continuing. The Administrative Agent shall have received a certificate of the Borrowers signed by an authorized officer of the Borrowers to such effect.

     12.2. No Legal Impediment. No change shall have occurred in any law or
           -------------------
regulations thereunder or interpretations thereof that in the reasonable opinion of any Lender would make it illegal for such Lender to make such Loan or to participate in the issuance, extension or renewal of such Letter of Credit or in the reasonable opinion of the Administrative Agent would make it illegal for the Administrative Agent or the Issuing Bank to issue, extend or renew such Letter of Credit.

     12.3. Proceedings and Documents. All proceedings in connection with the
           -------------------------
transactions contemplated by this Credit Agreement, the other Loan Documents and all other documents incident thereto shall be satisfactory in substance and in form to the Lenders and to the Administrative Agent and the Administrative Agent's Special Counsel, and the Lenders, the Administrative Agent and such counsel shall have received all information and such counterpart originals or certified or other copies of such documents as the Administrative Agent may reasonably request.

     12.4. Borrowing Base Report. The Administrative Agent shall have received
           ---------------------
the most recent Borrowing Base Report required to be delivered to the Administrative Agent in accordance with 8.4(f) and, if requested by the Administrative Agent, a Borrowing Base Report dated within five (5) days of the Drawdown Date of such Loan or of the date of issuance, extension or renewal of such Letter of Credit.

                    13. EVENTS OF DEFAULT; ACCELERATION; ETC.
                        ------------------------------------

     13.1. Events of Default and Acceleration. If any of the following events
           ----------------------------------
("Events of Default" or, if the giving of notice or the lapse of time or both is
  ------ -- -------
required, then, prior to such notice or lapse of time, "Defaults") shall occur:
                                                        --------

          (a) the Borrowers shall fail to pay any principal of the Revolving Credit Loans or any Reimbursement Obligation when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

          (b) the Borrowers or any of their Subsidiaries shall fail to pay any interest on the Revolving Credit Loans, any Fees, or other sums due hereunder or under any of the other Loan Documents, when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

          (c) the Borrowers shall fail to comply with any of their covenants contained in Sections 8, 9 or 10;

          (d) the Borrowers or any of their Subsidiaries shall fail to perform any term, covenant or agreement contained herein or in any of the other Loan Documents (other than those specified elsewhere in this Section 13.1) for fifteen (15) Business Days after written notice of such failure has been given to the Borrowers by the Administrative Agent;

          (e) any representation or warranty of any Borrower or any of their Subsidiaries in this Credit Agreement or any of the other Loan Documents or in any other document or instrument delivered pursuant to or in connection with this Credit Agreement shall prove to have been false in any material respect upon the date when made or deemed to have been made or repeated;

          (f) any Borrower or any of their Subsidiaries shall fail to pay at maturity, or within any applicable period of grace, any obligation for borrowed money or credit received or in respect of any Capitalized Leases, or fail to observe or perform any material term, covenant or agreement contained in any agreement by which it is bound, evidencing or securing borrowed money or credit received or in respect of any Capitalized Leases for such period of time as would permit (assuming the giving of appropriate notice if required) the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof, or any such holder or holders shall rescind or shall have a right to rescind the purchase of any such obligations in each case in an aggregate amount of greater than $500,000;

          (g) any Borrower or any of their Subsidiaries shall make an assignment for the benefit of creditors, or admit in writing its inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of any Borrower or any of their Subsidiaries or of any substantial part of the assets of any Borrower or any of their Subsidiaries or shall commence any case or other proceeding relating to any Borrower or any of their Subsidiaries under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or shall take any action to authorize or in furtherance of any of the foregoing, or if any such petition or application shall be filed or any such case or other proceeding shall be commenced against any Borrower or any of their Subsidiaries and any Borrower or any of their Subsidiaries shall indicate its approval thereof, consent thereto or acquiescence therein or such petition or application shall not have been dismissed within forty-five
     (45) days following the filing thereof;

          (h) a decree or order is entered appointing any such trustee, custodian, liquidator or receiver or adjudicating any Borrower or any of their Subsidiaries bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of any Borrower or any Subsidiary of the Borrower in an involuntary case under federal bankruptcy laws as now or hereafter constituted;

          (i) there shall remain in force, undischarged, unsatisfied and unstayed, for more than sixty days, whether or not consecutive, any final judgment against any Borrower or any of their Subsidiaries that, with other outstanding final judgments, undischarged, against any Borrower or any of their Subsidiaries exceeds in the aggregate $3,500,000;

          (j) if any of the Loan Documents shall be cancelled, terminated, revoked or rescinded or the Administrative Agent's security interests, mortgages or liens in a substantial portion of the Collateral shall cease to be perfected, or shall cease to have the priority contemplated by the Security Documents, in each case otherwise than in accordance with the terms thereof or with the express prior written agreement, consent or approval of the Lenders, or any action at law, suit or in equity or other legal proceeding to cancel, revoke or rescind any of the Loan Documents shall be commenced by or on behalf of any Borrower or any of their Subsidiaries party thereto or any of their respective stockholders, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable in accordance with the terms thereof;

          (k) any Borrower or any ERISA Affiliate incurs any liability to the PBGC or a Guaranteed Pension Plan pursuant to Title IV of ERISA in an aggregate amount exceeding $1,000,000, or any Borrower or any ERISA Affiliate is assessed withdrawal liability pursuant to Title IV of ERISA by a Multiemployer Plan requiring aggregate annual payments exceeding $1,000,000, or any of the following occurs with respect to a Guaranteed Pension Plan: (i) an ERISA Reportable Event, or a failure to make a required installment or other payment (within the meaning of Section 302(f)(1) of ERISA), provided that the Administrative Agent determines in
                          --------
     its reasonable discretion that such event (A) could be expected to result in liability of any Borrower or any of their Subsidiaries to the PBGC or such Guaranteed Pension Plan in an aggregate amount exceeding $1,000,000 and (B) could constitute grounds for the termination of such Guaranteed Pension Plan by the PBGC, for the appointment by the appropriate United States District Court of a trustee to administer such Guaranteed Pension Plan or for the imposition of a lien in favor of such Guaranteed Pension Plan; or (ii) the appointment by a United States District Court of a trustee to administer such Guaranteed Pension Plan; or (iii) the institution by the PBGC of proceedings to terminate such Guaranteed Pension Plan;

          (l) any Borrower or any of their Subsidiaries shall be enjoined, restrained or in any way prevented by the order of any Governmental Authority from conducting any material part of its business and such order shall continue in effect for more than thirty (30) days;

          (m) there shall occur any material damage to, or loss, theft or destruction of, any Collateral, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty, which in any such case causes, for more than fifteen
     (15) consecutive days, the cessation or substantial curtailment of revenue producing activities at any facility of any Borrower or any of their Subsidiaries if such event or circumstance is not covered by business interruption insurance and would have a Material Adverse Effect;

          (n) there shall occur the loss, suspension or revocation of, or failure to renew, any license or permit now held or hereafter acquired by any Borrower or any of their Subsidiaries if such loss, suspension, revocation or failure to renew would have a Material Adverse Effect;

          (o) any Borrower or any of their Subsidiaries shall be indicted for a state or federal crime, or any civil or criminal action shall otherwise have been brought against any Borrower or any of their Subsidiaries, a punishment for which in any such case could include the forfeiture of any assets of such Borrower or such Subsidiary included in the Borrowing Base or any assets of such Borrower or such Subsidiary not included in the Borrowing Base but having a fair market value in excess of $100,000; or

          (p) a Change of Control shall occur;

then, and in any such event, so long as the same may be continuing, the Administrative Agent may, and upon the request of the Required Lenders shall, by notice in writing to the Borrowers declare all amounts owing with respect to this Credit Agreement, the Revolving Credit Notes and the other Loan Documents and all Reimbursement Obligations to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrowers; provided that in the event of any Event of Default specified in
           --------
Sections 13.1(g), 13.1(h) or 13.1(j), all such amounts shall become immediately due and payable automatically and without any requirement of notice from the Administrative Agent or any Lender.

     13.2. Termination of Commitments. If any one or more of the Events of
           --------------------------
Default specified in Section 13.1(g), Section 13.1(h) or Section 13.1(j) shall occur, any unused portion of the credit hereunder shall forthwith terminate and each of the Lenders shall be relieved of all further obligations to make Revolving Credit Loans to the Borrowers and the Administrative Agent shall be relieved of all further obligations to cause the Issuing Bank to issue, extend or renew any Letters of Credit. If any other Event of Default shall have occurred and be continuing, the Administrative Agent may and, upon the request of the Required Lenders, shall, by notice to the Borrowers, terminate the unused portion of the credit hereunder, and upon such notice being given such unused portion of the credit hereunder shall terminate immediately and each of the Lenders shall be relieved of all further obligations to make Loans and the Administrative Agent shall be relieved of all further obligations to issue, extend or renew Letters of Credit. No termination of the credit hereunder shall relieve the Borrowers or any of their Subsidiaries of any of the Obligations.

     13.3. Remedies. In case any one or more of the Events of Default shall have
           --------
occurred and be continuing, and whether or not the Lenders shall have accelerated the maturity of the Revolving Credit Loans pursuant to Section 13.1, each Lender, if owed any amount with respect to the Revolving Credit Loans or the Reimbursement Obligations, may proceed to protect and enforce its rights by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Credit Agreement and the other Loan Documents or any instrument pursuant to which the Obligations to such Lender are evidenced, including as permitted by applicable law the obtaining of the ex parte appointment of a receiver, and, if such amount
                         -- -----
shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of such Lender. No remedy herein conferred upon any Lender or the Administrative Agent or the holder of any Revolving Credit Note or purchaser of any Letter of Credit Participation is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law.

     13.4. Distribution of Collateral Proceeds. In the event that, following the
           -----------------------------------
occurrence or during the continuance of any Default or Event of Default, the Administrative Agent or any Lender, as the case may be, receives any monies in connection with the enforcement of any the Security Documents, or otherwise with respect to the realization upon any of the Collateral, such monies shall be distributed for application as follows:

          (a) First, to the payment of, or (as the case may be) the reimbursement of the Administrative Agent for or in respect of all reasonable costs, expenses, disbursements and losses which shall have been incurred or sustained by the Administrative Agent in connection with the collection of such monies by the Administrative Agent, for the exercise, protection or enforcement by the Administrative Agent of all or any of the rights, remedies, powers and privileges of the Administrative Agent under this Credit Agreement or any of the other Loan Documents or in respect of the Collateral or in support of any provision of adequate indemnity to the Administrative Agent against any taxes or liens which by law shall have, or may have, priority over the rights of the Administrative Agent to such monies;

          (b) Second, to all other Obligations (except Obligations owing to any Lender in respect of Interest Rate Agreements) in such order or preference as the Required Lenders may determine; provided, however, that (i)
                                            --------  -------
     distributions shall be made (A) pari passu among Obligations with respect
                                     ---- -----
     to the Administrative Agent's Fee and all other Obligations and (B) with respect to each type of Obligation owing to the Lenders, such as interest, principal, fees and expenses, among the Lenders pro rata, and (ii) the
                                                     --- ----
     Administrative Agent may in its discretion make proper allowance to take into account any Obligations not then due and payable;

          (c) Third, to any Obligations owing to any Lender in respect of Interest Rate Agreements in such order or preference as the Required Lenders may determine; provided, however, that (i) with respect to each
                            --------  -------
     such Obligation owing to the Lenders, among the Lenders pro rata, and (ii)
                                                             --- ----
     the Administrative Agent may in its discretion make proper allowance to take into account any such Obligations not then due and payable;

          (d) Fourth, upon payment and satisfaction in full or other provisions for payment in full satisfactory to the Lenders and the Administrative Agent of all of the Obligations, to the payment of any obligations required to be paid pursuant to Section 9-608(a)(1)(C) or 9-615(a)(3) of the Uniform Commercial Code of the Commonwealth of Massachusetts; and

          (e) Fifth, the excess, if any, shall be returned to the Borrowers or to such other Persons as are entitled thereto.

                          14. THE ADMINISTRATIVE AGENT.
                              ------------------------

     14.1. Authorization.
           -------------

          (a) The Administrative Agent is authorized to take such action on behalf of each of the Lenders and to exercise all such powers as are hereunder and under any of the other Loan Documents and any related documents delegated to the Administrative Agent, together with such powers as are reasonably incident thereto, including the authority, without the necessity of any notice to or further consent of the Lenders, from time to time to take any action with respect to any Collateral or the Security Documents which may be necessary to perfect, maintain perfected or insure the priority of the security interest in and liens upon the Collateral granted pursuant to the Security Documents, provided that no duties or
                                                 --------
     responsibilities not expressly assumed herein or therein shall be implied to have been assumed by the Administrative Agent.

          (b) The relationship between the Administrative Agent and each of the Lenders is that of an independent contractor. The use of the term "Administrative Agent" is for convenience only and is used to describe, as
      --------------------
     a form of convention, the independent contractual relationship between the Administrative Agent and each of the Lenders. Nothing contained in this Credit Agreement nor the other Loan Documents shall be construed to create an agency, trust or other fiduciary relationship between the Administrative Agent and any of the Lenders.

          (c) As an independent contractor empowered by the Lenders to exercise certain rights and perform certain duties and responsibilities hereunder and under the other Loan Documents, the Administrative Agent is nevertheless a "representative" of the Lenders, as that term is defined in
                     --------------
     Article 1 of the Uniform Commercial Code, for purposes of actions for the benefit of the Lenders and the Administrative Agent with respect to all collateral security and guaranties contemplated by the Loan Documents. Such actions include the designation of the Administrative Agent as "secured
                                                                     -------
     party", "mortgagee" or the like on all financing statements and other
     -----    ---------
     documents and instruments, whether recorded or otherwise, relating to the attachment, perfection, priority or enforcement of any security interests, mortgages or deeds of trust in collateral security intended to secure the payment or performance of any of the Obligations, all for the benefit of the Lenders and the Administrative Agent.

     14.2. Employees and Administrative Agents. The Administrative Agent may
           -----------------------------------
exercise its powers and execute its duties by or through employees or agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this Credit Agreement and the other Loan Documents. The Administrative Agent may utilize the services of such Persons as the Administrative Agent in its sole discretion may reasonably determine, and all reasonable fees and expenses of any such Persons shall be paid by the Borrowers.

     14.3. No Liability. Neither the Administrative Agent nor any of its
           ------------
shareholders, directors, officers or employees nor any other Person assisting them in their duties nor any agent or employee thereof, shall be liable for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by it or them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that the Administrative Agent or such other Person, as the case may be, may be liable for losses due to its willful misconduct or gross negligence.

     14.4. No Representations.
           ------------------

          14.4.1. General. The Administrative Agent shall not be responsible for
                  -------
     the execution or validity or enforceability of this Credit Agreement, the Revolving Credit Notes, the Letters of Credit, any of the other Loan Documents or any instrument at any time constituting, or intended to constitute, collateral security for the Revolving Credit Notes, or for the value of any such collateral security or for the validity, enforceability or collectability of any such amounts owing with respect to the Revolving Credit Notes, or for any recitals or statements, warranties or representations made herein or in any of the other Loan Documents or in any certificate or instrument hereafter furnished to it by or on behalf of the Borrowers or any of their Subsidiaries, or be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein or in any instrument at any time constituting, or intended to constitute, collateral security for the Revolving Credit Notes or to inspect any of the properties, books or records of the Borrowers or any of their Subsidiaries. The Administrative Agent shall not be bound to ascertain whether any notice, consent, waiver or request delivered to it by the Borrowers or any holder of any of the Revolving Credit Notes shall have been duly authorized or is true, accurate and complete. The Administrative Agent has not made nor does it now make any representations or warranties, express or implied, nor does it assume any liability to the Lenders, with respect to the credit worthiness or financial conditions of the Borrowers or any of their Subsidiaries. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Credit Agreement.

          14.4.2. Closing Documentation, etc. For purposes of determining
                  --------------------------
     compliance with the conditions set forth in Section 11, each Lender that has executed this Credit Agreement shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document and matter either sent, or made available, by the Administrative Agent or the Arranger to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be to be consent to or approved by or acceptable or satisfactory to such Lender, unless an officer of the Administrative Agent or the Arranger active upon the Borrowers' account shall have received notice from such Lender prior to the Closing Date specifying such Lender's objection thereto and such objection shall not have been withdrawn by notice to the Administrative Agent or the Arranger to such effect on or prior to the Closing Date.

     14.5. Payments.
           --------

          14.5.1. Payments to Administrative Agent. A payment by the Borrowers
                  --------------------------------
     to the Administrative Agent hereunder or any of the other Loan Documents for the account of any Lender shall constitute a payment to such Lender. The Administrative Agent agrees promptly to distribute to each Lender such Lender's pro rata share of payments received by the Administrative Agent
              --- ----
     for the account of the Lenders except as otherwise expressly provided herein or in any of the other Loan Documents.

          14.5.2. Distribution by Administrative Agent. If in the opinion of the
                  ------------------------------------
     Administrative Agent the distribution of any amount received by it in such capacity hereunder, under the Revolving Credit Notes or under any of the other Loan Documents might involve it in liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Administrative Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Administrative Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

          14.5.3. Delinquent Lenders. Notwithstanding anything to the contrary
                  ------------------
     contained in this Credit Agreement or any of the other Loan Documents, any Lender that fails (a) to make available to the Administrative Agent its pro
                                                                             ---
     rata share of any Loan or to purchase any Letter of Credit Participation or
     ----
     (b) to comply with the provisions of Section 16.1 with respect to making dispositions and arrangements with the other Lenders, where such Lender's share of any payment received, whether by setoff or otherwise, is in excess of its pro rata share of such payments due and payable to all of the
            --- ----
     Lenders, in each case as, when and to the full extent required by the provisions of this Credit Agreement, shall be deemed delinquent (a "Delinquent Lender") and shall be deemed a Delinquent Lender until such
      ---------- ------
     time as such delinquency is satisfied. A Delinquent Lender shall be deemed to have assigned any and all payments due to it from the Borrowers, whether on account of outstanding Revolving Credit Loans, Unpaid Reimbursement Obligations, interest, fees or otherwise, to the remaining nondelinquent Lenders for application to, and reduction of, their respective pro rata
                                                                    --- ----
     shares of all outstanding Revolving Credit Loans and Unpaid Reimbursement Obligations. The Delinquent Lender hereby authorizes the Administrative Agent to distribute such payments to the nondelinquent Lenders in proportion to their respective pro rata shares of all outstanding Revolving
                                    --- ----
     Credit Loans and Unpaid Reimbursement Obligations. A Delinquent Lender shall be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned payments to all outstanding Revolving Credit Loans and Unpaid Reimbursement Obligations of the nondelinquent Lenders, the Lenders' respective pro rata shares of all outstanding
                                      --- ----
     Revolving Credit Loans and Unpaid Reimbursement Obligations have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency.

     14.6. Holders of Notes. The Administrative Agent may deem and treat the
           ----------------
payee of any Revolving Credit Note or the purchaser of any Letter of Credit Participation as the absolute owner or purchaser thereof for all purposes hereof until it shall have been furnished in writing with a different name by such payee or by a subsequent holder, assignee or transferee.

     14.7. Indemnity. The Lenders ratably agree hereby to indemnify and hold
           ---------
harmless the Administrative Agent and its affiliates from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (including any expenses for which the Administrative Agent or such affiliate has not been reimbursed by the Borrowers as required by Section 16.2), and liabilities of every nature and character arising out of or related to this Credit Agreement, the Revolving Credit Notes, or any of the other Loan Documents or the transactions contemplated or evidenced hereby or thereby, or the Administrative Agent's actions taken hereunder or thereunder, except to the extent that any of the same shall be directly caused by the Administrative Agent's willful misconduct or gross negligence.

     14.8. Administrative Agent as Lender. In its individual capacity, Fleet
           ------------------------------
shall have the same obligations and the same rights, powers and privileges in respect to its Commitment and the Revolving Credit Loans made by it, and as the holder of any of the Revolving Credit Notes and as the purchaser of any Letter of Credit Participations, as it would have were it not also the Administrative Agent.

     14.9. Resignation. The Administrative Agent may resign at any time by
           -----------
giving sixty (60) days prior written notice thereof to the Lenders and the Borrowers. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent. Unless a Default or Event of Default shall have occurred and be continuing, such successor Administrative Agent shall be reasonably acceptable to the Borrowers. If no successor Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent's giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a financial institution having a rating of not less than A or its equivalent by S&P. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation, the provisions of this Credit Agreement and the other Loan Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

     14.10. Notification of Defaults and Events of Default. Each Lender hereby
            ----------------------------------------------
agrees that, upon learning of the existence of a Default or an Event of Default, it shall promptly notify the Administrative Agent thereof. The Administrative Agent hereby agrees that upon receipt of any notice under this Section 14.10 it shall promptly notify the other Lenders of the existence of such Default or Event of Default.

     14.11. Duties in the Case of Enforcement. In case one of more Events of
            ---------------------------------
Default have occurred and shall be continuing, and whether or not acceleration of the Obligations shall have occurred, the Administrative Agent shall, if (a) so requested by the Required Lenders and (b) the Lenders have provided to the Administrative Agent such additional indemnities and assurances against expenses and liabilities as the Administrative Agent may reasonably request, proceed to enforce the provisions of the Security Documents authorizing the sale or other disposition of all or any part of the Collateral and exercise all or any such other legal and equitable and other rights or remedies as it may have in respect of such Collateral. The Required Lenders may direct the Administrative Agent in writing as to the method and the extent of any such sale or other disposition, the Lenders hereby agreeing to indemnify and hold the Administrative Agent, harmless from all liabilities incurred in respect of all actions taken or omitted in accordance with such directions, provided that the Administrative
                                            --------
Agent need not comply with any such direction to the extent that the Administrative Agent reasonably believes the Administrative Agent's compliance with such direction to be unlawful or commercially unreasonable in any applicable jurisdiction.

                        15. ASSIGNMENT AND PARTICIPATION.
                            ----------------------------

     15.1. Conditions to Assignment by Lenders.
           -----------------------------------

          15.1.1. General Conditions. Except as provided herein, each Lender may
                  ------------------
     assign to one or more commercial banks, other financial institutions or other Persons, all or a portion of its interests, rights and obligations under this Credit Agreement (including all or a portion of its Commitment Percentage and Commitment and the same portion of the Revolving Credit Loans at the time owing to it, the Revolving Credit Notes held by it and its participating interest in the risk relating to any Letters of Credit); provided that (a) each of the Administrative Agent and, unless a Default or
     --------
     Event of Default shall have occurred and be continuing, the Borrowers shall have given their prior written consent to such assignment, which consent, in the case of the Borrowers, will not be unreasonably withheld; except that the consent of the Borrowers or the Administrative Agent shall not be required in connection with any assignment by a Lender to (i) an existing Lender or (ii) a Lender Affiliate of such Lender, (b) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Lender's rights and obligations under this Credit Agreement, (c) each assignment (or, in the case of assignments by a

     Lender to its Lender Affiliates, the aggregate holdings of such Lender and its Lender Affiliates after giving effect to such assignments), shall be in a minimum amount of $2,500,000 (or such lesser amount as shall constitute the aggregate holdings of such Lender) and (d) the parties to such assignment shall execute and deliver to the Administrative Agent, for recording in the Register (as hereinafter defined), an Assignment and Acceptance, substantially in the form of Exhibit E hereto (an "Assignment
                                              ------- -             ----------
     and Acceptance"), together with any Notes subject to such assignment. Upon
     --- ----------
     such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof,
     (y) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder, and (z) the assigning Lender shall, to the extent provided in such assignment and upon payment to the Administrative Agent of the registration fee referred to in Section 15.3, be released from its obligations under this Credit Agreement.

     15.2. Certain Representations and Warranties; Limitations; Covenants. By
           --------------------------------------------------------------
executing and delivering an Assignment and Acceptance, the parties to the assignment thereunder confirm to and agree with each other and the other parties hereto as follows:

          (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, the assigning Lender makes no representation or warranty, express or implied, and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or the attachment, perfection or priority of any security interest or mortgage,

          (b) the assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers and their Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by the Borrowers and their Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations of any of their obligations under this Credit Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto;

          (c) such assignee confirms that it has received a copy of this Credit Agreement, together with copies of the most recent financial statements referred to in Section 7.4 and Section 8.4 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;

          (d) such assignee will, independently and without reliance upon the assigning Lender, the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Credit Agreement;

          (e) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto;

          (f) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Credit Agreement are required to be performed by it as a Lender;

          (g) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance; and

          (h) such assignee acknowledges that it has made arrangements with the assigning Lender satisfactory to such assignee with respect to its pro rata
                                                                        --- ----
     share of Letter of Credit Fees in respect of outstanding Letters of Credit.

     15.3. Register. The Administrative Agent shall maintain a copy of each
           --------
Assignment and Acceptance delivered to it and a register or similar list (the "Register") for the recordation of the names and addresses of the Lenders and
 --------
the Commitment Percentage of, and principal amount of the Revolving Credit Loans owing to and Letter of Credit Participations purchased by, the Lenders from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrowers, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Credit Agreement. The Register shall be available for inspection by the Borrowers and the

Lenders at any reasonable time and from time to time upon reasonable prior notice. Upon each such recordation, the assigning Lender agrees to pay to the Administrative Agent a registration fee in the sum of $3,500.

     15.4. New Notes. Upon its receipt of an Assignment and Acceptance executed
           ---------
by the parties to such assignment, together with each Revolving Credit Note subject to such assignment, the Administrative Agent shall (a) record the information contained therein in the Register, and (b) give prompt notice thereof to the Borrowers and the Lenders (other than the assigning Lender). Within five (5) Business Days after receipt of such notice, each of the Borrowers, at its own expense, shall execute and deliver to the Administrative Agent, in exchange for each surrendered Revolving Credit Note, a new Revolving Credit Note to the order of such Assignee in an amount equal to the amount assumed by such Assignee pursuant to such Assignment and Acceptance and, if the assigning Lender has retained some portion of its obligations hereunder, a new Revolving Credit Note to the order of the assigning Lender in an amount equal to the amount retained by it hereunder. Such new Revolving Credit Notes shall provide that they are replacements for the surrendered Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Revolving Credit Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of the assigned Revolving Credit Notes. To the extent requested by an Assignee, the Borrowers shall, within five (5) days of issuance of any new Revolving Credit Notes pursuant to this Section 15.4, deliver an opinion of counsel, addressed to the Lenders and the Administrative Agent, relating to the due authorization, execution and delivery of such new Revolving Credit Notes and the legality, validity and binding effect thereof, in form and substance satisfactory to the Lenders. The surrendered Revolving Credit Notes shall be cancelled and returned to the Borrowers.

     15.5. Participations. Each Lender may sell participations to one or more
           --------------
Lenders or other entities in all or a portion of such Lender's rights and obligations under this Credit Agreement and the other Loan Documents; provided
                                                                      --------
that (a) each such participation shall be in an amount of not less than $2,500,000, (b) any such sale or participation shall not affect the rights and duties of the selling Lender hereunder to the Borrowers and (c) the only rights granted to the participant pursuant to such participation arrangements with respect to waivers, amendments or modifications of the Loan Documents shall be the rights to approve waivers, amendments or modifications that would reduce the principal of or the interest rate on any Loans, extend the term or increase the amount of the Commitment of such Lender as it relates to such participant, reduce the amount of any Commitment Fee or Letter of Credit Fees to which such participant is entitled or extend any regularly scheduled payment date for principal or interest.

     15.6. Assignee or Participant Affiliated with the Borrowers. If any
           -----------------------------------------------------
assignee Lender is an Affiliate of any Borrower, then any such assignee Lender shall have no right to vote as a Lender hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or other modifications to any of the Loan Documents or for purposes of making requests to the Administrative Agent pursuant to Section
13.1 or Section 13.2, and the determination of the Required Lenders shall for all purposes of this Credit Agreement and the other Loan Documents be made without regard to such assignee Lender's interest in any of the Revolving Credit Loans or Reimbursement Obligations. If any Lender sells a participating interest in any of the Revolving Credit Loans or Reimbursement Obligations to a participant, and such participant is a Borrower or an Affiliate of a Borrower, then such transferor Lender shall promptly notify the Administrative Agent of the sale of such participation. A transferor Lender shall have no right to vote as a Lender hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or modifications to any of the Loan Documents or for purposes of making requests to the Administrative Agent pursuant to Section 13.1 or Section 13.2 to the extent that such participation is beneficially owned by a Borrower or any Affiliate of a Borrower, and the determination of the Required Lenders shall for all purposes of this Credit Agreement and the other Loan Documents be made without regard to the interest of such transferor Lender in the Revolving Credit Loans or Reimbursement Obligations to the extent of such participation.

     15.7. Miscellaneous Assignment Provisions. Any assigning Lender shall
           -----------------------------------
retain its rights to be indemnified pursuant to Section 16.3 with respect to any claims or actions arising prior to the date of such assignment. If any Reference Lender transfers all of its interest, rights and obligations under this Credit Agreement, the Administrative Agent shall, in consultation with the Borrowers and with the consent of the Borrowers and the Required Lenders, appoint another Lender to act as a Reference Lender hereunder. Anything contained in this
Section 15 to the contrary notwithstanding, any Lender may at any time pledge or assign a security interest in all or any portion of its interest and rights under this Credit Agreement (including all or any portion of its Revolving Credit Notes) to secure obligations of such Lender, including any pledge or assignment to secure obligations to (a) any of the twelve Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341 and
(b) with respect to any Lender that is a fund that invests in bank loans, to any lender or any trustee for, or any other representative of, holders of obligations owed or securities issued by such fund as security for such obligations or securities or any institutional custodian for such fund or for such lender. Any foreclosure or similar action by any Person in respect of such pledge or assignment shall be subject to the other provisions of this
Section 15. No such pledge or the enforcement thereof shall release the pledgor Lender from its obligations hereunder or under any of the other Loan Documents, provide any voting rights hereunder to the pledgee thereof, or affect any rights or obligations of the Borrowers or Administrative Agent hereunder.

     15.8. Assignment by a Borrower. No Borrower shall assign or transfer any of
           ------------------------
its rights or obligations under any of the Loan Documents without the prior written consent of each of the Lenders.

                     16. PROVISIONS OF GENERAL APPLICATIONS.
                         ----------------------------------

     16.1. Setoff. Each Borrower hereby grants to the Administrative Agent and
           ------
each of the Lenders a continuing lien, security interest and right of setoff as security for all liabilities and obligations to the Administrative Agent and each Lender, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property (other than funds or other property held in trust or as collateral for an obligation of the Borrowers or their Subsidiaries to a third party pursuant to a written agreement whereby the Administrative Agent or any Lender has acknowledged and consented to such arrangement), now or hereafter in the possession, custody, safekeeping or control of the Administrative Agent or such Lender or any Lender Affiliate and their successors and assigns or in transit to any of them. Regardless of the adequacy of any collateral, if any of the Obligations are due and payable and have not been paid or any Event of Default shall have occurred, any deposits or other sums credited by or due from any of the Lenders to any Borrower and any securities or other property of any Borrower in the possession of such Lender may be applied to or set off by such Lender against the payment of Obligations and any and all other liabilities, direct, or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of any Borrower to such Lender. ANY AND ALL RIGHTS TO REQUIRE ANY LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF ANY BORROWER ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED. Each of the Lenders agree with each other Lender that (a) if an amount to be set off is to be applied to Indebtedness of the Borrowers to such Lender, other than Indebtedness evidenced by the Revolving Credit Notes held by such Lender or constituting Reimbursement Obligations owed to such

Lender, such amount shall be applied ratably to such other Indebtedness and to the Indebtedness evidenced by all such Notes held by such Lender or constituting Reimbursement Obligations owed to such Lender, and (b) if such Lender shall receive from the Borrowers, whether by voluntary payment, exercise of the right of setoff, counterclaim, cross action, enforcement of the claim evidenced by the Revolving Credit Notes held by, or constituting Reimbursement Obligations owed to, such Lender by proceedings against the Borrowers at law or in equity or by proof thereof in bankruptcy, reorganization, liquidation, receivership or similar proceedings, or otherwise, and shall retain and apply to the payment of the Revolving Credit Note or Revolving Credit Notes held by, or Reimbursement Obligations owed to, such Lender any amount in excess of its ratable portion of the payments received by all of the Lenders with respect to the Revolving Credit Notes held by, and Reimbursement Obligations owed to, all of the Lenders, such Lender will make such disposition and arrangements with the other Lenders with respect to such excess, either by way of distribution, pro tanto assignment of
                                                       --- -----
claims, subrogation or otherwise as shall result in each Lender receiving in respect of the Revolving Credit Notes held by it or Reimbursement Obligations owed it, its proportionate payment as contemplated by this Credit Agreement; provided that if all or any part of such excess payment is thereafter recovered
--------
from such Lender, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest.

     16.2. Expenses. The Borrowers jointly and severally agree to pay (a) the
           --------
reasonable costs of producing and reproducing this Credit Agreement, the other Loan Documents and the other agreements and instruments mentioned herein, (b) any taxes (including any interest and penalties in respect thereto) payable by the Administrative Agent, the Issuing Bank or any of the Lenders (other than taxes based upon the Administrative Agent's, the Issuing Bank's or any Lender's net income) on or with respect to the transactions contemplated by this Credit Agreement including, without limitation, all personal property or Indebtedness recording taxes (the Borrowers hereby agreeing to indemnify the Administrative Agent, the Issuing Bank and each Lender with respect thereto), (c) the reasonable fees, expenses and disbursements of the Administrative Agent's Special Counsel or any local counsel to the Administrative Agent incurred in connection with the preparation, syndication, administration or interpretation of the Loan Documents and other instruments mentioned herein, each closing hereunder, any amendments, modifications, approvals, consents or waivers hereto or hereunder, or the cancellation of any Loan Document upon payment in full in cash of all of the Obligations or pursuant to any terms of such Loan Document for providing for such cancellation, (d) the fees, expenses and disbursements of the Administrative Agent or any of its affiliates incurred by the Administrative Agent or such affiliate in connection with the preparation, syndication, administration or interpretation of the Loan Documents and other instruments mentioned herein, including all title insurance premiums and surveyor, engineering, appraisal and examination charges, (e) any fees, costs, expenses and bank charges, including bank charges for returned checks, incurred by the Administrative Agent or the Issuing Bank in establishing, maintaining or handling agency accounts, lock box accounts and other accounts for the collection of any of the Collateral, (f) all reasonable out-of-pocket expenses (including without limitation reasonable attorneys' fees and costs, which attorneys may be employees of any Lender, the Issuing Bank or the Administrative Agent, and reasonable consulting, accounting, appraisal, investment bankruptcy and similar professional fees and charges) incurred by any Lender, the Issuing Bank or the Administrative Agent in connection with (i) the enforcement of or preservation of rights under any of the Loan Documents against the Borrowers or any of their Subsidiaries or the administration thereof after the occurrence of a Default or Event of Default and (ii) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to any Lender's, the Issuing Bank's or the Administrative Agent's relationship with the Borrowers or any of their Subsidiaries and (g) all reasonable fees, expenses and disbursements of any Lender, the Issuing Bank or the Administrative Agent incurred in connection with UCC searches, UCC filings, intellectual property searches, intellectual property filings or mortgage recordings. Each Borrower authorizes the Administrative Agent and each of the Lenders to debit any account maintained by such Borrower with such Lender for any of the foregoing fees, expenses or other amounts due and payable by such Borrower under this Credit Agreement or under any of the other Loan Documents. The covenants contained in this Section 16.2 shall survive payment or satisfaction in full of all other obligations.

     16.3. Indemnification. The Borrowers jointly and severally agree to
           ---------------
indemnify and hold harmless the Administrative Agent, the Issuing Bank, the Lenders and their affiliates from and against any and all claims, actions and suits whether groundless or otherwise, and from and against any and all liabilities, losses, damages and expenses of every nature and character arising out of this Credit Agreement or any of the other Loan Documents or the transactions contemplated hereby including, without limitation, (a) any actual or proposed use by the Borrowers or any of their Subsidiaries of the proceeds of any of the Revolving Credit Loans or Letters of Credit, (b) the reversal or withdrawal of any provisional credits granted by the Administrative Agent or the Issuing Bank upon the transfer of funds from lock box, bank agency, concentration accounts or otherwise under any cash management arrangements with the Borrowers or any Subsidiary or in connection with the provisional honoring of funds transfers, checks or other items, (c) any actual or alleged infringement of any patent, copyright, trademark, service mark or similar right of the Borrowers or any of their Subsidiaries comprised in the Collateral, (d) the Borrowers or any of their Subsidiaries entering into or performing this Credit Agreement or any of the other Loan Documents or (e) with respect to the Borrowers and their Subsidiaries and their respective properties and assets, the violation of any Environmental Law, the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release or threatened release of any Hazardous Substances or any action, suit, proceeding or investigation brought or threatened with respect to any Hazardous Substances (including, but not limited to, claims with respect to wrongful death, personal injury or damage to property), in each case including, without limitation, the reasonable fees and disbursements of counsel and allocated costs of internal counsel incurred in connection with any such investigation, litigation or other proceeding; provided, however, that the Borrowers and their Subsidiaries shall not be liable for any claims, actions, suits, liabilities, losses, damages, or expenses arising solely from the gross negligence or willful misconduct of any Lender as determined by a final, non-appealable judgment from a court of competent jurisdiction. In litigation, or the preparation therefor, the Lenders, the Issuing Bank and the Administrative Agent and their affiliates shall be entitled to select their own counsel and, in addition to the foregoing indemnity, the Borrowers jointly and severally agree to pay promptly the reasonable fees and expenses of such counsel. If, and to the extent that the obligations of the Borrowers under this
Section 16.3 are unenforceable for any reason, the Borrowers hereby agree to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law. The covenants contained in this
Section 16.3 shall survive payment or satisfaction in full of all other Obligations.

     16.4. Treatment of Certain Confidential Information.
           ---------------------------------------------

          16.4.1. Confidentiality. Each of the Lenders and the Administrative
                  ---------------
     Agent agrees, on behalf of itself and each of its affiliates, directors, officers, employees and representatives, to use reasonable precautions to keep confidential, in accordance with their customary procedures for handling confidential information of the same nature and in accordance with safe and sound banking practices, any non-public information supplied to it by the Borrowers or any of their Subsidiaries pursuant to this Credit Agreement that is identified by such Person as being confidential at the time the same is delivered to the Lenders or the Administrative Agent, provided that nothing herein shall limit the disclosure of any such
     --------
     information (a) after such information shall have become public other than through a violation of this Section 16.4, or becomes available to any of the Lenders or the Administrative Agent on a nonconfidential basis from a source other than the Borrowers, (b) to the extent required by statute, rule, regulation or judicial process, (c) to counsel for any of the Lenders or the Administrative Agent, (d) to bank examiners or any other regulatory authority having jurisdiction over any Lender or the Administrative Agent, or to auditors or accountants, (e) to the Administrative Agent, any Lender or any Financial Affiliate, (f) in connection with any litigation to which any one or more of the Lenders, the Administrative Agent or any Financial Affiliate is a party, or in connection with the enforcement of rights or remedies hereunder or under any other Loan Document, (g) to a Lender Affiliate or a Subsidiary or affiliate of the Administrative Agent, (h) to any actual or prospective assignee or participant or any actual or prospective counterparty (or its advisors) to any swap or derivative transactions referenced to credit or other risks or events arising under this Credit Agreement or any other Loan Document so long as such assignee, participant or counterparty, as the case may be, agrees to be bound by the provisions of Section 16.4 or (i) with the consent of the Borrowers. Moreover, each of the Administrative Agent, the Lenders and any Financial Affiliate is hereby expressly permitted by the Borrowers to refer to any Borrower and any of their Subsidiaries in connection with any advertising, promotion or marketing undertaken by the Administrative Agent, such Lender or such Financial Affiliate and, for such purpose, the Administrative Agent, such Lender or such Financial Affiliate may utilize any trade name, trademark, logo or other distinctive symbol associated with any Borrower or any of their Subsidiaries or any of their businesses.

          16.4.2. Prior Notification. Unless specifically prohibited by
                  ------------------
     applicable law or court order, each of the Lenders and the Administrative Agent shall, prior to disclosure thereof, notify the Borrowers of any request for disclosure of any such non-public information by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of such Lender by such governmental agency) or pursuant to legal process.

          16.4.3. Other. In no event shall any Lender or the Administrative
                  -----
     Agent be obligated or required to return any materials furnished to it or any Financial Affiliate by any Borrower or any of their Subsidiaries. The obligations of each Lender under this Section 16.4 shall supersede and replace the obligations of such Lender under any confidentiality letter in respect of this financing signed and delivered by such Lender to the Borrowers prior to the date hereof and shall be binding upon any assignee of, or purchaser of any participation in, any interest in any of the Revolving Credit Loans or Reimbursement Obligations from any Lender.

     16.5. Survival of Covenants, Etc. All covenants, agreements,
           --------------------------
representations and warranties made herein, in the Revolving Credit Notes, in any of the other Loan Documents or in any documents or other papers delivered by or on behalf of the Borrowers or any of their Subsidiaries pursuant hereto shall be deemed to have been relied upon by the Lenders and the Administrative Agent, notwithstanding any investigation heretofore or hereafter made by any of them, and shall survive the making by the Lenders of any of the Revolving Credit Loans and the issuance, extension or renewal of any Letters of Credit, as herein contemplated, and shall continue in full force and effect so long as any Letter of Credit or any amount due under this Credit Agreement or the Revolving Credit Notes or any of the other Loan Documents remains outstanding or any Lender has any obligation to make any Loans or the Administrative Agent has any obligation to cause the Issuing Bank to issue, extend or renew any Letter of Credit, and for such further time as may be otherwise expressly specified in this Credit Agreement. All statements contained in any certificate or other paper delivered to any Lender or the Administrative Agent at any time by or on behalf of the Borrowers or any of their Subsidiaries pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by the Borrowers or such Subsidiaries hereunder.

     16.6. Notices. Except as otherwise expressly provided in this Credit
           -------
Agreement, all notices and other communications made or required to be given pursuant to this Credit Agreement or the Revolving Credit Notes or any Letter of Credit Applications shall be in writing and shall be delivered in hand, mailed by United States registered or certified first class mail, postage prepaid, sent by overnight courier, or sent by telegraph, telecopy, facsimile or telex and confirmed by delivery via courier or postal service, addressed as follows:

          (a) if to the Borrowers, at 4080 Jenkins Road, Chattanooga, TN 37421,
     Attention: Ryan Rogers, Director of Treasury, or at such other address for notice as the Borrowers shall last have furnished in writing to the Person giving the notice;

          (b) if to the Administrative Agent, at One Federal Street, Boston, MA 02110, Attention: Christopher Godfrey, or such other address for notice as the Administrative Agent shall last have furnished in writing to the Person giving the notice; and

          (c) if to any Lender, at such Lender's address set forth on Schedule 1
                                                                      -------- -
     hereto, or such other address for notice as such Lender shall have last furnished in writing to the Person giving the notice.

     Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or facsimile to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer or the sending of such facsimile and
(ii) if sent by registered or certified first-class mail, postage prepaid, on the third Business Day following the mailing thereof. Any notice or other communication to be made hereunder or under the Revolving Credit Notes or any Letter of Credit Applications, even if otherwise required to be in writing under other provisions of this Credit Agreement, the Revolving Credit Notes or any Letter of Credit Applications, may alternatively be made in an electronic record transmitted electronically under such authentication and other procedures as the parties hereto may from time to time agree in writing (but not an electronic record), and such electronic transmission shall be effective at the time set forth in such procedures. Unless otherwise expressly provided in such procedures, such an electronic record shall be equivalent to a writing under the other provisions of this Credit Agreement, the Revolving Credit Notes or any Letter of Credit Applications, and such authentication, if made in compliance with the procedures so agreed by the parties hereto in writing (but not an electronic record), shall be equivalent to a signature under the other provisions of this Credit Agreement, the Revolving Credit Notes or any Letter of Credit Applications.

     16.7. Governing Law. THIS CREDIT AGREEMENT AND, EXCEPT AS OTHERWISE
           -------------
SPECIFICALLY PROVIDED THEREIN, EACH OF THE OTHER LOAN DOCUMENTS ARE CONTRACTS UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWERS AGREE THAT ANY SUIT FOR THE ENFORCEMENT OF THIS CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND SERVICE

OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWERS BY MAIL AT THE ADDRESS SPECIFIED IN SECTION 16.6. THE BORROWERS HEREBY WAIVE ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

     16.8. Headings. The captions in this Credit Agreement are for convenience
           --------
of reference only and shall not define or limit the provisions hereof.

     16.9. Counterparts. This Credit Agreement and any amendment hereof may be
           ------------
executed in several counterparts and by each party on a separate counterpart, each of which when executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Credit Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought. Delivery by facsimile by any of the parties hereto of an executed counterpart hereof or of any amendment or waiver hereto shall be as effective as an original executed counterpart hereof or of such amendment or waiver and shall be considered a representation that an original executed counterpart hereof or such amendment or waiver, as the case may be, will be delivered.

     16.10. Entire Agreement, Etc. The Loan Documents and any other documents
            ---------------------
executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Credit Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in Section 16.12.

     16.11. Waiver of Jury Trial. THE BORROWERS HEREBY WAIVE THEIR RIGHT TO A
            --------------------
JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS CREDIT AGREEMENT, THE REVOLVING CREDIT NOTES OR ANY OF THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF THE ADMINISTRATIVE AGENT OR ANY LENDER RELATING TO THE ADMINISTRATION OF THE REVOLVING CREDIT LOANS

OR ENFORCEMENT OF THE LOAN DOCUMENTS AND AGREES THAT THEY WILL NOT SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. Except as prohibited by law, the Borrowers hereby waive any right they may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Borrowers (a) certify that no representative, agent or attorney of any Lender or the Administrative Agent has represented, expressly or otherwise, that such Lender or the Administrative Agent would not, in the event of litigation, seek to enforce the foregoing waivers and (b) acknowledges that the Administrative Agent and the Lenders have been induced to enter into this Credit Agreement and the other Loan Documents to which it is a party by, among other things, the waivers and certifications contained herein.

     16.12. Consents, Amendments, Waivers, Etc. Any consent or approval required
            ----------------------------------
or permitted by this Credit Agreement to be given by the Lenders may be given, and any term of this Credit Agreement, the other Loan Documents or any other instrument related hereto or mentioned herein may be amended, and the performance or observance by the Borrowers or any of their Subsidiaries of any terms of this Credit Agreement, the other Loan Documents or such other instrument or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Borrowers and the written consent of the Required Lenders. Notwithstanding the foregoing, no amendment, modification or waiver shall:

          (a) without the written consent of the Borrowers and each Lender directly affected thereby:

               (i) reduce or forgive the principal amount of any Loans or Reimbursement Obligations, or reduce the rate of interest on the Revolving Credit Notes or the amount of the Commitment Fee or Letter of Credit Fees (other than interest accruing pursuant to Section
          5.11.2 following the effective date of any waiver by the Required Lenders of the Default or Event of Default relating thereto);

               (ii) increase the amount of such Lender's Commitment or extend the expiration date of such Lender's Commitment;

               (iii) postpone or extend the Maturity Date or any other regularly scheduled dates for payments of principal of, or interest on, the Revolving Credit Loans or Reimbursement Obligations or any Fees or other amounts payable to such Lender (it being understood that (A) a waiver of the application of the default rate of interest pursuant to
          Section 5.11.2, and (B) any vote to rescind any acceleration made pursuant to Section 13.1 of amounts owing with respect to the Revolving Credit Loans and other Obligations shall require only the approval of the Required Lenders); and

               (iv) other than pursuant to a transaction permitted by the terms of this Credit Agreement, release all or substantially all of the Collateral or release all or substantially all of the Guarantors from their guaranty obligations under the Guaranties (excluding, if any Borrower or any Subsidiary of a Borrower becomes a debtor under the federal Bankruptcy Code, the release of "cash collateral", as defined in Section 363(a) of the federal Bankruptcy Code pursuant to a cash collateral stipulation with the debtor approved by the Required Lenders);

          (b) without the written consent of all of the Lenders, amend or waive this Section 16.12, the definition of Required Lenders, or any other provision hereof specifying the percentage of Lenders required to approve or consent to any action, amendment or waiver;

          (c) without the written consent of the Supermajority Lenders, amend the definition of "Borrowing Base" or any defined term used therein; and

          (d) without the written consent of the Administrative Agent, amend or waive Section 14, the amount or time of payment of the Administrative Agent's Fee or any Letter of Credit Fees payable for the Administrative Agent's account or any other provision applicable to the Administrative Agent.

No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Administrative Agent or any Lender in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon the Borrowers shall entitle the Borrowers to other or further notice or demand in similar or other circumstances.

         16.13. Severability. The provisions of this Credit Agreement are
                ------------
severable and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Credit Agreement in any jurisdiction.

                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the undersigned have duly executed this Credit Agreement as a sealed instrument as of the date first set forth above.

                                          U.S. XPRESS ENTERPRISES, INC.


                                          By: /s/ Ray M. Harlin
                                              ----------------------------------
                                          Name: Ray M. Harlin
                                          Title: Executive Vice President
                                                 of Finance, Chief Financial
                                                 Officer and Assistant Secretary


                                          U.S. XPRESS, INC.


                                          By: /s/ Ray M. Harlin
                                              ----------------------------------
                                          Name: Ray M. Harlin
                                          Title:Assistant Secretary


                                          CSI/CROWN, INC.


                                          By: /s/ Ray M. Harlin
                                              ----------------------------------
                                          Name: Ray M. Harlin
                                          Title:Assistant Secretary


                                          U.S. XPRESS LEASING, INC.


                                          By: /s/ Ray M. Harlin
                                              ----------------------------------
                                          Name: Ray M. Harlin
                                          Title:Assistant Secretary

                                          FLEET CAPITAL CORPORATION,
                                          individually and as Administrative
                                          Agent


                                          By: /s/ Christopher Godfrey
                                              ----------------------------------
                                          Name: Christopher Godfrey
                                          Title: Senior Vice President


                                          FLEET NATIONAL BANK,
                                          as Issuing Bank


                                          By: /s/ Christopher Godfrey
                                              ----------------------------------
                                          Name: Christopher Godfrey
                                          Title: Senior Vice President


                                          THE CIT GROUP/BUSINESS CREDIT, INC.


                                          By: /s/ Arthur R. Cord Weller
                                              ----------------------------------
                                          Name: Arthur R. Cord Weller
                                          Title: Vice President


                                          LASALLE BANK NATIONAL ASSOCIATION


                                          By: /s/ Michael J. Heenan
                                              ----------------------------------
                                          Name: Michael J. Heenan
                                          Title: Corporate Banking Officer